UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by party other than the registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive additional materials
☐	Soliciting material under Rule 14a-12

180 LIFE SCIENCES CORP.
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

3000 El Camino Rd., Bldg. 4, Suite 200
Palo Alto, California 94306

May 23, 2023

To Our Stockholders:

The Board of Directors (“Board”) and officers of 180 Life Sciences Corp., a Delaware corporation (the “Company”), join us in extending to you a cordial invitation to attend the 2023 annual meeting of our stockholders, which we refer to as the annual meeting or the Meeting, to be held (subject to postponement(s) or adjournment(s) thereof):

Date:	Thursday, July 6, 2023
Time:	9:00 a.m. Pacific Time
Virtual Meeting Site:	https://agm.issuerdirect.com/atnf

You will not be able to attend the annual meeting physically. The annual meeting will be held via an audio teleconference. Stockholders may attend, vote and submit questions during the annual meeting via the Internet by logging in at https://agm.issuerdirect.com/atnf (please note this link is case sensitive), with your Control ID and Request ID, and thereafter following the instructions to join the virtual meeting. In addition to voting by submitting your proxy prior to the annual meeting and/or voting online as discussed herein, you also will be able to vote your shares electronically during the annual meeting with your Request ID. Details regarding the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

As permitted by the rules of the Securities and Exchange Commission (the “SEC” or the “Commission”), we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or E-proxy notice, on or about May 23, 2023, to our stockholders of record as of the close of business on May 11, 2023. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement and annual report and how to authorize your proxy to vote online. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement and annual report or elect to receive your proxy statement and annual report over the Internet. We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the annual meeting.

The Notice of Annual Meeting and Proxy Statement, is also available at https://www.iproxydirect.com/atnf (please note this link is case sensitive). This website also includes copies of our Annual Report on Form 10-K for the year ended December 31, 2022, which we refer to as the annual report. Stockholders may also request a copy of the proxy statement and our annual report by contacting our main office at (650) 507-0669.

In connection with the annual meeting, you will be asked to consider and vote on certain proposals, which are more fully described in the accompanying proxy statement. Whether or not you plan to attend the annual meeting, we urge you to read the proxy statement (and any documents incorporated into the proxy statement by reference) and consider such information carefully before voting. The attached Notice of Annual Meeting and the Proxy Statement describe the business to be considered and acted upon by the stockholders at the annual meeting. Please review these materials and vote your shares.

Your vote is very important. Even if you plan to attend the annual meeting, if you are a holder of record of voting stock please submit your proxy by mail, fax, Internet or telephone as soon as possible to make sure that your shares are represented at the annual meeting. If you hold your shares of Company stock in “street name” through a bank, broker, or other nominee, you must vote in accordance with the voting instructions provided to you by such bank, broker, or other nominee, which include instructions for voting by Internet or telephone.

Our Board of Directors encourages your participation in 180 Life Sciences Corp.’s electoral process and, to that end, solicits your proxy with respect to the matters described in the Notice of Meeting and the proxy statement.

We look forward to seeing you on Thursday, July 6, 2023. Your vote and participation in our governance is very important to us.

Sincerely,

/s/ Marc Feldmann	/s/ Lawrence Steinman
Prof. Sir Marc Feldmann, Ph.D.	Lawrence Steinman, M.D.
Executive Co-Chairman	Executive Co-Chairman

Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting of Stockholders to Be Held on July 6, 2023.

Our proxy statement and Annual Report on Form 10-K for the year ended December 31, 2022 are available at the following cookies-free website that can be accessed anonymously: https://agm.issuerdirect.com/atnf (please note this link is case sensitive). Stockholders may also vote prior to the meeting at www.iproxydirect.com/atnf (please note this link is case sensitive).

180 LIFE SCIENCES CORP.
3000 El Camino Rd., Bldg. 4, Suite 200
Palo Alto, California 94306

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, JULY 6, 2023

To the Stockholders of 180 Life Sciences Corp.:

We are pleased to provide you notice of, and to invite you to attend, the 2023 annual meeting of the stockholders of 180 Life Sciences Corp., a Delaware corporation (“180 Life”, the “Company”, “we” and “us”), which will be held on Thursday, July 6, 2023, at 9:00 a.m., Pacific Time (subject to postponement(s) or adjournment(s) thereof), which we refer to as the annual meeting, or the “Meeting”. The meeting will be held virtually via live audio webcast at https://agm.issuerdirect.com/atnf (please note this link is case sensitive). See also “Instructions For The Virtual Annual Meeting”, beginning on page 1. The annual meeting is being held for the following purposes:

1.	To elect four Class I directors to the Board of Directors (the “Board”) each to serve a term of two years and until their respective successors have been elected and qualified, or until such director’s resignation or removal. The Board has nominated for re-election the following incumbent Class I directors: Lawrence Steinman, James N. Woody, Russell T. Ray and Francis Knuettel II.

2.	To approve the adoption of the First Amendment to the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan. The Board of Directors recommends that you approve and ratify the first amendment to the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan.

3.	To approve an advisory resolution on Named Executive Officer compensation. The Board of Directors recommends that you approve and ratify executive compensation.

4.	To hold a non-binding vote on the frequency of executive compensation votes. The Board of Directors recommends a vote to hold future non-binding votes on executive compensation every “1 year”.

5.	To ratify the appointment of Marcum LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2023. The Board of Directors recommends that you approve and ratify the appointment of Marcum LLP as the Company’s independent auditors for the fiscal year ending December 31, 2023.

6.	Approval of an Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company. The Board of Directors recommends that you approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company.

7.	To transact such other business as may properly come before the annual meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” FOR PROPOSAL ONE, “FOR” PROPOSALS TWO, THREE, FIVE, AND SIX, AND FOR “1 YEAR” FOR PROPOSAL FOUR.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be postponed or adjourned. We do not expect to transact any other business at the annual meeting. Our Board of Directors has fixed the close of business on May 11, 2023, as the record date for determining those stockholders entitled to vote at the annual meeting and any adjournment or postponement thereof. Accordingly, only common and preferred stock stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the annual meeting.

We cordially invite you to attend the annual meeting. However, to ensure your representation at the annual meeting, please authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number, faxing your proxy card or by using the Internet as described in the instructions included with your proxy card or voting instruction card. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. This will not prevent you from voting at the meeting, but will help to secure a quorum and avoid added solicitation costs. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares and the vote cannot be cast unless you provide instructions to your broker. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your proxy may be revoked at any time before it is voted. Please review the proxy statement accompanying this notice for more complete information regarding the matters to be voted on at the meeting.

The enclosed proxy statement, notice of the availability of which is first being mailed to stockholders on or about May 23, 2023, is also available at https://www.iproxydirect.com/atnf (please note this link is case sensitive). This website also includes our Annual Report on Form 10-K for the year ended December 31, 2022, which we refer to as the 2022 Annual Report. Stockholders may also request a copy of the proxy statement and our annual report by contacting our main office at (650) 507-0669.

Even if you plan to attend the annual meeting, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the annual meeting if you are unable to attend.

If you have any questions or require any assistance with voting your shares, please contact our proxy agent, Issuer Direct Corporation at (919) 481-4000, or 1-866-752-VOTE (8683).

By Order of the Board of Directors:

/s/ Marc Feldmann	/s/ Lawrence Steinman
Prof. Sir Marc Feldmann, Ph.D.	Lawrence Steinman, M.D.
Executive Co-Chairman	Executive Co-Chairman

Palo Alto, California
May 23, 2023

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ASK YOU TO VOTE BY TELEPHONE, MAIL, FAX OR ON THE INTERNET USING THE INSTRUCTIONS ON THE PROXY CARD.

i

ii

General Director Qualifications	59
What Vote Is Required To Elect the Director Nominees	59
PROPOSAL 2 ADOPTION OF THE FIRST AMENDMENT TO THE 180 LIFE SCIENCES CORP. 2022 OMNIBUS INCENTIVE PLAN	60
General	60
Background and Purpose of the Amended Plan	60
Current Overview of Outstanding Equity Information	61
Summary of the Material Terms of the Amended Plan	61
Unanimous Recommendation of the Board of Directors; Vote Required	67
Proposal 3 Approval of an Advisory Resolution on Named Executive Officer Compensation	68
General	68
Vote Required	68
Proposal 4 Recommendation on the Frequency of Future Advisory Votes on Named Executive Officer Compensation	69
General	69
Vote Required	69
PROPOSAL 5 RATIFICATION OF APPOINTMENT OF AUDITORS	70
General	70
Audit Fees	70
Pre-Approval Policies	71
Vote Required	71
Proposal 6 Amend the Company’s SECOND Amended and Restated Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation	72
General	72
Conditions and Limitations to Exculpation under DGCL Section 102(b)(7)	72
Reasons for the Proposal	73
Effect of the Proposal if Approved	73
Vote Required	73
OTHER MATTERS	74
Proposals for 2024 Annual Meeting of Stockholders and 2024 Proxy Materials	74
Annual Report	75
Additional Filings	75
Other Matters to be Presented at the Annual Meeting	75
Company Contact Information	75

iii

PROXY STATEMENT
FOR 2023 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

180 Life Sciences Corp. (“we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our 2023 annual meeting of stockholders, which we refer to as our annual meeting, or the “Meeting”, on Thursday, July 6, 2023 at 9 a.m., Pacific time, and at any postponement(s) or adjournment(s) thereof. The meeting will be held virtually via live audio webcast at https://agm.issuerdirect.com/atnf (please note this link is case sensitive). See also “Instructions For The Virtual Annual Meeting”, beginning on page 1.

These materials were first sent or given to stockholders on or about May 23, 2023. You are invited to attend the annual meeting online and are requested to vote on the proposals described in this Proxy Statement.

Information Contained in this Proxy Statement

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and executive officers, corporate governance, and certain other required information. Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 31, 2023 (the “2022 Annual Report”). If you requested printed versions of these materials by mail, these materials also include the proxy card and vote instruction form for the annual meeting.

Instructions For The Virtual Annual Meeting

This year our annual meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live audio webcast.

To participate in the virtual meeting, visit https://agm.issuerdirect.com/atnf (please note this link is case sensitive) and enter the control number on your proxy card, or on the instructions that accompanied your proxy materials.

We recommend you check in/log in to the annual meeting 15 minutes before the meeting is scheduled to start so that any technical difficulties may be addressed before the meeting begins.

You may vote during the meeting by following the instructions available on the meeting website during the meeting. To the best of our knowledge, the virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

Questions During the Annual Meeting

We plan to hold a question-and-answer session with management immediately following the conclusion of the business to be conducted at the annual meeting.

You may submit a question at any time during the meeting by following the instructions provided in the meeting portal at the address described above. The Chair of the meeting has broad authority to conduct the annual meeting in an orderly manner, including establishing rules of conduct. A copy of the rules of conduct will be available online at the annual meeting.

Questions will be relayed to the meeting organizers and forwarded to the Chairman of the meeting for review. Questions regarding matters to be acted upon at the meeting will be answered after each matter has been presented, as appropriate. Questions from stockholders not relating to proposals will be grouped by topic with a representative question read aloud and answered as time permits and to the extent such questions do not relate to material non-public information, off-topic items or other matters which the Chairman in his discretion, believes should not be addressed at the annual meeting.

Technical Difficulties or Trouble Accessing the Virtual Meeting Website

Technicians will be available to assist you if you experience technical difficulties accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call 844-399-3386 for assistance.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s 2022 Annual Report) via the Internet at https://www.iproxydirect.com/atnf (please note this link is case sensitive) or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

Record Date and Shares Entitled to Vote

You are entitled to notice of and to vote at the annual meeting if you were a stockholder of record as of the close of business on May 11, 2023 (the “Record Date”).

At the close of business on the Record Date, there were (a) 5,317,586 shares of our common stock outstanding; (b) no shares of our Series A Convertible Preferred Stock outstanding; (c) 1 share of our preferred Class C Special Voting Shares outstanding; and (d) 1 share of our preferred Class K Special Voting Shares outstanding.

The common stock votes one vote on all stockholder matters, the Class C Special Voting Shares, vote 0 voting shares in aggregate; and the Class K Special Voting Shares vote 264 voting shares in aggregate. As a result, we had an aggregate of 5,317,850 total voting shares as of the Record Date.

In order for us to satisfy our quorum requirements, the holders of at least a majority of the voting power of all outstanding shares of capital stock entitled to vote at the meeting must be present. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail, by fax or by telephone or the Internet) that is received at or prior to the meeting (and not revoked).

If your proxy is properly executed and received by us in time to be voted at our annual meeting, the shares represented by your proxy (including those given through the mail, by fax or by telephone or the Internet) will be voted in accordance with your instructions. If you execute your proxy but do not provide us with any instructions, your shares will be voted “for all” for Proposal One, “for” Proposals Two, Three, Five, and Six, and for “1 Year” for Proposal Four, or otherwise determined by the proxies.

The only matters that we expect to be presented at our annual meeting are set forth in the notice of annual meeting. If any other matters properly come before our annual meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies on such matters in their best judgment.

Voting Process

If you are a stockholder of record, there are five ways to vote:

●	At the virtual annual meeting. You may vote during the meeting by following the instructions available on the meeting website during the meeting.

●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the notice.

●	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card or notice.

●	By Fax. If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card or notice.

●	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

If you hold shares through an account with a bank or broker, the voting of the shares by the bank or broker when you do not provide voting instructions is governed by the rules of the New York Stock Exchange (the “NYSE”). NYSE rules allow brokers, banks and other nominees to vote shares on certain “routine” matters for which their customers do not provide voting instructions. Only Proposal 5 is a “routine” proposal. Therefore, if you do not instruct your broker, bank and other nominee how to vote, your broker, bank and other nominee will have discretionary authority to vote your shares on Proposal 5. A broker non-vote occurs when your bank or broker submits a proxy but does not vote on non-routine proposals, absent specific instructions from you. See also “Voting Requirements for Each of the Proposals”, below.

Providing and Revoking Proxies

The presence of a stockholder at our annual meeting will not automatically revoke that stockholder’s proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by:

●	submitting a written revocation prior to the annual meeting to the Corporate Secretary, 180 Life Sciences Corp., 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306;

●	submitting another signed and later dated proxy card and returning it by mail in time to be received before our annual meeting or by submitting a later dated proxy by the Internet or telephone prior to the annual meeting; or

●	attending our annual meeting and voting by following the instructions available on the meeting website during the meeting.

Meeting Time and Location: Virtual Annual Meeting

Attendance at the annual meeting is limited to holders of record of our common stock and preferred stock at the close of business on the record date, May 11, 2023, and our guests. You will be asked to provide your control number in order to be admitted into the annual meeting. If your shares are held in the name of a bank, broker, or other nominee and you plan to attend the annual meeting, you must obtain your control number from such bank, broker, or other nominee, or contact Issuer Direct Corporation at (919) 481-4000, or 1-866-752-VOTE (8683) to obtain your control number, in order to be admitted. No recording of the meeting will be permitted. At the annual meeting, stockholders of the Company will be afforded a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meetings in a substantially concurrent manner with such proceedings.

Conduct at the Meeting

The Chairman of the meeting has broad responsibility and legal authority to conduct the annual meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. The Chairman may exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of stockholders of the Company, the number of items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure you that every stockholder who wishes to speak on an item of business will be able to do so.

Voting Requirements for Each of the Proposals

Proposal		Vote Required	Broker Discretionary Voting Allowed*
1	Election of four Class I Directors	Plurality of Votes Cast	No
2	Adoption of the First Amendment to the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan	Affirmative vote of a majority of the votes cast on the proposal	No
3	To approve an advisory resolution on Named Executive Officer compensation	Affirmative vote of a majority of the votes cast on the proposal	No
4	To hold a non-binding vote on the frequency of executive compensation votes	Plurality of Votes Cast	No
5	Ratify the appointment of Marcum LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2023	Affirmative vote of a majority of the votes cast on the proposal	Yes
6	Approval of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to Limit the Liability of Certain Officers of the Company	Affirmative vote of a majority of the voting shares entitled to vote generally in the election of directors	No

*	See also “Quorum”, below.

For Proposal 1, the four nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected as directors to serve for a term of two years and until their successors are duly elected and qualified, unless the elected director is removed or resigns earlier. This means that the director nominees with the most “for” votes will be elected. Thus, shares as to which a stockholder “withholds” voting authority and broker non-votes will not be counted towards any director nominee’s achievement of a plurality and will not affect the outcome of the election of directors. Stockholders may not cumulate their votes in favor of any one nominee.

Approval of Proposals 2, 3, and 5 require the affirmative vote of a majority of the votes cast on such proposals present in person or represented by proxy at the annual meeting and entitled to vote thereon, provided that a quorum exists at the annual meeting, and provided further that proposal 3 is non-binding. Votes cast “against” Proposals 2, 3, and 5 will count against the approval of the proposals. Abstentions and broker non-votes will not be counted as votes cast, but will be counted as shares present in person or represented by proxy at the meeting and entitled to vote thereon, and will therefore be treated as a vote “against” such proposals. Broker non-votes will not be counted as votes cast, and are not entitled to vote on proposals where shareholders have not provided discretionary authority, and as such will have no effect on these proposals.

For Proposal 4, the voting frequency (i.e., every “1 year”, “2 years”, or “3 years”) receiving the affirmative “for” vote of the greatest number of votes cast by stockholders who are present, either in person or by proxy, at the annual meeting and entitled to vote on Proposal 4 will be the frequency recommended, on an advisory basis, by our stockholders. Abstentions and broker non-votes will not be counted as votes cast and will not be counted in favor of any recommendation of voting frequency.

Approval of Proposal 6 requires the affirmative “for” vote of a majority of the voting power of the outstanding shares of Company capital stock entitled to vote generally in the election of directors (as opposed to outstanding shares present, in person or by proxy, at the meeting). Votes cast “against”, as well as abstentions and broker non-votes, will have the effect of vote against the approval of Proposal 6.

If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. For your vote to be counted, you must submit your voting instruction form to your broker.

As described above, although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of directors or on any issues requiring approval of a majority of the votes cast at the annual meeting.

Quorum

In order for us to satisfy our quorum requirements, the holders of at least a majority of the voting power of all outstanding shares of capital stock entitled to vote at the meeting must be present. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail, by fax or by telephone or the Internet) that is received at or prior to the meeting (and not revoked).

Board of Directors Voting Recommendations

Our Board recommends that you vote your shares:

●	“FOR” each of the nominees to the Board of Directors (Proposal 1).

●	“FOR” approval of the First Amendment to the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan (Proposal 2).

●	“FOR” the approval of the advisory resolution on Named Executive Officer compensation (Proposal 3).

●	For “1 Year” for the frequency of future votes on executive compensation (Proposal 4).

●	“FOR” the ratification of the appointment of Marcum LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2023 (Proposal 5).

●	“FOR” the amendment to the Company’s Second Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company (Proposal 6).

Mailing Costs and Solicitation of Proxies

We will pay the cost of soliciting proxies. Proxies may be solicited on behalf of the Company by directors, officers or employees of the Company in person or by telephone, facsimile or other electronic means. We may also pay Issuer Direct Corporation a fee not to exceed $10,000 plus costs and expenses. In addition, Issuer Direct Corporation and certain related persons may be indemnified against certain liabilities arising out of or in connection with the engagement.

Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Inspector of Voting

It is anticipated that representatives of Issuer Direct Corporation will tabulate the votes and act as inspector of election for the annual meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the annual meeting will be available at our principal executive offices, for any purpose germane to the annual meeting, during ordinary business hours, for a period of ten days prior to the annual meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (Notice) you received in the mail, or, if you requested to receive printed proxy materials, your enclosed proxy card.

Confidential Voting

Independent inspectors will count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the Record Date your shares were registered in your name with the Company’s transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by the Company. If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials (or the Notice) are required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, you must obtain your control number from such bank, broker, or other nominee, or contact Issuer Direct Corporation at (919) 481-4000, or 1-866-752-VOTE (8683) to obtain your control number, in order to be admitted and since you are not the stockholder of record, you may not vote your shares by following the instructions available on the meeting website during the meeting unless you request and obtain a valid proxy from your broker or, other agent.

Multiple Stockholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, as well as some brokers (or other nominees), household the Company’s Proxy Materials, which means that we or they deliver a single Proxy Statement and 2022 Annual Report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker (or other nominee) or from us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement or Annual Report in the future, or if you are receiving multiple copies of the Proxy Statement and Annual Report and wish for only one copy to be delivered to your household in the future, please notify (i) your broker (or other nominee) if your shares are held in a brokerage or similar account or (ii) the Company if you hold registered shares in your own name. We will promptly deliver a separate Proxy Statement to record stockholders upon written or oral request. You can notify us of your instructions by telephone at (650) 507-0669 or by sending a written request to our Corporate Secretary at our principal executive offices at 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306, or a stockholder may make a request by calling our Investor Relations at (650) 507-0669.

If you receive more than one Notice of Internet Availability of Proxy Materials, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process” on page 3, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The preliminary voting results will be announced at the annual meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the annual meeting.

Company Mailing Address

The mailing address of our principal executive offices is 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306.

Other Matters

As of the date of this proxy statement, the Board of Directors does not know of any business to be presented at the annual meeting other than as set forth in the notice accompanying this proxy statement. If any other matters should properly come before the annual meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting the proxies.

BACKGROUND OF THE COMPANY

On November 6, 2020, the Company (formerly known as KBL Merger Corp. IV (prior to the closing of the Business Combination (defined below), sometimes referred to herein as “KBL”) consummated the previously announced business combination (the “Business Combination”) following a special meeting of stockholders, where the stockholders of the Company considered and approved, among other matters, a proposal to adopt that certain Business Combination Agreement (as amended, the “Business Combination Agreement”), dated as of July 25, 2019, entered into by and among the Company, KBL Merger Sub, Inc. (“Merger Sub”), 180 Life Corp. (f/k/a 180 Life Sciences Corp.) (“180”), Katexco Pharmaceuticals Corp. (“Katexco”), CannBioRex Pharmaceuticals Corp. (“CBR Pharma”), 180 Therapeutics L.P. (“180 LP” and together with Katexco and CBR Pharma, the “180 Subsidiaries” and, together with 180, the “180 Parties”), and Lawrence Pemble, in his capacity as representative of the stockholders of the 180 Parties (the “Stockholder Representative”). Pursuant to the Business Combination Agreement, among other things, Merger Sub merged with and into 180, with 180 continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Merger”). The Merger became effective on November 6, 2020 (the closing of the Merger being referred to herein as the “Closing”). In connection with, and prior to, the Closing, 180 filed a Certificate of Amendment of its Certificate of Incorporation in Delaware to change its name to 180 Life Corp., and KBL Merger Corp. IV (the Company) changed its name to 180 Life Sciences Corp.

Reverse Stock Split

On December 15, 2022, at a Special Meeting of the stockholders of the Company, the stockholders of the Company approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our issued and outstanding shares of our common stock, par value $0.0001 per share, by a ratio of between one-for-four to one-for-twenty, inclusive, with the exact ratio to be set at a whole number to be determined by our Board of Directors or a duly authorized committee thereof in its discretion, at any time after approval of the amendment and prior to December 15, 2023 (the “Stockholder Authority”). On December 15, 2022, the Company’s Board of Directors, with the Stockholder Authority, approved an amendment to our Second Amended and Restated Certificate of Incorporation to affect a reverse stock split of our common stock at a ratio of 1-for-20 (the “Reverse Stock Split”).

Immediately after the Special Meeting and the approval thereof by the Board, on December 15, 2022, we filed a Certificate of Amendment to our Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Reverse Stock Split.

Pursuant to the Certificate of Amendment, the Reverse Stock Split became effective on December 19, 2022 at 12:01 a.m. Eastern Time (the “Effective Time”). The Certificate of Amendment did not reduce the number of authorized shares of our common stock, nor alter the par value of our common stock or modify any voting rights or other terms of our common stock.

No fractional shares were issued in connection with the Reverse Stock Split and stockholders of record who otherwise would be entitled to receive fractional shares, were instead entitled to have their fractional shares rounded up to the nearest whole share.

The effects of the 1-for-20 Reverse Stock Split have been retroactively reflected throughout this Proxy Statement.

DEFINITIONS

Unless the context requires otherwise, references in this proxy statement to the “Company,” “we,” “us,” “our,” “180 Life”, “180LS” and “180 Life Sciences Corp.” refer specifically to 180 Life Sciences Corp. and its consolidated subsidiaries. References to “KBL” refer to the Company prior to the November 6, 2020 Business Combination.

In addition, unless the context otherwise requires and for the purposes of this Proxy Statement only:

●	“CAD” refers to Canadian dollars;

●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

●	“£” or “GBP” refers to British pounds sterling;

●	“SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and

●	“Securities Act” refers to the Securities Act of 1933, as amended.

FORWARD-LOOKING STATEMENTS AND WEBSITE LINKS

Statements in this Proxy Statement that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. These statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements, including any failure to meet stated goals and commitments, and execute our strategies in the time frame expected or at all, as a result of many factors, including the need for additional funding, the terms of such funding, changing government regulations, the outcome of trials and our ability to market and commercialize future products. More information on risks, uncertainties, and other potential factors that could affect our business and performance is included in our other filings with the SEC, including in the “Risk Factors”, “Cautionary Note Regarding Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. These forward-looking statements are based on our current estimates and assumptions and, as such, involve uncertainty and risk. Actual results could differ materially from projected results.

We do not assume any obligation to update information contained in this document, except as required by federal securities laws. Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Neither our website nor its contents are a part of this Proxy Statement.

Website links included in this Proxy Statement are for convenience only. The content in any website links included in this Proxy Statement is not incorporated herein and does not constitute a part of this Proxy Statement.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities or the Exchange Act, the sections of this proxy statement titled “Audit Committee Report”, “Pay Versus Performance” and “Relationship Between “Compensation Actually Paid” and Performance”, to the extent permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”), shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

REFERENCES TO ADDITIONAL INFORMATION

Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 31, 2023 (the “2022 Annual Report”).

You may also request a copy of this proxy statement and the annual report from Issuer Direct Corporation, the Company’s proxy agent, at the following address and telephone number:

Issuer Direct Corporation
One Glenwood Ave., Suite 1001, Raleigh, North Carolina, 27603
(919) 481-4000, or 1-866-752-VOTE (8683)

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our common stock, Class C Special Voting Shares, and Class K Special Voting Shares, at the close of business on the Record Date, will be entitled to vote at the annual meeting, on all matters properly presented at the annual meeting and at any adjournment or postponement thereof.

At the close of business on the Record Date, there were (a) 5,317,586 shares of our common stock outstanding; (b) no shares of our Series A Convertible Preferred Stock outstanding; (c) 1 share of our Class C Special Voting Shares outstanding; and (d) 1 share of our Class K Special Voting Shares outstanding.

The common stock votes one vote on all stockholder matters, the Class C Special Voting Shares, vote 0 voting shares in aggregate; and the Class K Special Voting Shares vote 264 voting shares in aggregate. As a result, we had an aggregate of 5,317,850 total voting shares as of the Record Date.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein and, moreover, do not have cumulative voting rights with respect to the election of directors.

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, the number and percentage of outstanding shares of our common stock, Class C Special Voting Shares; and Class K Special Voting Shares, beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors; (c) each of our Named Executive Officers (as defined below under “Executive and Director Compensation — Summary Executive Compensation Table”); and (d) all current directors and Named Executive Officers, as a group.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or upon conversion of a convertible security) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company, and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Unless otherwise indicated, the business address of each of the entities, directors and executive officers in this table is 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306.

Name and Address of Beneficial Owners	Number of Common Stock Shares Beneficially Owned		Percent of Common Stock
Directors, Executive Officers and Named Executive Officers
James N. Woody	59,443	(1)	1.1%
Jonathan Rothbard	40,939	(2)	*
Ozan Pamir	11,221	(3)	*
Quan Anh Vu(a)	1,025		*
Lawrence Steinman	31,379	(4)	*
Marc Feldmann	141,747	(4)	2.7%
Donald A. McGovern, Jr.	14,761	(5)	*
Larry Gold	6,246	(6)	*
Francis Knuettel II	2,269	(7)	*
Pamela G. Marrone	5,278	(7)	*
Teresa M. DeLuca	2,894	(7)(8)	*
Russell T. Ray	5,223	(7)	*

All officers and directors as a group (11 persons)(9)	321,400		5.9%

5% Stockholders
None.

*	Less than one percent.

**	Percentages based upon 5,317,586 shares of our common stock issued and outstanding at May 11, 2023.

(a)	Resigned effective January 15, 2023, but included as a “Named Executive Officer” for fiscal 2022.

(1)	Includes options to purchase 57,555 shares of common stock at an exercise price of $88.60 per share, which have vested, and/or which vest within 60 days of the Record Date.

(2)	Includes options to purchase 12,916 shares of common stock at an exercise price of $79.00 per share, which have vested, and/or which vest within 60 days of the Record Date.

(3)	Includes options to purchase 7,400 shares of common stock at an exercise price of $88.60 per share, which have vested, and/or which vest within 60 days of the Record Date.

(4)	Includes options to purchase 1,250 shares of common stock at an exercise price of $79.00 per share, which have vested, and/or which vest within 60 days of the Record Date.

(5)	Includes options to purchase 1,250 shares of common stock at an exercise price of $49.80 per share, options to purchase 1,375 shares of common stock at an exercise price of $7.56, and options to purchase 6,707 shares of common stock at an exercise price of $27.20 per share, in each case which have vested, and/or which vest within 60 days of the Record Date.

(6)	Includes options to purchase 1,250 shares of common stock at an exercise price of $49.80 per share, and options to purchase 1,375 shares of common stock at an exercise price of $7.56, and options to purchase 250 shares of common stock at an exercise price of $27.20 per share, in each case which have vested, and/or which vest within 60 days of the Record Date.

(7)	Includes options to purchase 1,811 shares of common stock at an exercise price of $151.20 per share, and options to purchase 350 shares of common stock at an exercise price of $27.20 per share, in each case which have vested, and/or which vest within 60 days of the Record Date.

(8)	Includes 125 shares of common stock held by Teresa M. DeLuca’s spouse, 125 shares of common stock held by The Santina Iraggi Irrvoc TR, U/A 11/2/20, an irrevocable trust, of which Teresa M. DeLuca is beneficiary and trustee, and 125 shares of common stock held by the REV TR FBO Teresa M Deluca, a revocable trust, of which Teresa M. DeLuca is beneficiary and trustee, all of which shares Teresa M. DeLuca is deemed to beneficially own.

(9)	Does not include the ownership of Quan Vu, who is a Named Executive Officer, but who resigned from the Company effective January 18, 2023.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

CORPORATE GOVERNANCE

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the SEC and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations.

Board Leadership Structure

Our Board of Directors has the responsibility for selecting the appropriate leadership structure for the Company. In making leadership structure determinations, the Board of Directors considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders.

Our current leadership structure is comprised of two Co-Executive Chairmen of the Board, Prof. Sir Marc Feldmann, Ph.D. and Lawrence Steinman, M.D., and a separate Chief Executive Officer (“CEO”), James N. Woody, M.D. Ph.D. The Board of Directors believes that this leadership structure is the most effective and efficient for the Company at this time. The Board of Directors does not have a policy as to whether the Chairman/Chairmen should be an independent director, an affiliated director, or a member of management. Our Board of Directors believes that the Company’s current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management (the Company’s CEO, Dr. Woody) and the members of our Board of Directors. It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to its CEO, while enabling our Chairmen to facilitate our Board of Directors’ oversight of management, promote communication between management and our Board of Directors, and support our Board of Directors’ consideration of key governance matters. The Board of Directors believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

The Board believes that this leadership structure, including our strong independent Lead Director, best serves the Company and its stockholders at this time by leveraging executive leadership experience while providing effective independent oversight. Independent leadership remains an important pillar of the Board leadership structure and, as such, the Company continues to have an independent Lead Director with robust, well-defined responsibilities as set forth below under “Independent Lead Director.”

The Board evaluates its structure periodically, as well as when warranted by specific circumstances in order to assess which structure is in the best interests of the Company and its stockholders based on the evolving needs of the Company. This approach provides the Board appropriate flexibility to determine the leadership structure best suited to support the dynamic demands of our business.

Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risks throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight among the full Board of Directors, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

The Board of Directors exercises direct oversight of strategic risks to the Company. The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our Board or relevant committee, which provides guidance on risk assessment and mitigation. The Nominating and Corporate Governance Committee recommends the slate of director nominees for election to the Company’s Board of Directors, identifies and recommends candidates to fill vacancies occurring between annual stockholder meetings, reviews, evaluates and recommends changes to the Company’s Corporate Governance Guidelines, and establishes the process for conducting the review of the Chief Executive Officer’s performance. The Risk, Safety and Regulatory Committee oversees our risk management policies and procedures, reviews our principal risk and compliance policies and our approach to risk management, deals with risk identification and risk assessment for the principal operational, business, compliance, legal and ethics risks facing our company, whether internal or external in nature. (The Company’s committees are described in greater detail below).

Our Co-Executive Chairmen can represent the board in communications with stockholders and other stakeholders but cannot individually (however the full Board can) override our Chief Executive Officer on, any risk matters. Additionally, our Co-Executive Chairmen have not traditionally provided input on design of the Board itself, which instead comes from the full Board.

While the Board and its committees oversee the Company’s strategy, management is charged with its day-to-day execution. To monitor performance against the Company’s strategy, the Board receives regular updates and actively engages in dialogue with management.

Family Relationships

There are no family relationships among executive officers and directors.

Arrangements between Officers and Directors

There is no arrangement or understanding between our directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer. There are also no arrangements, agreements or understandings to our knowledge between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

Other Directorships

None of the directors of our Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act), other than:

●	Mr. McGovern (who serves on the Board of Directors of Cars.com and as the Chairman of the Audit Committee and Member of the Compensation Committee of Cars.com),

●	Prof. Steinman (who serves on the Board of Directors of BioAtla, Inc. (NASDAQ:BCAB), on the Compensation Committee and Nominating and Corporate Governance Committee of BioAtla and on the Board of Directors of Pasithea Therapeutics Corp. (NASDAQ:KTTA), and also on the Compensation Committee and Nominating and Corporate Governance Committee of Pasithea),

●	Dr. DeLuca (who serves on the Board of Directors of Surgery Partners, Inc. (NASDAQ:SGRY) and on the Audit Committee and Chair Compliance and Ethics Committee of the Board of Directors of Surgery Partners, Inc.), and

●	Mr. Knuettel (who serves as a member of the Board of Directors, Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee of Murphy Canyon Acquisition Corp. (MURF), as a member of the Board of Directors, Audit Committee and Nominations and Corporate Governance Committee of Relativity Acquisition Corp. (NASDAQ:RACY).

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law; (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board of Directors Meetings

During the fiscal year that ended on December 31, 2022, the Board held seven meetings and took various other actions via the unanimous written consent of the Board of Directors and the various committees described below. Each director attended at least 75% of all of the Board of Directors meetings and committee meetings of the committees on which they served, during the fiscal year ended December 31, 2022. All of the Company’s directors attended the Company’s 2022 annual meeting. Each director of the Company is expected to be present at annual meetings of stockholders, absent exigent circumstances that prevent their attendance. Where a director is unable to attend an annual meeting in person but is able to do so by electronic conferencing, the Company will arrange for the director’s participation by means where the director can hear, and be heard, by those present at the meeting.

Board Committee Membership

Our Board of Directors has four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Risk, Safety and Regulatory Committee. All four committees are composed solely of independent directors. We filed a copy of our Audit Committee charter and our Compensation Committee charter as exhibits to the registration statement that we filed in connection with our IPO. We filed a copy of our Nominating and Corporate Governance Committee charter as an exhibit to our Current Report on Form 8-K that we filed with the SEC on November 12, 2020. We filed a copy of our Risk, Safety and Regulatory Committee charter as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 that we filed with the SEC on July 9, 2021. You can review the charters for our standing committees by accessing our public filings at the SEC’s web site at www.sec.gov or on our website at https://ir.180lifesciences.com/corporate-governance/board-committees.

The current members of the committees of our Board of Directors are as follows:

Director Name	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Risk, Safety and Regulatory Committee
Lawrence Steinman, M.D.(1)
Sir Marc Feldmann, Ph.D.(1)
James N. Woody, M.D., Ph.D.
Larry Gold, Ph.D.	X	M		C
Donald A. McGovern, Jr.(2)	X	C	M		M
Russell T. Ray, MBA	X	M	M	M
Teresa DeLuca, M.D., MBA	X		C	M
Francis Knuettel II, MBA	X	M			M
Pamela G. Marrone, Ph.D.	X		M		C

(1)	Co-Executive Chairman of the Board of Directors.

(2)	Lead independent director.

C	Chairperson of the Committee.

M	Member of the Committee.

Each of these committees has the duties described below and operates under a charter that has been approved by our Board of Directors.

Audit Committee

NASDAQ listing standards and applicable SEC rules require that the Audit Committee of a listed company be comprised solely of independent directors. We have established an Audit Committee of the Board of Directors, which currently consists of Donald A. McGovern, Jr., MBA (Chair), Larry Gold, Ph.D., Russell T. Ray, MBA and Francis Knuettel II, MBA. Each member of the Audit Committee meets the independent director standard under NASDAQ’s listing standards and under Rule 10A-3(b)(1) of the Exchange Act. Each member of the Audit Committee is financially literate and our Board of Directors has determined that Mr. McGovern qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

Responsibilities of the Audit Committee include:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by us;

●	pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	reviewing and discussing with the independent registered public accounting firm all relationships the firm has with us in order to evaluate their continued independence;

●	setting clear hiring policies for employees or former employees of the independent registered public accounting firm;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our consolidated financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a Compensation Committee of the Board of Directors. The members of our Compensation Committee are Teresa DeLuca MD, Ph.D. (Chair), Donald A. McGovern, Jr., MBA, Russell T. Ray, MBA and Pamela G. Marrone, Ph.D. We have adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation in executive session at which the Chief Executive Officer is not present;

●	reviewing and approving the compensation of all of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

●	producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The Compensation Committee charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

Compensation Committee Interlocks and Insider Participation

As described above, the current members of the Compensation Committee are independent members of our Board of Directors. No member of the Compensation Committee is an employee or a former employee of the Company. During fiscal 2022, none of our executive officers served on the Compensation Committee (or its equivalent) or Board of Directors of another entity whose executive officer served on our Compensation Committee. Accordingly, the Compensation Committee members have no interlocking relationships required to be disclosed under SEC rules and regulations.

Nominating and Governance Committee

We have established a nominating and corporate governance committee of the Board of Directors. The members of our Nominating and Governance Committee are Larry Gold, Ph.D. (Chair), Russell T. Ray, MBA and Teresa DeLuca MD, MBA. Our Board has determined that each member is independent under applicable NASDAQ listing standards. We have adopted a Compensation Committee charter, which details the principal functions of the nominating and corporate governance committee. Specific responsibilities of the Nominating and Corporate Governance Committee include:

●	making recommendations to our Board regarding candidates for directorships;

●	making recommendations to our Board regarding the size and composition of our Board;

●	overseeing our corporate governance policies and reporting; and

●	making recommendations to our Board concerning governance matters.

Risk, Safety and Regulatory Committee

In May 2021, the Board of Directors adopted a charter of a Risk, Safety and Regulatory Committee, which committee is tasked with, among other things, overseeing our risk management policies and procedures, reviewing our principal risk and compliance policies and our approach to risk management, dealing with risk identification and risk assessment for the principal operational, business, compliance and ethics risks facing our company, whether internal or external in nature including, but not limited to, the risks and incident responses associated with: information security; business continuity and disaster recovery; vendor management; operations risks; supply chain risks; employment and workplace conduct practices; safety and environmental matters; and legal risks, overseeing our compliance programs, reviewing our compliance with relevant laws, regulations, and corporate policies (including our Code of Ethics), overseeing significant complaints and other matters raised through our compliance reporting mechanisms, including the review and investigation of such matters as necessary, reviewing significant government inquiries or investigations and other significant legal actions, reviewing information about current and emerging legal and regulatory compliance risks and enforcement trends that may affect our business operations, performance or strategy, meeting, and reviewing and discussing with management the implementation and enforcement of policies, standards, procedures and risk management programs, and compliance with applicable laws and regulations, related to the manufacture and supply of products consistent with applicable high-quality and medical product safety standards. The members of our Risk, Safety and Regulatory Committee are Pamela G. Marrone, Ph.D. (Chair), Donald A. McGovern, Jr., MBA, and Francis Knuettel II, MBA. Our Board has determined that each member is independent under applicable NASDAQ listing standards.

Director Independence

Our Board of Directors has affirmatively determined that each of Donald A. McGovern, Jr., MBA, Larry Gold, Ph.D., Russell T. Ray, MBA, Teresa M. DeLuca, M.D., MBA, Pamela G. Marrone, Ph.D. and Francis Knuettel II, MBA is an independent director as defined under the NASDAQ rules governing members of boards of directors and as defined under Rule 10A-3 of the Exchange Act, and has no relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Furthermore, the Board has determined that each of the members of our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Risk, Safety and Regulatory Committee is independent within the meaning of Nasdaq director independence standards applicable to members of such committees, as currently in effect.

The Compensation Committee members also qualify as “non-employee directors” within the meaning of Section 16 of the Exchange Act.

Board Diversity Matrix

Beginning in 2022, we surveyed the Board and asked each director to self-identify their race/ethnicity, gender identity and LGBTQ+ identity. The results are presented below in the table below, which provides certain highlights of the composition of our board members and nominees. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Proposed Rule 5605(f).

Board Diversity Matrix (As of May 11, 2023)*
Total Number of Directors	9
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	7	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	7	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

*	The Company’s 2021 Board Diversity Matrix was publicly disclosed in the Company’s proxy statement for its 2022 Annual Meeting of Stockholders.

Under the phase-in transition rules, the Company is required to have, or provide an explanation why it does not have, (x) at least one diverse director by December 31, 2023, and (y) at least two diverse directors by December 31, 2026. Pursuant to applicable Nasdaq rules, because we are a “smaller reporting company”, and because, as shown in the table above, as of May 11, 2023, we had two directors who self-identify as female, we currently meet Nasdaq’s diversity objective of having two diverse directors.

Website Availability of Documents

The charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and our Code of Business Conducts and Ethics can be found on our website at https://ir.180lifesciences.com/corporate-governance/governance-documents. Unless specifically stated herein, documents and information on our website are not incorporated by reference in this proxy statement.

Stockholder Communications with the Board of Directors

Our stockholders and other interested parties may communicate with members of the Board of Directors by submitting such communications in writing to our Corporate Secretary, 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Corporate Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular board member or members, the communication will be forwarded to a board member to bring to the attention of the Board of Directors.

Lead Independent Director

Our lead independent director has a clearly defined set of responsibilities and provides significant independent Board leadership. Donald A. McGovern, Jr., MBA, has served as our lead independent director since March 2021.

Our lead director: will preside at any meetings of the independent directors, including executive sessions, and take the lead role in communicating to the Co-Chairmen any feedback, as appropriate; will (a) assist in the recruitment of board candidates; (b) have active involvement in board evaluations; (c) have active involvement in establishing committee membership and committee chairs; and (d) have active involvement in the evaluation of the chief executive officer; will provide board performance feedback to the Co-Chairmen; will work with committee chairs as necessary to ensure committee work is conducted at the committee level and appropriately reported to the board; will communicate with the independent directors between meetings when appropriate; and will recommend consultants and outside advisors to the board as necessary or appropriate. The lead director may also attend meetings of committees on which the lead director is not a member.

Executive Sessions of the Board of Directors

The independent members of our Board of Directors meet in executive session (with no management directors or management present) from time to time. The executive sessions include whatever topics the independent directors deem appropriate.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees, which we filed as an exhibit to the registration statement that we filed in connection with our IPO. You can review our Code of Ethics by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of our Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K. There have been no waivers granted with respect to our Code of Ethics to any such officers or employees to date.

Policy on Equity Ownership

The Company does not have a policy on equity ownership at this time. However, as illustrated in the “Security Ownership of Management and Certain Beneficial Owners” table on page 10, all current Named Executive Officers and directors are beneficial owners of stock of the Company.

Compensation Recovery and Clawback Policies

Under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our Chief Executive Officer and Chief Financial Officer (if any). The SEC also recently adopted rules which direct national stock exchanges to require listed companies to implement policies intended to recoup bonuses paid to executives if the company is found to have misstated its financial results. We plan to implement a clawback policy in the future, once required, although we have not yet implemented such policy.

Insider Trading/Anti-Hedging Policies

All employees, officers and directors of, and consultants and contractors to, us or any of our subsidiaries are subject to our Insider Trading Policy. The policy prohibits the unauthorized disclosure of any nonpublic information acquired in the workplace, the misuse of material nonpublic information in securities trading. The policy also includes specific anti-hedging provisions.

To ensure compliance with the policy and applicable federal and state securities laws, all individuals subject to the policy must refrain from the purchase or sale of our securities except in designated trading windows or pursuant to preapproved 10b5-1 trading plans. The anti-hedging provisions prohibit all employees, officers and directors from engaging in “short sales” of our securities.

Report of Audit Committee

The following report of the Audit Committee does not constitute soliciting materials and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act, or the Exchange Act, except to the extent we specifically incorporate such report by reference therein.

AUDIT COMMITTEE REPORT

The Audit Committee, which is comprised exclusively of independent directors, represents and assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

In connection with the audited financial statements of the Company for the year ended December 31, 2022, the Audit Committee of the Board of Directors of the Company (1) reviewed and discussed the audited financial statements with the Company’s management and the Company’s independent auditors; (2) discussed with the Company’s independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission; (3) received and reviewed the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements for the year ended December 31, 2022 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

Respectfully submitted,

Audit Committee

/s/ Donald A. McGovern, Jr., MBA, Chair

/s/ Larry Gold, Ph.D.

/s/ Russell T. Ray, MBA

/s/ Francis Knuettel II, MBA

INFORMATION ABOUT OUR EXECUTIVE OFFICERS AND DIRECTORS

Executive Officers

The following table sets forth certain information with respect to our executive officers:

Name	Position	Age
James N. Woody, M.D., Ph.D.	Chief Executive Officer and Director	80
Ozan Pamir	Chief Financial Officer and Secretary	32
Jonathan Rothbard, Ph.D.	Chief Scientific Officer	71

Below is information regarding each executive officer’s biographical information, including their principal occupations or employment for at least the past five years, and the names of other public companies in which such persons hold or have held directorships during the past five years.

JAMES N. WOODY, M.D., PH.D. — CHIEF EXECUTIVE OFFICER — Information regarding Dr. Woody is set forth below under “Classified Board of Directors”.

OZAN PAMIR — CHIEF FINANCIAL OFFICER AND SECRETARY — Ozan Pamir has served as our Chief Financial Officer since April 2023, and prior to that, as interim Chief Financial Officer from November 2020 to April 2023. Mr. Pamir has also served as the Chief Financial Officer and as a member of the Board of Directors of 180, our wholly-owned subsidiary following the Closing of the Business Combination, since October 2018. Mr. Pamir has also served as the Chief Financial Officer and as a member of the Board of Directors of Unify Pharmaceuticals between August 2019 and July 2021, and as the Chief Financial Officer of Enosi Life Sciences between May 2020 and April 2021, both of which are pre-clinical companies focused on autoimmune diseases. Previously, Mr. Pamir served in various positions with Echelon Wealth Partners, a leading Canadian investment bank, from June 2014 to October 2018, including Investment Banking Analyst (June 2014 — June 2015), Senior Associate, Investment Banking (June 2015 — September 2017) and Vice President of Investment Banking (September 2017 — October 2018), as well as Investment Banking Analyst of OCI Groups from October 2013 to June 2014. Mr. Pamir holds an Economics and Finance degree from McGill University and is a CFA Charterholder.

JONATHAN ROTHBARD, PH.D. — CHIEF SCIENTIFIC OFFICER — Jonathan Rothbard, Ph.D. has served as our Chief Scientific Officer since the Closing of the Business Combination in November 2020. Dr. Rothbard has served as the Chief Executive Officer and Chief Scientific Officer of Katexco since November 2018. Previously, he was a founder of ImmuLogic Pharmaceutical Corp., in Palo Alto, California, where he served as Chief Scientific Officer from 1989 to 1995, a founder of Amylin Corporation in San Diego, California in 1989, and CellGate Incorporated in Redwood City, California, where he served as Chief Scientific Officer from 1998 to 2004. Dr. Rothbard served on the faculty in the Departments of Neurology (2007-2018), Chemistry (2005-2006), Medicine-division of Rheumatology (1996-1998) at Stanford University School of Medicine. His first academic faculty position was as the head of the Molecular Immunology Laboratory at the Imperial Cancer Research Fund in London from 1985-1989. Dr. Rothbard received his BA from Hamilton College in 1973 and his Ph.D. from Columbia University in 1977 and completed post-doctoral fellowships at The Rockefeller University and Stanford University Medical School.

Classified Board of Directors

The Board of Directors is divided into two classes. At each annual general meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the second annual meeting following the election. The directors are divided among the two classes as follows:

●	the Class I directors are Lawrence Steinman, James N. Woody, Russell T. Ray and Francis Knuettel II, and their terms expire at the annual meeting of stockholders on July 6, 2023 (subject to their re-appointment pursuant to Proposal 1 herein); and

●	the Class II directors are Larry Gold, Sir Marc Feldmann, Donald A. McGovern, Jr., Teresa M. DeLuca and Pamela G. Marrone, and their terms expire at the annual meeting of stockholders to be held in 2024.

Any additional directorships resulting from an increase in the number of directors will be distributed among the two classes so that, as nearly as possible, each class will consist of one-half of the directors. The division of the Board of Directors into two classes with staggered two-year terms may delay or prevent a change of our management or a change in control.

Our current directors are as follows:

Name	Age	Position With Company	Date First Appointed as Officer or Directors	Director Class*
Class I Directors
Lawrence Steinman, M.D.	75	Executive Co-Chairman	November 2020	Class I
James N. Woody, M.D., Ph.D.	80	Chief Executive Officer and Director	November 2020	Class I
Russell T. Ray, MBA	76	Director	July 2021	Class I
Francis Knuettel II, MBA	57	Director	July 2021	Class I

Class II Directors
Sir Marc Feldmann, Ph.D. FRS	78	Executive Co-Chairman, and Chairman, CEO and Executive Director of CannBioRex	November 2020	Class II
Larry Gold, Ph.D.	81	Director	November 2020	Class II
Donald A. McGovern, Jr., MBA	72	Director	November 2020	Class II
Teresa M. DeLuca, M.D., MBA	58	Director	July 2021	Class II
Pamela G. Marrone, Ph.D.	66	Director	July 2021	Class II

*	Terms expire at the 2023 annual meeting of stockholders (Class I) and the annual meeting of stockholders to be held in 2024 (Class II).

Director Nominees

At the annual meeting, four directors are to be re-elected as Class I directors, to hold office until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has selected, the following nominees for election: Lawrence Steinman, James N. Woody, Russell T. Ray and Francis Knuettel II, all of whom are currently directors of our company. Each nominee for director has consented to being named in this proxy statement and has indicated a willingness to serve if elected.

There is no arrangement or understanding between our directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current Board. There are also no arrangements, agreements or understandings to our knowledge between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

Although we do not anticipate that any nominee will be unavailable for election, if a nominee is unavailable for election, the persons named as proxyholders will use their discretion to vote for any substitute nominee in accordance with their best judgment as they deem advisable.

Information regarding the director nominees is provided below:

LAWRENCE STEINMAN CO-EXECUTIVE CHAIRMAN (CLASS I DIRECTOR NOMINEE)

Lawrence Steinman, M.D. has served as Co-Executive Chairman since the Closing of the Business Combination in November 2020. He also has primary scientific responsibility for our α7nAChR platform. Dr. Steinman served as Co-Chairman of 180 and as a member of its board of directors since April 2019. Prior to joining 180, he served on the Board of Directors of Centocor Biotech, Inc., from 1989 to 1998, the Board of Directors of Neurocine Biosciences from 1997 to 2005, the Board of Directors of Atreca from 2010 – 2019, the Board of Directors of BioAtla, Inc. (NASDAQ:BCAB) from July 2020 to present (he also serves on the Compensation Committee and Nominating and Corporate Governance Committee of BioAtla), the Board of Directors of Tolerion, Inc. from 2013 to 2020 and the Board of Directors of Alpha5 Integrin from November 2020 to June 2022, and the Board of Directors of Pasithea Therapeutics Corp. (NASDAQ:KTTA) from August 2020 to the present. He is currently the George A. Zimmermann Endowed Chair in the Neurology Department at Stanford University and previously served as the Chair of the Interdepartmental Program in Immunology at Stanford University Medical School from 2003 to 2011. He is a member of the National Academy of Medicine and the National Academy of Sciences. He also founded the Steinman Laboratory at Stanford University, which is dedicated to understanding the pathogenesis of autoimmune diseases, particularly multiple sclerosis and neuromyelitis optica. He received the Frederic Sasse Award from the Free University of Berlin in 1994, the Sen. Jacob Javits Award from the U.S. Congress from 1988 through 2002, the John Dystel Prize in 2004 from the National MS Society in the U.S., the Charcot Prize for Lifetime Achievement in Multiple Sclerosis Research in 2011 from the International Federation of MS Societies and the Anthony Cerami Award in Translational Medicine by the Feinstein Institute of Molecular Medicine in 2015. In 2023, he was honored as a Pioneer in Medicine by the Society for Brain Mapping and Therapeutics. He also received an honorary Ph.D. from the Hasselt University in 2008, and from the University of Buenos Aires in 2022. He received his BA (physics) from Dartmouth College in 1968 and his MD from Harvard University in 1973. He also completed a fellowship in chemical immunology at the Weizmann Institute (1974 – 1977) and was an intern and resident at Stanford University Medical School. We believe Dr. Steinman’s extensive experience leading the research and development of numerous therapeutics qualify him to serve as a director.

Director Qualifications:

We believe Dr. Steinman’s extensive experience leading the research and development of numerous therapeutics for biotechnology companies qualifies him to serve as a director.

JAMES N. WOODY, M.D., PH.D. CHIEF EXECUTIVE OFFICER AND CLASS I DIRECTOR NOMINEE

James N. Woody, M.D., Ph.D.  has served as our Chief Executive Officer and as a director since the Closing of the Business Combination in November 2020. Dr. Woody has served as the CEO of 180 since July 2020, and as a director of 180 since September 2020. Dr. Woody was a founder and served as Chairman of the Board of Directors for Viracta Pharmaceuticals, a lymphoma therapeutic company (July 2014 to December 2020). With the company undergoing a reverse merger into a public company, he resigned his Board member position and continues as a Board observer. He served as a General Partner of Latterell Venture Partners (February 2006 to December 2019) then moved to a Venture Partner position, for the one remaining LVP legacy company, PerceptiMed, a Pharmacy management company, where he continues to serve on the Board as they plan their IPO. He served as an interim CEO for MaraBio Systems Inc., a startup autism diagnostic company, from November 2018 to December 2022, when a new full time CEO was selected and he continues to serve as Vice Chairman, on the Board of Directors. He also serves as Chairman of the Board for Enosi Life Sciences, a next generation TNF inhibitor company, which position he has held since July 2020. He served as a Board member of IntegenX Inc. (2012 to 2018), and Neuraltus Pharmaceuticals, Inc. (February 2009 to December 2019). Dr. Woody was the founding CEO and Chairman of the Board of OncoMed Pharmaceuticals, Inc. (2004 to 2014), a NASDAQ listed company with a focus on antibodies targeting cancer stem cells. He previously served as a member of the Board of Directors of Protein Simple, formerly Cell Biosciences (2005 to 2014), acquired by Bio-Techne; Forte Bio Corporation, acquired by PALL in 2012 (2005 to 2012); Bayhill Therapeutics, Inc. (2004 to 2012); Femta Pharmaceuticals (2008 to 2012); and Proteolix, Inc. (2005 to 2009), acquired by Onyx for the multiple myeloma drug Carfilzomib. Dr. Woody also served on the Board of Directors of Talima Therapeutics, Inc. (2007 to 2011); HemaQuest Pharmaceuticals, Inc. (2009 to 2013); Calistoga (2009 to 2011), acquired by Gilead for the lymphoma drug Idelalisib (Zydelig); Tetralogic (2008 to 2014), a NASDAQ listed company; and Avidia (2003 to 2006), acquired by Amgen. From 1996 to 2004, He was President and General Manager of Roche Biosciences, Palo Alto, California (formerly Syntex), where he had responsibility for all bioscience research and development, ranging from genetics and genomics to clinical development of numerous new pharmaceuticals, as well as former Syntex administrative matters. From 1991 to 1996, Dr. Woody served as Senior Vice President of Research and Development and Chief Scientific Officer of Centocor, Inc., Malvern, Pennsylvania, where he assisted in the development of several new major antibody-based therapeutics in the fields of oncology and autoimmune and cardiovascular disease, including Remicade®, a multi-billion dollar pharmaceutical. Prior to that time, he served as a Medical Officer in the U.S. Navy, retiring as a CAPT (06) and as Commanding Officer of the Naval Medical Research and Development Command in 1991. Dr. Woody and his colleagues, with U.S. Navy and Congressional approval, founded the National Marrow Donor Program. He is a member of the Research Advisory Committee for the Veterans Gulf War Illness. Dr. Woody was a member of the Board of Directors of the Lucille Packard (Stanford) Children’s Hospital (LPCH) in Palo Alto, California, (July 2002 to December 2020), serving as Chairman of the LPCH Quality Service and Safety Committee and a Member of the Patient Safety Oversight Committee. Dr. Woody also is a member of the Stanford Medical School Dean’s Research Committee and Stanford “SPARK” research initiatives program. Dr. Woody received a B.S. in Chemistry from Andrews University, Berrien Springs, Michigan, an M.D. from Loma Linda University and Pediatric Subspecialty Training at Duke University School of Medicine and Harvard University School of Medicine. He received a Ph.D. in Immunology from the University of London, England. We believe that his expertise and experience in the life sciences and venture capital industries and his educational background make him qualified to serve as a director.

Director Qualifications:

We believe that his expertise and experience in the life sciences and venture capital industries, and his educational background make him qualified to serve as a director.

RUSSELL T. RAY, MBA CLASS I DIRECTOR NOMINEE

Russell T. Ray, MBA has served as a director of our Company since July 9, 2021. Mr. Ray was a Senior Advisor to HLM Venture Partners, a health care venture capital firm, from February 2017 to December 2017 and from January 2014 to December 2015. From January 2016 to February 2017, Mr. Ray was a Managing Director and Vice Chairman of Healthcare Investment Banking at Stifel, Nicolaus & Company, Incorporated, an investment banking firm, with a focus on health care investments. From September 2003 to September 2015, Mr. Ray served as a Partner and Senior Advisor with HLM Venture Partners, a health care focused venture capital firm that invests in health care services, health care information technology and medical technology companies. Prior to his work with HLM, he served as Managing Director and President of Chesapeake Strategic Advisors (2002 to 2003), which invested in health care services, health care information technology and medical technology companies. Mr. Ray was formerly Managing Director and Co-Head of Global Health Care Investment Banking at Credit Suisse First Boston Corporation (1999 to 2002) where he led a 50-person team with offices in Baltimore, Chicago, London, New York and San Francisco focused on providing corporate finance and M&A advisory services to private and public companies in the biotechnology, health care services and health care information technology sectors. From 1987 to 1999, Mr. Ray was a Managing Director and Global Co-Head of Healthcare Investment Banking at Deutsche Bank and its predecessor entities, BT Alex. Brown and Alex. Brown & Sons. Mr. Ray served on the board of directors of Allergan, Inc. from 2003 to 2015. Mr. Ray also served as Chairman of the Audit and Finance Committee of Merrimack Pharmaceuticals, Inc. (NASDAQ:MACK) (which position he held between January 2015 and June 2022), which specializes in developing drugs for the treatment of cancer.

Mr. Ray is a former Captain in the United States Army and recipient of the Bronze Star Medal, two Air Medals and two Army Commendation Medals for Meritorious Service. He obtained a Bachelor’s of Science degree in Engineering from the United States Military Academy at West Point, a Bachelor’s of Science degree in Ecology and Evolutionary Biology from the University of Washington, a Master of Science degree from the University of Pennsylvania in Ecology and Evolutionary Biology and received a Master of Business Administration degree in Finance from the Wharton School of Business at the University of Pennsylvania.

Director Qualifications:

We believe that his expertise and experience in the life sciences industry, venture capital and M&A advisory services to private and public biotechnology clients, and his educational background make him qualified to serve as a director.

FRANCIS KNUETTEL II, MBA CLASS I DIRECTOR NOMINEE

Francis Knuettel II, MBA has been a director of our Company since July 2, 2021. Mr. Knuettel has over 25 years of management experience in venture and private-equity backed public companies, and has advised public and private companies on financial management and controls, mergers and acquisitions, capital markets transactions and operating and financial restructurings. Since April 2022, he has been managing Camden Capital LLC, where he provides fractional and interim Chief Financial Officer and board services, including serving as Chief Financial Officer of OceanTech Acquisition Corp (Nasdaq:OTEC) since March 2023. From December 2020 to July 2021, Mr. Knuettel served as the President of Unrivaled Brands, Inc. (OTCQX:UNRV), a vertically integrated company focused on the cannabis sector with operations in California and Nevada, from December 2020 to March 2021, he served as the Interim Chief Executive Officer of Unrivaled and he served as Chief Executive Officer of Unrivaled from March 2021 to March 2022 and as a director from December 2020 through April 2022. Mr. Knuettel has served as a member of the Board of Directors, Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee of Murphy Canyon Acquisition Corp. (MURF) since February 2022, and as a member of the Board of Directors, Audit Committee and Nominations and Corporate Governance Committee of Relativity Acquisition Corp. (NASDAQ:RACY), since February 2022, both Special Purpose Acquisition Companies. Mr. Knuettel was formerly Director of Capital and Advisory at Viridian Capital Advisors, a position he held from June 2020 to January 2021, following the sale but prior to the close of the acquisition of One Cannabis Group, Inc. (“OCG”) by an OTCQX listed company. At OCG, Mr. Knuettel served from June 2019 to January 2021 as Chief Financial Officer of the company, a leading cannabis dispensary franchisor, with over thirty cannabis dispensaries across seven states. Prior to joining OCG, Mr. Knuettel was Chief Financial Officer at MJardin Group, Inc. (“MJardin”) (August 2018 to January 2019), a Denver-based cannabis cultivation and dispensary management company, where he led the company’s IPO on the Canadian Securities Exchange. Following the IPO, Mr. Knuettel managed the merger with GrowForce, a Toronto-based cannabis cultivator, after which he moved over to the Chief Strategy Role (January 2019 to June 2019). In his role as CSO, he managed the acquisition of several private companies before recommending and executing the consolidation of management and other operations to Toronto and the closure of the executive office in Denver. From April to August 2018, Mr. Knuettel served as Chief Financial Officer of Aqua Metals, Inc. (NASDAQ:AQMS), an advanced materials firm that developed technology in battery recycling. Prior to that, from April 2014 to April, 2018, Mr. Knuettel served as Chief Financial Officer at Marathon Patent Group, Inc. (NASDAQ:MARA), a patent enforcement and licensing company. Before that, Mr. Knuettel held numerous CFO and CEO positions at early-stage companies where he had significant experience both building and restructuring businesses. In addition to the Board of Director positions set forth above, he currently serves as the Chairman of the Board of Directors of a MedTech company focused on smart intubation devices. Mr. Knuettel graduated cum laude from Tufts University with a B.A. degree in Economics and from The Wharton School at the University of Pennsylvania with an M.B.A. in Finance and Entrepreneurial Management.

Director Qualifications:

We believe that his expertise and experience in the life sciences and venture capital industries, roles in executive management as both CEO and CFO, and his educational background make him qualified to serve as a director.

Director Qualifications

The Board believes that each of our directors is highly qualified to serve as a member of the Board. Each of the directors has contributed to the mix of skills, core competencies and qualifications of the Board. When evaluating candidates for election to the Board, the Board seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our directors are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

Directors Whose Terms Extend Beyond the 2023 annual Meeting

PROF. SIR MARC FELDMANN, PH.D. FRS EXECUTIVE CO-CHAIRMAN (CLASS II DIRECTOR) CHAIRMAN, CEO AND EXECUTIVE DIRECTOR OF CANNBIOREX

Prof. Sir Marc Feldmann, Ph.D. FRS has served as Co-Executive Chairman since the Closing of the Business Combination in November 2020. He also has primary scientific responsibility for our synthetic cannabidiol (“CBD”) analogues programs. Prof. Sir Feldmann has served as Co-Chairman of 180 and as a member of its board of directors since April 2018. Since June 1, 2018, Prof. Sir Feldmann has served as Chairman, CEO and Executive Director of CannBioRex. Since August 2018, Prof. Sir Feldmann has also served as a director of Enosi Therapeutics Corp., a company which he founded that is a pre-clinical company focused on cancer and autoimmune deficiencies. He is an Emeritus Prof. at the Kennedy Institute of Rheumatology, Department of Orthopedics, Rheumatology and Musculoskeletal Sciences at the University of Oxford. He is renowned as an expert in the development of anti-inflammatory therapeutics and has published over 700 papers reflecting a long term commitment to the cellular and molecular aspects of inflammatory autoimmune diseases, cytokines and their therapeutic applications. In 1983, he published a new hypothesis explaining the mechanism of induction of autoimmune diseases, highlighting the role of cytokines, potent signaling proteins which drive the important processes of inflammation, immunity and cell growth. In collaboration with Sir Ravinder Maini, he showed that tumor necrosis factor (“TNF”) was a key driver of rheumatoid arthritis, and that blocking it was beneficial, first in novel test tube systems (in vitro) using human disease tissue from rheumatoid joints, then animal models and in a series of clinical trials. Maini and Feldmann developed a key patent for the optimal use of antibodies for TNF, which was licensed to Centocor and AbbVie, and eventually led to the acquisition of Centocor by Johnson & Johnson. Medically he is a Fellow of the Royal College of Physicians, the Royal College of Pathologists of London. In recognition of his scientific work, which has led to anti-TNF currently being the best-selling drug class in the world, Prof. Sir Feldmann was elected to the Academy of Medical Sciences and the Royal Society in London, is a Fellow of the Australian Academy of Science, and is an International Member of the National Academy of Sciences, USA. He was knighted by Queen Elizabeth II in 2010 for his outstanding services to medicine, and also received the Australian equivalent, the Companion of Honour (AC). He was awarded the Crafoord Prize in 2000, the Albert Lasker Award for Clinical Medical Research in 2003, the Cameron Prize for Therapeutics by the University of Edinburgh in 2004, the John Curtin Medal of the Australian National University in 2007 and the Dr. Paul Janssen Award for Biomedical Research in 2008, the Ernst Schering Prize in 2010 and the Gairdner International Award in 2014, together with Sir Ravinder Maini, and separately the European Inventor Award (Lifetime Achievement) by the European Patent Office in 2007, and the Tang Prize in 2020. He graduated with an MBBS degree from the University of Melbourne in 1967 and earned a Ph.D. in Immunology at the Walter and Eliza Hall Institute of Medical Research in 1972. He undertook postdoctoral research at the Imperial Cancer Research Fund’s Tumour Immunology Unit in 1972 before moving to the Charing Cross Sunley Research Centre in 1985, which later merged with the Kennedy Institute of Rheumatology which then joined the Faculty of Medicine at Imperial College in 2000 and was transferred to the University of Oxford in 2011.

Director Qualifications:

We believe Prof. Sir Feldmann’s significant and successful experience leading the research and development of numerous therapeutics make him qualified to serve as a director.

LARRY GOLD, PH.D. CLASS II DIRECTOR

Larry Gold, Ph.D. has served as a director of our Company since the Closing of the Business Combination in November 2020. Dr. Gold is the Founder and Chairman Emeritus of the Board, and former CEO of SomaLogic, Inc. Prior to SomaLogic, he also founded and was the Chairman of NeXagen, Inc., which later became NeXstar Pharmaceuticals, Inc. In 1999, NeXstar merged with Gilead Sciences, Inc. to form a global organization committed to the discovery, development and commercialization of novel products that treat infectious diseases. During his nearly 10 years at NeXstar, Dr. Gold held numerous executive positions including Chairman of the Board, Executive Vice President of R&D, and Chief Science Officer. Before forming NeXagen, he also co-founded and served as Co-Director of Research at Synergen, Inc., a biotechnology company later acquired by Amgen, Inc. Dr. Gold became the Chairman of Lab79, a new biotech company in Boulder, Colorado in 2014. Since 1970, Dr. Gold has been a professor at the University of Colorado at Boulder. While at the University, he served as the Chairman of the Molecular, Cellular and Developmental Biology Department from 1988 to 1992. Between 1995 and 2013, Dr. Gold received the CU Distinguished Lectureship Award, the National Institutes of Health Merit Award, the Career Development Award, the Lifetime Achievement Award from the Colorado Biosciences Association, and the Chiron Prize for Biotechnology. Dr. Gold was also awarded the 8th International Steven Hoogendijk Prize by the Dutch Batavian Society of Experimental Philosophy in 2018. In addition, Dr. Gold has been a member of the American Academy of Arts and Sciences since 1993 and the National Academy of Sciences since 1995. He is a fellow of the National Academy of Inventors. Dr. Gold also serves on the Board of Directors for Lab79, Deck Therapeutics, COLS (a charitable foundation) and a new pain company, TenZero, each private companies. Dr. Gold established the Gold Lab at the University of Colorado Boulder in 1971. Starting with basic research on bacteria and bacteriophage, the lab shifted its focus to human disease following the invention of the SELEX process in 1989. The Gold Lab today focuses on the utilization of biological and information technology to improve healthcare. Dr. Gold also began holding the GoldLab Symposia in 2010, an annual event that tackles big questions in healthcare. He is determined to change healthcare for the better through teaching, research, and debate among scientists and citizens throughout the world. Dr. Gold received a BA in 1963 in Biochemistry from Yale University, a Ph.D. in 1967 in Biochemistry from the University of Connecticut, and was an NIH Postdoctoral Fellow until 1969 at Rockefeller University.

Director Qualifications:

We believe Dr. Gold’s significant experience and successful development and commercialization of products make him qualified to serve as a director.

DONALD A. MCGOVERN, JR., MBA CLASS II DIRECTOR

Donald A. McGovern, Jr., MBA has served as a director of our Company since the Closing of the Business Combination in November 2020 and became our lead director on March 30, 2021. Mr. McGovern is a retired Vice Chairman, Global Assurance, of PricewaterhouseCoopers LLP (PwC). Through decades of leadership at PwC and board experience, Mr. McGovern brings wide-ranging operational, financial, accounting and audit and public company experience. He currently serves on the board of Cars.com (NYSE: CARS). Mr. McGovern joined the Board of Cars.com in May 2017 upon the spinout of Cars.com from Tegna creating a new public company listed on the NYSE. Cars.com is a leading two-sided digital automotive marketplace. Mr. McGovern is chair of the Audit Committee, an audit committee financial expert under SEC regulations, and a member of the Compensation Committee of Cars.com. His past public board experience has been with CRH, plc. Mr. McGovern served two three-year terms (2013 – 2019) on the board of directors of CRH. During his tenure, he was Senior Independent Director, chair of the Remuneration Committee, a member of the Nomination Committee and of the Audit Committee and an audit committee financial expert under U.S. SEC and U.K. FRC regulations. CRH is headquartered in Dublin, Ireland and listed on the London, Irish and New York Stock Exchanges. His past private company board experience includes Neuraltus Pharmaceuticals (2014 – 2019) and eASIC Corp (2016 – 2018). Mr. McGovern joined the Board of Neuraltus in preparation for Neuraltus doing a potential IPO. Neuraltus was a privately held, venture capital backed biopharmaceutical company dedicated to the development of therapeutics to treat neurological disorders. Mr. McGovern was chair of the Audit Committee and Compensation Committee. Mr. McGovern joined the Board of eASIC as the Company was in the process of filing a Form S-1 registration statement for an IPO. eASIC, a privately held, venture capital backed, fabless semiconductor company, was acquired by Intel Corporation. Mr. McGovern was chair of the Audit Committee and member of the Nomination Committee.

He is by background a High Technology Industry Assurance partner and served as the global engagement partner, lead audit partner, or concurring partner, for numerous Silicon Valley and other U.S. public companies such as Cisco Systems, Applied Materials, Schlumberger, Ltd., Hewlett-Packard, Agilent Technologies, Nvidia, eBay, and Varian Medical. He also has served Silicon Valley pre-IPO companies and during his career had been involved in over 35 IPOs. He has extensive experience for SEC current reporting and securities filings related to initial public offerings and other SEC registration statements, due diligence, mergers and acquisitions, restructurings, divestitures and risk management.

Mr. McGovern spent 39 years at PwC including 26 years as a partner. Mr. McGovern was Vice Chairman, Global Assurance Leader and a member of the PwC Global Network Executive Team, from July 2008 until his retirement from PwC on June 30, 2013. He had been the Managing Partner of the firm’s Silicon Valley Office from July 2001 to June 2007 and previously held other operating roles. In April 2001, Mr. McGovern was elected to the PwC Board of Partners and Principals of the U.S. firm as well as to PwC’s Global Board. He was the first ever lead director for the U.S. Board (2001 – 2005) and was elected to serve 2 terms on each Board.

Mr. McGovern is a member of the American Institute of Certified Public Accountants and has an active CPA license to practice in California, Illinois and New York. He received a BA from Marquette University in 1972 and received an MBA from DePaul University in 1975. He also attended the Executive Program for Growing Companies of the Stanford University Graduate School of Business in 1992.

Director Qualifications:

We believe Mr. McGovern’s significant auditing, accounting and financial experience, and his being an audit committee financial expert, as well as his Board experience make him qualified to serve as a director.

TERESA M. DELUCA, M.D., MBA CLASS II DIRECTOR

Teresa M. DeLuca, M.D., MBA, has served as a director of our Company since July 9, 2021. Dr. DeLuca is a physician executive and psychiatrist in New York, New York, resuming her own practice, since January 2020. Dr. DeLuca previously served as a Managing Director at Columbia University’s NY Life Science Venture Fund from January 2018 to December 2019. Her responsibilities as Managing Director included leading a consortium of 12 private/public institutions (Cold Spring Harbor Laboratory, Columbia, CUNY, Einstein, Hospital for Special Surgery, Memorial Sloan Kettering Cancer Center, Mount Sinai, NYU, Rockefeller University, SUNY Downstate Medical Center, Stony Brook, Weil Cornell), and providing due diligence support for potential investments, partnerships, acquisitions, commercialization, licensing, and IPOs. Before that she served as Assistant Clinical Professor of Psychiatry at the Icahn School of Medicine at Mount Sinai in New York City from August 2014 to December 2017 and as the Chief Medical Officer of Magellan Pharmacy Solutions at Magellan Health from December 2012 to July 2014. Prior to that, she served as SVP of Pharmacy Health Solutions at Humana, VP of Clinical Sales Solutions & National Medical Director at Walgreen Co., and VP of Personalized Medicine as well as VP of Medical Policy & Clinical Quality at Medco. Prior to taking on these executive leadership roles, Dr. DeLuca was a Senior Medical Scientist at GlaxoSmithKline. Dr. DeLuca served as a director at North Bud Farms, Inc., a pharmaceutical company from May 2018 to February 2020 (CSE:NBUD) and has served as a director of Surgery Partners, Inc. (NASDAQ:SGRY), a leading operator of surgical facilities and ancillary services, since September 2016, and also currently serves on the Audit Committee and Chair Compliance and Ethics Committee of the Board of Directors of Surgery Partners, Inc. In March 2022, Dr. DeLuca joined the Board of Directors of Rejuveron, a private Swiss drug discovery company and serves on the Audit Committee and Chair of Governance and Remuneration Committees of such company.

Dr. DeLuca received a Bachelor’s degree from the University of Rochester / LIU. Dr. DeLuca received her M.B.A. from Drexel University and her M.D. from St. Georges University School of Medicine, before undertaking her residency at Thomas Jefferson University Medical School. A strong advocate for good board governance, in 2016, Dr. DeLuca earned the Carnegie Mellon Cybersecurity certificate and in 2022 passed the Digital Directors Network Cyber Risk Masterclass examination. She continues to maintain good standing with the National Association of Corporate Directors (NACD) as a Board Leadership Fellow (Masters Level), and in 2020 Dr. DeLuca passed the NACD’s “Directorship Certified” examination (NACD.DC). In addition, in 2022, Dr. DeLuca became a NACD “Subject Matter Expert” in examination development and a Board Advisory Faculty Member and also earned the American College of Corporate Directors (ACCD) “Advanced Professional Director” credential. Dr. DeLuca was also named “2020 Director to Watch” in the Directors & Board Annual Report and named “2022 Director of the Month” in Chief Executive Magazine. Dr. DeLuca is also the Co-Chair and Leadership Council Member for the international organization, Women Corporate Directors (WCD).

Director Qualifications:

The Board of Directors believes that Dr. DeLuca’s public company experience and background as both a practicing MD and former senior executive Chief Medical Officer with significant P&L business line ownership at global Fortune 50 companies, make her well qualified to serve on the Board of Directors in the determination of the Board.

PAMELA G. MARRONE, PH.D. CLASS II DIRECTOR

Pamela G. Marrone, Ph.D. has been a director of our Company since July 2, 2021. Dr. Marrone is currently co-founder and Executive Chair of the Invasive Species Corporation, bringing biological solutions to control difficult invasive species in water, forestry and agriculture. She was founder and was Chief Executive Officer of Marrone Bio Innovations, Inc. (NASDAQ:MBII), a natural products company producing pest management and plant health products, from April 2006 until her retirement in August 2020, and then served on the Board of Directors until its sale to Bioceres Crop Solutions in July 2022. In July 2022, she was elected Chair of the Board of Directors of Elicit Plant, a French venture capital-backed company developing and selling plant natural products to reduce crop stress. In July 2021, she was appointed as senior fellow of Arizona State University’s Swette Center for Sustainable Food Systems. She also currently serves on the board of Stem Express LLC. Prior to founding Marrone Bio, in 1995 Dr. Marrone founded AgraQuest, Inc. (acquired by Bayer), where she served as board member, president and chief executive officer until May 2004 and as board member, president or chair from such time until March 2006 and she remained on the board until March 2007. While there, she led teams that discovered and commercialized several bio-based pest management products. She served as founding president and business unit head for Entotech, Inc., a biopesticide subsidiary of Denmark-based Novo Nordisk A/S (acquired by Abbott Laboratories), from 1990 to 1995, and held various positions at the Monsanto Company from 1983 until 1990, where she led the Insect Biology Group, which was involved in pioneering projects in transgenic crops, natural products and microbial pesticides. Dr. Marrone is an author of over twenty invited publications, an inventor on more than 400 patents and is in demand as a speaker and has served on the boards and advisory councils of numerous professional and academic organizations. In 2016, Dr. Marrone was elected to the Cornell University Board of Trustees and completed her four-year term in July 2020. In 2013, Dr. Marrone was named the Sacramento region’s “Executive of the Year” by the Sacramento Business Journal and “Cleantech Innovator of the Year” by the Sacramento Area Regional Technology Alliance and Best Manager with Strategic Vision by Agrow in 2014. In January 2019, she was awarded the “Sustie” award by the Ecological Farming Association for her decades-long leadership in sustainable agriculture. In March 2020, she was awarded the Most Admired CEO, Distinguished Career Award by the Sacramento Business Journal. In 2022, she was the first woman to receive the Kathryn C. Hach Award for Entrepreneurial Success from the American Chemical Society. Dr. Marrone earned a B.S. in Entomology from Cornell University and a Ph.D. in Entomology from North Carolina State University.

Director Qualifications:

We believe Dr. Marrone’s strong background with public companies and her considerable management, technical and commercialization expertise, make her well qualified to serve on the Board of Directors in the determination of the Board.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

General

Upon the Closing of the Business Combination, James N. Woody, M.D., Ph.D., the Chief Executive Officer of 180, was appointed to serve as the Chief Executive Officer of our Company, and Jonathan Rothbard, Ph.D., the Chief Executive Officer and Chief Scientific Officer of Katexco, was appointed to serve as the Chief Scientific Officer of our Company. Also following the Closing of the Business Combination, Ozan Pamir, the Chief Financial Officer of 180, continued to serve in that position for 180, and on November 27, 2020, he was appointed to serve as the Interim Chief Financial Officer of our Company. In April 2023, Mr. Pamir was appointed as Chief Financial Officer of the Company. Effective on October 29, 2021, the Board appointed Mr. Quan Anh Vu as Chief Operating Officer/Chief Business Officer (“COO/CBO”) of the Company and he served in that role until his resignation on January 18, 2023.

A description of the employment or services agreements with each of the foregoing persons is set forth below.

Description of Employment Agreements

Each of the salaries of the executives described below and certain of the compensation payable to the consultants described below, are subject to the increases in salary and the temporary salary accruals discussed below under “Salary Increases and Temporary Salary and Compensation Accruals”.

James N. Woody 180 Employment Agreement

James N. Woody, M.D., Ph.D. and 180 entered into an employment agreement on July 1, 2020 (which agreement was amended on September 18, 2020), effective as of July 1, 2020, whereby Dr. Woody served as the Chief Executive Officer of 180 and began serving as our Chief Executive Officer following the Closing of the Business Combination. The initial term of the employment agreement started on July 1, 2020, was for a period of one (1) year, and was subject to automatic renewal for consecutive one (1) year terms unless either party provided 60 days’ notice. Dr. Woody’s annual base salary was initially $250,000 per year from July 1, 2020 to September 1, 2020, and increased to $360,000 per year on September 1, 2020. The agreement provided that Dr. Woody’s salary was to be renegotiated with the completion of the next qualified financing of over $20 million. Dr. Woody is eligible to participate in any stock option plans and receive other equity awards, as determined from time to time.

James N. Woody Amended and Restated Employment Agreement

On February 25, 2021, the Company entered into an Amended and Restated Employment Agreement with James N. Woody (the “A&R Agreement”), dated February 24, 2021, and effective November 6, 2020, which replaced and superseded the July 2020 agreement with 180 as discussed above. Pursuant to the A&R Agreement, Dr. Woody agreed to serve as the Chief Executive Officer of the Company. The A&R Agreement has a term of three years from its effective date (through November 6, 2023) and is automatically renewable thereafter for additional one-year periods, unless either party provides the other at least 90 days written notice of their intent to not renew the agreement. Dr. Woody’s annual base salary under the agreement was initially increased to $450,000 per year, subject to automatic 5% yearly increases. For the 2021 year, Dr. Woody’s salary was $450,000, for 2022, and for 2023, Dr. Woody’s salary will be $490,000 (see also “Payment of Back Pay; 2021 Bonuses and Increases in Salaries”, below). The Board of Directors, as recommended by the Compensation Committee, may increase Dr. Woody’s salary from time to time, which increases do not require an amendment to his agreement.

Dr. Woody is also eligible to receive an annual bonus, with a target bonus equal to 45% of his then-current base salary, based upon the Company’s achievement of performance and management objectives as set and approved by the Board of Directors and/or Compensation Committee in consultation with Dr. Woody. At Dr. Woody’s option, the annual bonus can be paid in cash or the equivalent value of the Company’s common stock or a combination therefore. The Board of Directors, as recommended by the Compensation Committee or separately, may also award Dr. Woody bonuses from time to time (in stock, options, cash, or other forms of consideration) in its discretion.

Under the employment agreement, Dr. Woody is eligible to participate in any stock option plans and receive other equity awards, as determined by the Board of Directors from time to time.

The agreement can be terminated any time by the Company for cause (subject to the cure provisions of the agreement), or without cause (with 60 days prior written notice to Dr. Woody), by Dr. Woody for good reason (as described in the agreement, and subject to the cure provisions of the agreement), or by Dr. Woody without good reason. The agreement also expires automatically at the end of the initial term or any renewal term if either party provides notice of non-renewal as discussed above.

In the event the A&R Agreement is terminated without cause by the Company, or by Dr. Woody for good reason, the Company agreed to pay him the lesser of 18 months of salary or the remaining term of the agreement, the payment of any accrued bonus from the prior year, his pro rata portion of any current year’s bonus and health insurance premiums for the same period that he is to receive severance payments (as discussed above).

The A&R Agreement contains standard and customary invention assignment, indemnification, confidentiality and non-solicitation provisions, which remain in effect for a period of 24 months following the termination of his agreement.

Dr. Rothbard’s Employment Agreement

On August 21, 2019, 180 entered into an Employment Agreement with Dr. Rothbard which replaced a prior agreement, which was not effective until the Closing Date, but became effective on such date. The Employment Agreement has a term of three years from the Closing Date (i.e., until November 6, 2023), automatically extending for additional one-year terms thereafter unless either party terminates the agreement with at least 90 days prior written notice before the next renewal date.

The Employment Agreement provides for Dr. Rothbard to be paid a salary of $375,000 per year, with automatic increases in salary, on the first anniversary of the effective date, and each anniversary thereafter, of 10%. For the 2021 year, Dr. Rothbard’s salary was $375,000, for the 2022 year, Dr. Rothbard’s salary was $268,906, and for 2023, Dr. Rothbard’s salary will be $200,000 (see also “Payment of Back Pay; 2021 Bonuses and Increases in Salaries”, below). The salary for the 2023 year represents Dr. Rothbard’s commitment of 50% of his work-related time to the Company. The Board of Directors, as recommended by the Compensation Committee, may increase Dr. Rothbard’s salary from time to time, which increases do not require an amendment to his agreement.

The Employment Agreement provides for Dr. Rothbard to receive an annual bonus subject to meeting certain objectives set by the Board of Directors, with a targeted bonus amount of 50% of his then salary, payable on or before February 15th of each year.

The Employment Agreement also provides for Dr. Rothbard to earn equity compensation in the discretion of the Board of Directors. Dr. Rothbard may also be issued bonuses, from time to time, in the discretion of the Board of Directors, which may be payable in cash, stock or options.

In the event Dr. Rothbard’s employment is terminated by the Company without cause, by Dr. Rothbard for good reason (as discussed in the employment agreement), or the agreement is not renewed by the Company, he is required to be paid 36 months of severance pay (if such termination occurs during the first year of the term); 24 months of severance pay (if such termination occurs during the second year of the term); and 12 months of severance pay (if such termination occurs after the second year of the term), along with any accrued bonus amount and a pro rata annual bonus based on the targeted bonus, as well as the payment of health insurance premiums for the same period over which he is required to be paid severance pay.

The Employment Agreement was amended effective January 1, 2022, to override the automatic annual salary increases of 10% per annum and instead provide for future increases in the sole determination of the Board of Directors. The Employment Agreement was further amended effective June 1, 2022, to adjust the base salary of Dr. Rothbard to $193,125, permanently, subject to further amendments approved by the Board of Directors (see also “Payment of Back Pay; 2021 Bonuses and Increases in Salaries”, below). The Employment Agreement was further amended effective June 1, 2022, to adjust the base salary of Dr. Rothbard to $193,125.

Ozan Pamir Katexco Employment Agreement

Our indirect wholly-owned subsidiary Katexco entered into an employment agreement with Mr. Pamir on October 22, 2018. The agreement provides for an indefinite term that continues until termination. The initial annual base salary set forth in the agreement was CAD $120,000, with annual increases as determined by the Board of Directors. The agreement also provided Mr. Pamir with a CAD $20,000 signing bonus. Any bonuses, including stock options, are in the sole discretion of Katexco, depending on financial circumstances and the performance of the services under the agreement. In 2019, the compensation was increased to $120,000 per annum in US dollars.

On February 1, 2020, there was an amendment to Mr. Pamir’s consulting agreement with Katexco, whereby the contract was transferred from Katexco to Katexco Pharmaceuticals Corp. — US.

Ozan Pamir Company Employment Agreement

On February 25, 2021, the Company entered into an Employment Agreement dated February 24, 2021, and effective November 6, 2020, which agreement was amended and corrected on March 1, 2021, to be effective as of the effective date of the original agreement (which amendment and correction is retroactively updated in the discussion of the agreement), with Ozan Pamir, the Company’s then Interim Chief Financial Officer, which replaced and superseded Mr. Pamir’s agreement with Katexco, as discussed above. Pursuant to the agreement, Mr. Pamir agreed to serve as the Interim Chief Financial Officer of the Company; and the Company agreed to pay Mr. Pamir $300,000 per year for 2021, which was increased to $309,000 for the 2022 year, and, based on his appointment as Chief Financial Officer in April 2023, and $380,000 for the 2023 year (see also “Payment of Back Pay; 2021 Bonuses and Increases in Salaries”, below)). Such salary is to be increased to a mutually determined amount upon the closing of a new financing, and shall also be increased on a yearly basis. The Board of Directors, as recommended by the Compensation Committee, may increase Mr. Pamir’s salary from time to time, which increases do not require an amendment to his agreement.

Under the agreement, Mr. Pamir is eligible to receive an annual bonus, in a targeted amount of 30% of his then salary for the 2021 and 2022 years, and 40% for the 2023 year (see also “Payment of Back Pay; 2021 Bonuses and Increases in Salaries”, below)), based upon the Company’s achievement of performance and management objectives as set and approved by the Chief Executive Officer, in consultation with Mr. Pamir. The bonus amount is subject to adjustment. The Board of Directors, as recommended by the Compensation Committee of the Company (and/or the Compensation Committee) or separately, may also award Mr. Pamir bonuses from time to time (in stock, options, cash, or other forms of consideration) in its discretion.

Under the employment agreement, Mr. Pamir is also eligible to participate in any stock option plans and receive other equity awards, as determined by the Board of Directors from time to time.

The agreement can be terminated at any time by the Company with or without cause with 60 days prior written notice and may be terminated by Mr. Pamir at any time with 60 days prior written notice. The agreement may also be terminated by the Company with six days’ notice in the event the agreement is terminated for cause under certain circumstances. Upon the termination of Mr. Pamir’s agreement by the Company without cause or by Mr. Pamir for good reason, the Company agreed to pay him three months of severance pay.

The agreement contains standard and customary invention assignment, indemnification, confidentiality and non-solicitation provisions, which remain in effect for a period of 24 months following the termination of his agreement.

On May 27, 2021, the Company entered into a Second Amendment to Employment Agreement with Ozan Pamir (the “Second Amendment”). The Second Amendment amended the terms of Mr. Pamir’s employment solely to provide that all compensation payable to Mr. Pamir under such agreement would be paid directly by the Company.

On September 14, 2021, the Board authorized a discretionary bonus of $30,000 to Mr. Pamir in consideration for services rendered.

Quan Anh Vu Executive Employment Agreement (terminated); and Separation Agreement

On October 27, 2021, and effective on November 1, 2021, the Company entered into an Employment Agreement with Quan Anh Vu, its then Chief Operating Officer/Chief Business Officer.

Pursuant to the employment agreement, Mr. Vu agreed to serve as Chief Operating Officer/Chief Business Officer for the Company. In consideration therefore, the Company agreed to pay Mr. Vu a starting salary of $390,000 per year, subject to annual increases of up to 5% (on each November 1st, but effective as of the following January 1st, including a 3% increase to $401,700 for 2022, as discussed below under “Salary Increases and Temporary Salary and Compensation Accruals”). In addition to the base salary, Mr. Vu was eligible to receive an annual bonus, with a target bonus opportunity of 50% of the then-current base salary, based on achievement of performance and management objectives established by the CEO and the Compensation Committee, in consultation with Mr. Vu, payable on or before March 31st of the year following the year in which the bonus is earned. Mr. Vu could elect the Annual Bonus to be paid in cash or the equivalent value in the Company’s common stock, or a combination of the two.

The Employment Agreement contains standard and customary invention assignment, indemnification, confidentiality and non-solicitation provisions, which remain in effect for a period of 24 months following the termination of the agreement.

On January 18, 2023, Mr. Vu resigned as Chief Operating/Chief Business Officer of the Company effective the same date, and entered into a Separation and Release Agreement with the Company (as amended, the “Separation Agreement”).

Under the Separation Agreement, the Company agreed to pay Mr. Vu (a) $297,440, less all applicable withholdings and required deductions; and (b) reimburse up to $1,100 a month for eight months for Mr. Vu’s health insurance expenses, whether under COBRA or otherwise (collectively, (a) and (b), the “Severance Payment”). The Severance Payment (except for the amounts payable pursuant to (b) which shall be paid by the 15th day of each calendar month during the applicable eight-month period) is required to be paid within 30 days of the Separation Date (the “Payment Date”). In addition to the Severance Payment, by the Payment Date, the Company agreed to pay Mr. Vu $73,645 for accrued backpay and $36,050 for accrued paid time off. Under the Separation Agreement, Mr. Vu agreed that his resignation was voluntary, provided a customary general release to the Company and also agreed to certain confidentiality, non-disclosure, non-solicitation, non-disparagement, and cooperation covenants in favor of the Company.

On March 29, 2023, an error in the Separation Agreement was corrected by the parties’ entry into a First Amendment to Separation Agreement (the “First Amendment”), effective as of the date of the original agreement, which clarified that none of the amount received by Mr. Vu pursuant to the Separation Agreement related to a bonus for 2021.

Description of Material Consulting Agreements

Inflammation consultancy Agreements with each of Prof. Sir Marc Feldmann and Prof. Jagdeep Nanchahal

On November 1, 2013, our wholly-owned subsidiary 180 LP entered into letter agreements regarding inflammation consultancy services (each, an “Inflammation Consultancy Agreement”, and, collectively, the “Inflammation Consultancy Agreements”) with Isis Innovation Limited for the services of each of Prof. Sir Marc Feldmann and Prof. Jagdeep Nanchahal (each, an “Inflammation Consultant”). Pursuant to the Inflammation Consultancy Agreements, each Inflammation Consultant agreed to provide advice and expertise on inflammatory and degenerative diseases including fibrosis as exemplified by Dupuytren’s Disease and osteoinduction (bone formation), in relation to the technology, programs and products of 180 LP, and, specifically, to provide general and specific advice and guidance on how 180 LP might further develop its different programs that are ongoing, contemplated, or conceived at or by 180 LP (the “Inflammation Consulting Services”).

In consideration of the Inflammation Consulting Services, Prof. Sir Marc Feldmann and Prof. Jagdeep Nanchahal were paid a fixed fee of $500 and $10,000 per annum, respectively.

The initial term of each Advisory Services Agreement was until November 1, 2015. On November 8, 2015, each of the Advisory Services Agreement was extended until November 1, 2020. A new contract with Prof. Jagdeep Nanchahal is described below which replaced the prior Advisory Services Agreement with Prof. Nanchahal. Prof. Sir Marc Feldmann’s agreement was terminated on November 1, 2020.

Service Agreement with Prof. Sir Marc Feldmann

On June 1, 2018, CannBioRex Pharma Limited (“CannBioRex”) and Prof. Sir Marc Feldmann Ph.D., our Executive Co-Chairman, entered into a Service Agreement (the “Feldmann Employment Agreement”). Pursuant to the Feldmann Employment Agreement, Prof. Sir Feldmann serves as the Chairman, CEO and Executive Director of CannBioRex or in such other capacity consistent with his status. Prof. Sir Feldmann’s responsibilities include those customary for the roles in which he serves. Prof. Sir Feldmann originally received compensation of £115,000 per year, with annual compensation reviewed by the Board and eligibility for discretionary bonuses, as determined by the Board. CannBioRex also reimburses Prof. Sir Feldmann’s travelling and other business expenses.

Pursuant to the Feldmann Employment Agreement, all intellectual property rights created by Prof. Sir Feldmann or related to his employment belong to and vest in CannBioRex.

The Feldmann Employment Agreement contains a customary non-compete clause prohibiting Prof. Sir Feldmann from working for any competing businesses during the term of his employment, or holding equity in other businesses, except he may hold or beneficially own securities of publicly-traded companies if the aggregate beneficial interests of him and his family does not exceed 5% of that class of securities.

Prof. Sir Feldmann is also prohibited for 12 months following termination (the “Post-Termination Period”) to be involved in any capacity with a competing business or potential joint venturer in the United Kingdom or in any other country. During the Post-Termination Period, he may not solicit business from CannBioRex and its affiliates’ customers; or any company with whom he was actively involved in the course of his employment; or about which he holds confidential information. Prof. Sir Feldmann further covenants to not interfere with CannBioRex’s business relationships by inducing or attempting to induce suppliers to take adverse actions during the Post-Termination Period. He also agreed not to induce or attempt to induce any CannBioRex employee to leave the company during the Post-Termination Period.

The Feldmann Employment Agreement contains customary non-disclosure and confidentiality obligations, sick leave and vacation time.

The Feldmann Employment Agreement does not have a fixed term. Either party may terminate the agreement by delivering written notice 9 months in advance. CannBioRex may also terminate the Feldmann Employment Agreement at any time with immediate effect by giving written notice. If CannBioRex terminates Prof. Sir Feldmann’s employment without providing 9 months written notice, he will become entitled to a payment equal to his basic salary he would have been entitled to receive if 9 months’ notice were given. The governing law for the Feldmann Employment Agreement is the law of England.

The Board of Directors, as recommended by the Compensation Committee of the Company (and/or the Compensation Committee) or separately, may also award Prof. Sir Feldmann bonuses from time to time (in stock, options, cash, or other forms of consideration) in its discretion.

On November 17, 2021, the Board of Directors, as recommended by the Compensation Committee of the Company, increased the annual compensation of Prof. Sir Feldmann to $225,000 per year.

Consultancy Agreement with Prof. Lawrence Steinman

On May 31, 2018, CannBioRex Pharma Limited (“CannBioRex”) and Prof. Lawrence Steinman, our Executive Co-Chairman, entered into a Consultancy Agreement (the “Steinman Agreement”). Prof. Steinman committed to making himself available to provide services to CannBioRex that may require Prof. Steinman’s expertise. In consideration for the services provided, CannBioRex will pay Prof. Steinman approximately $50,000 per year, in monthly installments. Prof. Steinman is also entitled to reimbursement of all business expenses, including travel.

Although Prof. Steinman is not prohibited from engaging in other business activities during the term of the agreement, he must remain compliant with the terms of the agreement and seek prior written consent before conducting business with a business similar to, or competitive with, CannBioRex. The Steinman Agreement contains customary confidentiality and assignment of intellectual property provisions.

The Steinman Agreement had a two-year term. The agreement may be terminated earlier by Prof. Steinman or CannBioRex with six months’ written notice. CannBioRex may terminate the agreement at any time with immediate effect if Prof. Steinman fails or neglects to efficiently and diligently perform services pursuant to the agreement or breaches its terms; is guilty of fraud, dishonesty or acts in a manner which the Company reasonably deems is likely to disparage himself or the Company; becomes unable to provide services for ten working days in any month; or Prof. Steinman becomes bankrupt or arranges for compromises with his creditors. Upon termination of the Steinman Agreement, Prof. Steinman must return property related to the consultancy and delete his own electronic records. The parties have continued to operate under the terms of the agreement even though the agreement expired.

In addition, Prof. Steinman had a verbal agreement with Katexco Pharmaceuticals Corp., a wholly-owned subsidiary of the Company to provide services for $100,000 per year, since Katexco’s incorporation in 2018. This agreement was replaced and superseded by the consulting agreement discussed below.

Consulting Agreement with Prof. Lawrence Steinman

On November 17, 2021, and effective on November 1, 2021, the Company entered into a Consulting Agreement with Lawrence Steinman, M.D., the Company’s Executive Co-Chairman (the “Consulting Agreement”). Pursuant to the Consulting Agreement, Dr. Steinman agreed to provide certain consulting services to the Company, including, but not limited to, participating in defining and setting strategic objectives of the Company; actively seeking out acquisition and merger candidates; and having primary scientific responsibility for the Company’s α7nAChR platform (collectively, the “Services”). The term of the agreement was for one year (the “Initial Term”); provided that the agreement automatically extends for additional one year periods after the Initial Term (each an “Automatic Renewal Term” and the Initial Term together with all Automatic Renewal Terms, if any, the “Term”), subject to the Renewal Requirements (described below), in the event that neither party provided the other written notice of their intent not to automatically extend the term of the agreement at least 30 days prior to the end of the Initial Term or any Automatic Renewal Term, and as such, since neither party has terminated the agreement, , the agreement is currently in effect until November 1, 2023, subject to further Automatic Renewal Terms. The Term can only be extended for an Automatic Renewal Term, provided that (i) Dr. Steinman is re-elected to the Board of Directors at the Annual Meeting of Stockholders of the Company immediately preceding the date that such Automatic Renewal Term begins; (ii) the Board affirms his appointment as Co-Chairman for the applicable Automatic Renewal Term (or fails to appoint someone else as Co-Chairman prior to such applicable Automatic Renewal Term); and (iii) Dr. Steinman is continuing in his role of having the responsibility for the scientific development for the Company’s α7nAChR platform (the “Renewal Requirements”). The Consulting Agreement also expires immediately upon the earlier of: (i) the date upon which Dr. Steinman no longer serves as Co-Chairman and no longer has primary scientific responsibility for our α7nAChR platform; and (ii) any earlier date requested by either (1) the Company (as evidenced by a vote of a majority of the Board (excluding Dr. Steinman) at a meeting of the Board), or (2) Dr. Steinman (as evidenced by written notice from Dr. Steinman to the Board). Additionally, the Company may terminate the Consulting Agreement immediately and without prior notice if Dr. Steinman is unable or refuses to perform the Services, and either party may terminate the Consulting Agreement immediately and without prior notice if the other party is in breach of any material provision of the Consulting Agreement.

The Company agreed to pay Dr. Steinman $225,000 per year during the term of the agreement, along with a one-time payment of $43,750, representing the difference between his old compensation and new compensation, dating back to April 1, 2021. Pursuant to the Consulting Agreement, Dr. Steinman agreed to not compete against the Company, unless approved in writing by the Board of Directors, during the term of the agreement, and also agreed to certain customary confidentiality provisions and assignment of inventions requirements. The Consulting Agreement also has a 12 month non-solicitation prohibition following its termination.

Beginning in calendar year 2022, for each year during the Term of the Consulting Agreement, the Company will, subject to future approval by the Board, grant Dr. Steinman $125,000 of value of equity compensation. Future equity grants will vest over a 48 month period and be in accordance with the Plan. Timing of the future grants, nature of the equity grants (e.g., RSU, PSU, restricted stock, etc.) and any changes in the value of future equity will be recommended by the Company’s Compensation Committee and/or Audit Committee and approved by the Board.

The Board of Directors, as recommended by the Compensation Committee of the Company (and/or the Compensation Committee) or separately, may also award Dr. Steinman bonuses from time to time (in stock, options, cash, or other forms of consideration) in its discretion.

Prof. Jagdeep Nanchahal Consulting Agreement

On February 25, 2021, we (and CannBioRex Pharma Limited, which was added as a party to the agreement later), entered into a Consultancy Agreement dated February 22, 2021, and effective December 1, 2020, with Prof. Jagdeep Nanchahal (as amended, the “Consulting Agreement”). Prof. Nanchahal has been providing services to the Company and/or its subsidiaries since 2014, and is currently a greater than 5% stockholder of the Company and the Chairman of our Clinical Advisory Board.

On March 31, 2021, we entered into a First Amendment to Consultancy Agreement with Prof. Jagdeep Nanchahal, which amended the Consultancy Agreement entered into with Prof. Nanchahal on February 25, 2021, to include CannBioRex Pharma Limited, a corporation incorporated and registered in England and Wales (“CannBioRex”), and an indirect wholly-owned subsidiary of the Company, as a party thereto, and to update the prior Consultancy Agreement to provide for cash payments due to Prof. Nanchahal to be paid by CannBioRex, for tax purposes, provide for CannBioRex to be party to certain other provisions of the agreement and to provide for the timing of certain cash bonuses due under the terms of the agreement.

Prof. Nanchahal is a surgeon scientist focusing on defining the molecular mechanisms of common diseases and translating his findings through to early phase clinical trials. He undertook his Ph.D., funded by the U.K. Medical Research Council, whilst a medical student in London and led a lab group funded by external grants throughout his surgical training. After completing fellowships in microsurgery and hand surgery in the USA and Australia, he was appointed as a senior lecturer at Imperial College. His research is focused on promoting tissue regeneration by targeting endogenous stem cells and reducing fibrosis. In 2013, his group identified anti-tumor necrosis factor (TNF) as a therapeutic target for Dupuytren’s disease, a common fibrotic condition of the hand. He is currently leading a phase 2b clinical trial funded by the Wellcome Trust and Department of Health to assess the efficacy of local administration of anti-TNF in patients with early-stage Dupuytren’s disease. He is a proponent of evidence-based medicine and was the only plastic surgery member of the NICE Guidance Development Groups on complex and non-complex fractures. He was a member of the group that wrote the Standards for the Management of Open Fractures published in 2020. This is an open-source publication to facilitate the care of patients with these severe injuries.

Pursuant to the Consulting Agreement, Prof. Nanchahal agreed, during the term of the agreement, to serve as a consultant to the Company and provide such services as the Chief Executive Officer and/or the Board of Directors of the Company shall request from time to time, including but not be limited to: (1) conducting clinical trials in the fields of Dupuytren’s disease, frozen shoulder and post-operative delirium/cognitive decline; and (2) conducting laboratory research in other fibrotic disorders, including fibrosis of the liver and lung (collectively, the “Services”).

In consideration for providing the Services, the Company (through CannBioRex Pharma Limited) agreed to pay Prof. Nanchahal 15,000 British Pounds (GBP) per month (approximately $20,800) during the term of the agreement, increasing to GBP 23,000 (approximately $32,000) on the date (a) of publication of the data from the phase 2b clinical trial for Dupuytren’s disease (RIDD) and (b) the date that the Company has successfully raised over $15 million in capital. The fee will increase annually thereafter to reflect progression in other clinical trials and laboratory research as approved by the Board of Directors. The Company also agreed to pay Prof. Nanchahal a bonus (“Bonus 1”) in the sum of GBP 100,000 upon submission of the Dupuytren’s disease clinical trial data for publication in a peer-reviewed journal. In addition, for prior work performed, including completion of the recruitment to the RIDD (Dupuytren’s) trial, the Company agreed to pay Prof. Nanchahal GBP 434,673 (approximately $596,545)(“Bonus 2”). At the election of Prof. Nanchahal, Bonus 2 could be paid at least 50% (fifty percent) or more, as Prof. Nanchahal elected, in shares of the Company’s common stock, at a share price of $60.00 per share, or the share price on the date of the grant, whichever is lower, with the remainder paid in GBP. Bonus 2 was deemed earned and payable upon the Company raising a minimum of $15 million in additional funding, through the sale of debt or equity, after December 1, 2020 (the “Vesting Date”) and was not to be accrued, due or payable prior to such Vesting Date (which funding was raised on August 23, 2021). Finally, Prof. Nanchahal shall receive another one-time bonus (“Bonus 3”) of GBP 5,000 (approximately $7,000) on enrollment of the first patient to the phase 2 frozen shoulder trial, and another one-time bonus (“Bonus 4”) of GBP 5,000 (approximately $7,000) for enrollment of the first patient to the phase 2 delirium/POCD trial.

Effective March 30, 2021, in satisfaction of amounts owed to Prof. Nanchahal for 50% of Bonus 2, the Company issued 5,035 shares of the Company’s common stock to Prof. Nanchahal. Additionally, on April 15, 2021, in satisfaction of amounts owed to Prof. Nanchahal for an additional 19% of Bonus 2, the Company issued 1,886 of the Company’s common stock to Prof. Nanchahal. Both issuances were made under the Company’s 2020 Omnibus Incentive Plan.

On August 23, 2021, at the request of Prof. Nanchahal, the Company agreed to issue Prof. Nanchahal 3,077 shares of common stock in consideration for the remaining 31% (or 134,748.63 GBP, or $184,605.62) of Bonus 2 (the “Nanchahal Shares”), based on a $60.00 per share price, which shares were issued on August 23, 2021. The shares will be issued under the Company’s 2020 Omnibus Incentive Plan.

On December 28, 2022, the Company and CannBioRex Pharma Limited, a corporation incorporated and registered in England and Wales (“CannBioRex”), and an indirect wholly-owned subsidiary of the Company, entered into a Third Amendment to Consultancy Agreement (the “Third Amendment”) with Prof. Jagdeep Nanchahal, which amended the Consultancy Agreement with Prof. Nanchahal.

The Third Amendment amended the Consultancy Agreement to provide that the monthly cash fee payable to Prof. Nanchahal pursuant to such agreement would remain at its current rate, £23,000 per month, through December 31, 2022, and then increase to £35,000 per month during the term of the Consultancy Agreement from January 1, 2023, until the end of the term of the Consultancy Agreement (collectively, the “Fee”). The Third Amendment also provided that the Fee will be adjusted yearly with the recommendation of the Board of Directors or the Compensation Committee of the Company, which will consider in its determination of the amount of such increase, the UK consumer price index and Prof. Nanchahal’s contributions to advancing the Company’s mission, among other things. The Third Amendment also provided that in the event the Consultancy Agreement is terminated by the Company for any reason other than cause, Prof. Nanchahal is entitled to a lump sum payment of 12 months of his monthly fee as at the date of termination.

Notwithstanding the above, the Board of Directors or Compensation Committee of the Company may grant Prof. Nanchahal additional bonuses from time to time in their discretion, in cash, stock or options.

The Consulting Agreement has an initial term of three years, and renews thereafter for additional three-year terms, until terminated as provided in the agreement. The Consulting Agreement can be terminated by either party with 12 months prior written notice (provided the Company’s right to terminate the agreement may only be exercised if Prof. Nanchahal fails to perform his required duties under the Consulting Agreement), or by the Company immediately if (a) Prof. Nanchahal fails or neglects efficiently and diligently to perform the Services or is guilty of any breach of its or his obligations under the agreement (including any consent granted under it); (b) Prof. Nanchahal is guilty of any fraud or dishonesty or acts in a manner (whether in the performance of the Services or otherwise) which, in the reasonable opinion of the Company, has brought or is likely to bring Prof. Nanchahal, the Company or any of its affiliates into disrepute or is convicted of an arrestable offence (other than a road traffic offence for which a non-custodial penalty is imposed); or (c) Prof. Nanchahal becomes bankrupt or makes any arrangement or composition with his creditors. If the Consulting Agreement is terminated by the Company for any reason other than cause, Prof. Nanchahal is entitled to a lump sum payment of 12 months of his fee as at the date of termination.

The Consulting Agreement includes a 12 month non-compete and non-solicitation obligation of Prof. Nanchahal, preventing him from competing against the Company in any part of any country in which he was actively engaged in the Company’s business, subject to certain exceptions, including research conducted at the University of Oxford. The Consulting Agreement also includes customary confidentiality and assignment of inventions provisions, in each case subject to the Company’s previously existing agreements with various universities, including the University of Oxford, where Prof. Nanchahal serves as a Professor of Hand, Plastic and Reconstructive Surgery.

Salary Increases and Temporary Salary and Compensation Accruals

Effective on April 27, 2022, the Company (directly or through an indirectly wholly-owned subsidiary of the Company) entered into (a) a First Amendment to Amended and Restated Employment Agreement with Dr. Woody (the “First Woody Amendment”); (b) a First Amendment to Employment Agreement with Mr. Vu (the “First Vu Amendment”); (c) a First Amendment to Employment Agreement with Dr. Rothbard (“First Rothbard Amendment”); (d) a First Amendment to Employment Agreement with Prof. Sir Feldmann (the “First Feldmann Amendment”); (e) a First Amendment to Consulting Agreement with Prof. Steinman (the “First Steinman Amendment”); and (f) a Second Amendment to Consulting Agreement with Prof. Nanchahal (the “Second Nanchahal Amendment”), which each amended the agreements currently in place with such individuals as discussed above.

Pursuant to the First Woody Amendment, First Vu Amendment and First Rothbard Amendment, each of Dr. Woody, Mr. Vu and Dr. Rothbard, agreed that effective January 1, 2022, their base salaries of $450,000, $390,000 and $375,000, respectively (their “Base Salaries”) (as provided for in their employment agreements) were amended to increase such amounts by 3% (the “Increase in Salary”) and effective March 1, 2022, their base salaries were reduced by 20% each ($92,700, $80,340 and $96,563, respectively) and that such reduced amounts (the “Accrued Amounts”) shall be accrued until such time as the Board of Directors determines that the Company has sufficient cash on hand to pay such Accrued Amounts, which the Company expects will not be until it has raised a minimum of $15,000,000 (the “Funding Determination Date”); and that $370,800, $321,360, and $289,688 of such base salaries, shall be payable per the payroll practices of the Company in cash by the Company to each of Dr. Woody, Mr. Vu and Dr. Rothbard, respectively, starting effective March 1, 2022 until the Funding Determination Date, and that on the Funding Determination Date, their salaries shall increase to the new base salary taking into account the Increase in Salary (with no accrual) ($463,500, $401,700 and $386,250, respectively) and the Accrued Amounts shall be paid by the Company, provided that in addition, at the discretion of the Board of the Directors, the base salaries on the Funding Determination Date of each executive may be further increased by 2%. Additionally, Mr. Rothbard agreed that any future increases to salary will be determined on an annual basis by the Company’s Board of Directors at the recommendation of the Compensation Committee, and the annual 10% increases provided in his agreement shall be overridden by such future determinations by the Board of Directors.

Pursuant to the First Feldmann Amendment and First Steinman Amendment, Prof. Sir Feldmann and Prof. Steinman agreed effective March 1, 2022, that their salary would be reduced by $225,000 (100%) and $56,250 (25%), respectively, and that such reduced amounts shall be accrued and paid on the Final Determination Date.

Pursuant to the Second Nanchahal Amendment, Prof. Nanchahal agreed that upon acceptance of the data for the phase 2b clinical trial for Dupuytren’s disease for publication (which occurred March 1, 2022, subject to editing and final approvals), his monthly fee was increased to £23,000, provided that £4,000 of such increase shall be accrued and £19,000 per month of such fees shall be payable per the payroll practices of the Company in cash by the Company starting effective March 1, 2022, and until the earlier of (a) November 1, 2022 and (b) the Funding Determination Date, at which time all accrued amounts shall be due.

On May 26, 2022, and effective on June 1, 2022, the Company entered into (a) a Second Amendment to Employment Agreement with James N. Woody, M.D., Ph.D., the Chief Executive Officer and Director of the Company; (b) a Second Amendment to Employment Agreement with Quan Anh Vu, the former Chief Operating Officer and Chief Business Officer of the Company; (c) a Second Amendment to Employment Agreement with Jonathan Rothbard, Ph.D., Chief Scientific Officer of the Company; and (d) a Second Amendment to Consulting Agreement with Lawrence Steinman, M.D., the Executive Co-Chairman of the Company (collectively, the “Second Amendments”).

Pursuant to the Second Amendments, each of Dr. Woody, Mr. Vu, Dr. Steinman, and Dr. Rothbard, effective as of June 1, 2022, agreed to a further reduction of the base salaries set forth in their respective amended employment and consulting agreements (the “Base Salaries”) by an amount which, after taking into account the First Accrued Amounts, equals 50% of their respective Base Salaries ($231,750, $200,850, $112,500, and $193,125, in total respectively). The reductions to the base salaries of Dr. Woody, Mr. Vu, and Dr. Steinman as affected by the Second Amendments ($139,050, $120,510, $56,250, respectively) (the “Second Accrued Amounts”), are to accrue until such time as the Company has raised a minimum of $1,000,000 (the “Second Accrued Amount Funding Determination Date”). There will be no accrual of the $96,562.50 reduction to the base salary of Dr. Rothbard which was affected by his Second Amendment, provided that Dr. Rothbard’s accrued salary through the effective date of his Second Amendment will continue to remain accrued and will be paid on the Funding Determination Date.

Payment of Back Pay; 2021 Bonuses and Increases in Salaries

On April 27, 2023, and effective on January 1, 2023, the Company entered into (a) a Third Amendment to Employment Agreement with James N. Woody, M.D., Ph.D., the Chief Executive Officer and Director of the Company; (b) a Third Amendment to Employment Agreement with Ozan Pamir, the Chief Financial Officer of the Company (which was subsequently amended and corrected); and (c) a Third Amendment to Employment Agreement with Jonathan Rothbard, Ph.D., Chief Scientific Officer of the Company (collectively, the “Third Amendments”), which each amended the compensation agreements currently in place with such individuals.

The Third Amendments reflected (a) an increase in the salary of each of Dr. Woody, Mr. Pamir and Dr. Rothbard of 3.5%, effective as of January 1, 2023; and (b) in the case of Mr. Pamir, a further increase in salary to $380,000 per annum and an increase in his target bonus to 40%, effective April 1, 2023, as well as a change in his title to Chief Financial Officer.

On April 27, 2023, based on the recommendation of the Compensation Committee, the Board of Directors determined discretionary bonus compensation for the year ended December 31, 2021 for Dr. Woody ($50,000); Mr. Pamir ($22,500, which is in addition to $30,000 previously paid during 2021); and Dr. Rothbard ($10,000). The Board of Directors also determined that no other bonuses would be paid to any executive officer of the Company for fiscal 2021.

Effective April 27, 2023, the Board of Directors, with the recommendation of the Compensation Committee of the Board of Directors, approved the payment of $111,675 to Dr. Woody; $24,154 to Mr. Pamir; and $50,343 to Dr. Rothbard, in back pay owed to such officers. As a result, no back pay is currently owed to Dr. Woody, Mr. Pamir or Dr. Rothbard.

Summary Executive Compensation Table

The following table sets forth certain information concerning compensation earned by or paid to certain persons who we refer to as our “Named Executive Officers” for services provided for the fiscal years ended December 31, 2022 and 2021. Our Named Executive Officers include persons who (i) served as our principal executive officer or acted in a similar capacity during the years ended December 31, 2022 and 2021, (ii) were serving at fiscal year-end as our two most highly compensated executive officers, other than the principal executive officer, whose total compensation exceeded $100,000, and (iii) if applicable, up to two additional individuals for whom disclosure would have been provided as a most highly compensated executive officer, but for the fact that the individual was not serving as an executive officer at fiscal year-end.

As noted above, none of the executive officers of KBL prior to the Closing of the Business Combination, including our former Chief Executive Officer, received any cash compensation for their services.

Name and Principal Position	Year	Salary ($)	Bonus ($)			Stock Awards ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation	All Other Compensation ($)		Total ($)
James N. Woody	2022	$463,500	$	(*	)	$—		$—		$—	$—		$463,500
CEO and Director	2021	$448,270		$50,000		$—		$4,262,492	(a)	$—	$—		$4,760,762
Ozan Pamir	2022	$309,000	$	(*	)	$—		$—		$—	$—		$309,000
CFO	2021	$304,355		$52,500		$—		$548,035	(b)	$—	$—		$904,890
Quan Anh Vu(1)	2022	$401,700		$—		$—		$—		$—	$333,490	(2)	$735,190
Former COO and CBO	2021	$65,000		$—		$—		$846,573	(c)	$—	$—		$911,573
Jonathan Rothbard	2022	$268,906	$	(*	)	$—		$—		$—	$—		$268,906
Chief Scientific Officer	2021	$372,034		$10,000		$160,671	(d)	$923,534	(e)	$—	$—		$1,466,239

Does not include perquisites and other personal benefits or property, unless the aggregate amount of such compensation is more than $10,000. No executive officer earned non-equity incentive plan compensation or nonqualified deferred compensation during the periods reported above. Option Awards and Stock Awards represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718. For additional information on the valuation assumptions with respect to the restricted stock grants, refer to “Note 12 — Stockholders’ Equity” to the audited financial statements included herein. No executive officer serving as a director received any compensation for services on the Board of Directors separate from the compensation paid as an executive for the periods above.

*	The amount of each executive’s 2022 bonuses have not yet been determined by the Compensation Committee and/or the Board of Directors as of the date of this filing, and are therefore not included in the table above. The amount of each executive’s bonuses for fiscal 2022, if any, will be disclosed in a separate filing under Item 5.02(f) of Form 8-K within four days of the date finalized by the Compensation Committee and/or the Board of Directors. Such bonuses may be in the form of cash or equity or a combination of cash and equity.

(1)	On October 29, 2021, the Board appointed Mr. Quan Anh Vu as Chief Operating Officer/Chief Business Officer (“COO/CBO”) of the Company. On October 27, 2021, and effective on November 1, 2021, the Company entered into an Employment Agreement with Quan Ahn Vu. In consideration for performing services under the agreement, the Company agreed to pay Mr. Vu a starting salary of $390,000 per year. As of the date of this proxy statement, all of the amounts owed to Mr. Vu have been fully paid. Mr. Vu’s employment agreement was terminated effective January 15, 2023.

(2)	Represents amounts paid to Mr. Vu for the termination of his employment agreement.

(a)	Represents the value of ten year options to purchase 70 ,000 shares of common stock with an exercise price of $88.60 per share which were granted on February 26, 2021.

(b)	Represents the value of ten year options to purchase 9,000 shares of common stock with an exercise price of $88.60 per share which were granted on February 26, 2021.

(c)	Represents the value of ten year options to purchase 13,750 shares of common stock with an exercise price of $79.00 per share which were granted on December 8, 2021.

(d)	Represents the value of 1,215 shares of common stock issued to Dr. Rothbard in consideration for services rendered to the Company as Chief Scientific Officer on April 7, 2021.

(e)	Represents the value of ten year options to purchase 15,000 shares of common stock with an exercise price of $79.00 per share which were granted on December 8, 2021.

Bonuses

No bonuses were paid to the officers named in the table above during the fiscal years ended December 31, 2022 or 2021, except as disclosed in the table above.

Pay Versus Performance

Year	Summary Compensation Table Total for Principal Executive Officer (“PEO”)(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (“NEOs”)(3)	Average Compensation Actually Paid to Non-PEO NEOs(4)	Value of Initial Fixed $100 Investment Based on Total shareholder Return (“TSR”)(5)	Net Loss (in thousands)(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2022	$463,500	$(1,366,665)	$437,699	$8,909	$6.21	$(38,726)
2021	$4,760,762	$6,109,641	$1,094,234	$1,130,359	$142.86	$(20,325)

(1)	The dollar amounts reported in column (b) are the amounts of total compensation reported for James N. Woody (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Executive Compensation Table. Refer to “Executive and Director Compensation—Summary Executive Compensation Table”.

(2)	The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Dr. Woody, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Dr. Woody during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Dr. Woody’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards (A)	Equity Award Adjustments (B)	Compensation Actually Paid to PEO
2022	$463,500	$—	$(1,830,165)	$(1,366,665)
2021	$4,760,762	$(4,262,492)	$5,611,371	$6,109,641

(A)	The grant date fair value of equity awards represents the sum of the totals of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Executive Compensation Table for the applicable year.

(B)	The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2022	$40,138	$(1,426,068)	$406,256	$(850,492)	$—	$—	$(1,830,165)
2021	$2,722,954	$—	$2,888,417	$—	$—	$—	$5,611,371

(3)	The dollar amounts reported in column (d) represent the average of the amounts reported for our company’s named executive officers as a group (excluding Dr. Woody) in the “Total” column of the Summary Executive Compensation Table in each applicable year. During 2022 and 2021, our non-CEO Named Executive Officers (NEOs) consisted of Ozan Pamir, then Interim Chief Financial Officer; Quan Anh Vu, Chief Operating Officer and Chief Business Officer; and Jonathan Rothbard, Chief Scientific Officer.

(4)	The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding Dr. Woody), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding Dr. Woody) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding Dr. Woody) for each year to determine the compensation actually paid, using the same methodology described above in Note (2):

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments (a)	Average Compensation Actually Paid to Non-PEO NEOs
2022	$437,699	$—	$(428,790)	$8,909
2021	$1,094,234	$(826,271)	$862,396	$1,130,359

(a)	The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2022	$11,774	$(367,087)	$81,450	$(154,927)	$—	$—	$(428,790)
2021	$615,239	$—	$247,157	$—	$—	$—	$862,396

(5)	Assumes $100 invested in our common shares on December 31, 2020, and calculated based on the difference between the share price of our common stock at the end and the beginning of the measurement period, and reinvestment of all dividends. No cash dividends were paid in 2021 or 2022.

(6)	The dollar amounts reported represent the amount of net loss reflected in our consolidated audited financial statements for the applicable year.

Relationship Between “Compensation Actually Paid” and Performance

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Loss

Our company has not historically looked to net loss as a performance measure for our executive compensation program. Our net loss was $20.3 million in 2021 and $38.7 million in 2022.

Compensation Actually Paid and Cumulative TSR

As shown in the following graph, the compensation actually paid to Dr. Woody and the average amount of compensation actually paid to our non-PEO NEOs as a group (excluding Dr. Woody) during the periods presented do have some correlation because a significant portion of their compensation is in the form of long-term equity awards. The equity awards values are significantly impacted by changes in our stock price each period. These equity awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.

All information provided above under the “Pay Versus Performance” and “Relationship Between “Compensation Actually Paid” and Performance”, headings will not be deemed to be incorporated by reference in any filing of our company under the Securities Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Outstanding Equity Awards at Fiscal Year End

	Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date
James N. Woody	48,222	21,778	(1)	$88.60	2/26/2031
Ozan Pamir	6,200	2,800	(1)	$88.60	2/26/2031
Quan Anh Vu*	3,724	10,026	(2)	$79.00	12/8/2031
Jonathan Rothbard	10,417	4,583	(3)	$79.00	12/8/2031

*	Employment terminated effective January 15, 2023 and options expired unexercised 90 days thereafter.
(1)	(a) 1/5th of such options vesting on the grant date (February 26, 2021); and (b) 4/5ths of such options vesting ratably on a monthly basis over the following 36 months on the last day of each calendar month.
(2)	The options vest in 48 equal monthly installments, beginning on the last day of November 2021, and continuing on the last day of each calendar month thereafter, subject to the holder’s continued service to the Company on such vesting dates.
(3)	The options vest at the rate of 1/3rd of such options at the date of grant (December 8, 2021) with the remaining options vesting at the rate of 24 equal monthly installments, beginning on the last day of December 31, 2021, and continuing on the last day of each calendar month thereafter, subject to the Reporting Person’s continued service to the Company on such vesting dates.

There were no outstanding unvested stock awards as of December 31, 2022.

Potential Payments Upon Termination

Pursuant to the employment agreements for Dr. Woody, Dr. Rothbard, and Mr. Pamir, severance benefits will be paid in the event of a termination without “just cause” (as defined in such agreements). Dr. Woody, in the event of such termination, is entitled to severance payments in the form of continued base salary, for the lesser of eighteen (18) months or the then remaining term of the agreement, (ii) payment of any accrued and unpaid annual bonus for any year preceding the year in which the employment terminates; (iii) payment of a pro rata annual bonus for the year in which the employment terminates calculated by multiplying the target bonus amount by a fraction, the numerator of which is the number of calendar days elapsed in the year as of the effective date of termination of employment and the denominator of which is 365; and (iv) payment by the Company of Dr. Woody’s monthly health insurance premiums. For Dr. Rothbard, in the event of such termination during his first year, Dr. Rothbard would be entitled to his then base salary for a period of 36 months, during his second year, Dr Rothbard would be entitled to his then base salary for a period of 24 months, and 12 months if the termination happens in the third year of Dr. Rothbard’s employment or thereafter; (ii) payment of any accrued and unpaid annual bonus for any year preceding the year in which the employment terminates; (iii) payment of a pro rata annual bonus for the year in which the employment terminates calculated by multiplying the target bonus amount by a fraction, the numerator of which is the number of calendar days elapsed in the year as of the effective date of termination of employment and the denominator of which is 365; and (iv) payment by the Company of monthly health insurance premiums. For Mr. Pamir, in the event of such termination, he would be entitled to an amount equal to his then current base salary for a period of (3) months.

Director Compensation

The following table sets forth compensation information with respect to our non-employee directors during our fiscal year ended December 31, 2022:

Name	Fees earned or paid in cash ($)		Stock awards ($)(4)		Option Awards ($)(4)		All other compensation ($)	Total ($)
Lawrence Steinman	$225,000		$—		$—		$—	$225,000
Sir Marc Feldmann, Ph.D., M.D.	$225,000	(5)	$—		$—		$—	$225,000
Larry Gold, Ph.D.	$14,375		$43,125	(6)	$15,255	(1)	$—	$72,755
Donald A. McGovern, Jr.	$16,875		$50,625	(6)	$145,254	(1)(3)	$—	$212,754
Russell T. Ray, MBA	$14,375		$43,125	(6)	$21,357	(2)	$—	$78,857
Teresa DeLuca, M.D., MBA	$55,000		$—		$21,357	(2)	$—	$76,357
Francis Knuettel II, MBA	$55,000		$—		$21,357	(2)	$—	$76,357
Pamela G. Marrone, Ph.D.	$15,000		$45,000	(6)	$21,357	(2)	$—	$81,357

*	The table above does not include the amount of any expense reimbursements paid to the above directors. No directors received any Non-Equity Incentive Plan Compensation or Nonqualified Deferred Compensation. Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

(1)	On May 19, 2022, we granted to each of Dr. Gold and Mr. McGovern, options to purchase up to 750 shares of our common stock at an exercise price of $20.34 per share. The options vest in equal monthly instalments over the 39 months beginning on May 31, 2022, subject to such director’s continued service to our company on such vesting dates.
(2)	On May 19, 2022, we granted to each of Mr. Ray, Dr. DeLuca, Mr. Knuettel, and Dr. Marrone, options to purchase up to 1,050 shares of our common stock at an exercise price of $20.34 per share. The options vest in equal monthly instalments over the 39 months beginning on May 31, 2022, subject to such director’s continued service to our company on such vesting dates.

(3)	On May 19, 2022, we granted to Mr. McGovern options to purchase up to 6,706 shares of our common stock at an exercise price of $27.20 per share. The options vested immediately upon grant.

(4)	Represents the aggregate grant date fair value of the award computed in accordance with the provisions of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. The assumptions used in calculating the aggregate grant date fair value of the awards reported in this column are set forth in our consolidated financial statements included in this prospectus. The values provided for these awards are based on applicable accounting standards and do not necessarily reflect the actual amounts realized or realizable. As of December 31, 2022, the aggregate number of option awards outstanding held by each non-employee director (including vested and unvested awards) serving on that date was as follows: Lawrence Steinman — 1,250; Prof. Sir Marc Feldmann — 1,250; Larry Gold — 5,000; Donald A. McGovern, Jr. — 11,706; Russell T. Ray — 5,000; Teresa DeLuca — 5,000; Francis Knuettel II — 5,000; and Pamela G. Marrone — 5,000. None of the non-executive directors held any unvested stock awards as of December 31, 2021.

(5)	Amounts paid were for services rendered as the Chairman, CEO and Executive Director of CannBioRex, pursuant to the June 2018 Service Agreement (as amended), discussed in greater detail above under “Executive and Director Compensation — Executive Compensation — Compensation of Officers by 180 Life Sciences Corp. following the Closing of the Business Combination — General — Employment Agreements — Service Agreement with Prof. Sir Marc Feldmann”.

(6)	On May 19, 2022, the Company issued 529 shares of common stock to Dr. Gold, 621 shares of common stock to Mr. McGovern, 529 shares of common stock to Mr. Ray, and 552 shares of common stock to Dr. Marrone, in lieu of quarterly cash fees earned by each director for the quarter ended March 31, 2022. On July 27, 2022, the Company issued 654 shares of common stock to Dr. Gold, 767 shares of common stock to Mr. McGovern, 654 shares of common stock to Mr. Ray, and 682 shares of common stock to Dr. Marrone, in lieu of quarterly cash fees earned by each director for the quarter ended June 30, 2022. On October 31, 2022, the Company issued 1,536 shares of common stock to Dr. Gold, 1,803 shares of common stock to Mr. McGovern, 1,536 shares of common stock to Mr. Ray, and 1,602 shares of common stock to Dr. Marrone, in lieu of quarterly cash fees earned by each director for the quarter ended September 30, 2022.

In connection with each of Mr. Ray’s, Dr. DeLuca’s, Mr. Knuettel’s and Dr. Marrone’s appointment to the Board, such persons entered into offer letters with the Company, dated on or around May 21, 2021 (collectively, the “Offer Letters”). The Offer Letters set forth the compensation that Mr. Ray, Dr. DeLuca, Mr. Knuettel and Dr. Marrone are entitled to receive, including a grant of options to purchase $425,000 of value of shares of the Company’s common stock (value per share and number of shares determined by the Black-Scholes calculation on the date of grant)(i.e., options to purchase 3,950 shares of common stock)(the “Initial Option Grant”), which have been granted to date, and which will vest as to 1/48 of the balance of the option shares upon each month of service after the date of grant and have an exercise price per share equal to the closing sales price of a share of common stock on the grant date.

Board of Director Fees

The current policy of the Board is to pay each independent Board Member, in addition to equity compensation as may be approved from time to time by the Board and/or Compensation Committee, $40,000 per compensation year as an annual retainer fee payable to each member of the Board, plus additional committee fees of $5,000 for each member of the Compensation Committee or Nomination and Corporate Governance Committee, and $7,500 for each member of the Audit Committee or Risk Committee; $10,000 for the Chairperson of the Compensation Committee and the Nomination and Corporate Governance Committee and $15,000 for the Chairperson of the Audit Committee and of the Risk Committee. Additionally, the Lead Director (currently Mr. McGovern) is to receive an additional equity grant each year valued at $30,000. For independent directors, cash fees are earned and paid one quarter in arrears. The Board also currently grants each new independent director an option to purchase 5,000 shares of common stock, at the exercise price equal to the fair market value on the date of grant as calculated pursuant to the Plan, and such options vesting in equal monthly installments over the 48 months after the grant date, subject to the holder’s continued service to the Company on such vesting dates. Due to limitations on the amount of compensation that can be paid to directors in a compensation year, as defined, new independent directors in 2021 were issued an option to purchase 3,950 shares of common stock in 2021 and were issued options to purchase an additional 1,050 shares of common stock in 2022 as part of a new independent director grant. In addition, in 2022 Dr. Gold and Mr. McGovern were issued an option to purchase 750 shares of common stock in 2022 representing the remaining balance of their initial new independent director grant.

The Board has not yet initiated a recurring yearly equity compensation grant for independent directors.

Equity Compensation Plan Information

The following table sets forth information, as of December 31, 2022, with respect to our compensation plans under which common stock is authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (A)	Weighted- average exercise price of outstanding options, warrants and rights (B)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column A) (C)
Equity compensation plans approved by stockholders(1)	149,207	$85.15	129,388
Equity compensation plans not approved by stockholders(2)	3,183	$105.60	—
Total	179,703		129,388

(1)	Options granted and awards available for future issuance under the 2020 OIP (defined below) and 2022 OIP (defined below), each discussed below.

(2)	This relates to five-year warrants granted on March 12, 2021, for the purchase of 3,183 shares of the Company’s common stock at an exercise price of $105.60 held by Alliance Global Partners (“AGP”).

2020 Omnibus Incentive Plan

We have reserved 185,907 shares of our common stock for grant under our 2020 Omnibus Incentive Plan (“2020 OIP”), of which 16,747 shares are available for future awards as of the date of this proxy statement.

The purpose of the 2020 OIP is to promote the interests of the Company and its subsidiaries and its stockholders by (i) attracting and retaining directors, executive officers, employees and consultants of outstanding ability; (ii) motivating such individuals by means of performance-related incentives to achieve the longer-range performance goals of the Company and its subsidiaries; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

Awards under the 2020 OIP may be made in the form of performance awards, restricted stock, restricted stock units, stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights, other stock-based awards and dividend equivalents. Awards are generally non-transferable.

2022 Omnibus Incentive Plan

We have reserved 120,000 shares of our common stock for grant under our 2022 Omnibus Incentive Plan (“2022 OIP”), of which 113,526 shares are available for future awards as of the date of this proxy statement.

The purpose of the 2022 OIP is to promote the interests of the Company and its subsidiaries and its stockholders by (i) attracting and retaining directors, executive officers, employees and consultants of outstanding ability; (ii) motivating such individuals by means of performance-related incentives to achieve the longer-range performance goals of the Company and its subsidiaries; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

Awards under the 2022 OIP may be made in the form of performance awards, restricted stock, restricted stock units, stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights, other stock-based awards and dividend equivalents. Awards are generally non-transferable.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Except as discussed below or otherwise disclosed above under “Executive and Director Compensation”, beginning on page 32, there have been no transactions over the last two fiscal years, and there is not currently any proposed transaction, in which the Company was or is to be a participant, where the amount involved exceeds the lesser of (a) $120,000 or (b) one percent of the Company’s total assets at year-end for the last two completed fiscal years, and in which any officer, director, or any stockholder owning greater than five percent (5%) of our outstanding voting shares, nor any member of the above referenced individual’s immediate family, had or will have a direct or indirect material interest.

360 Life Sciences Corp. Agreement — Related Party (Acquisition of ReFormation Pharmaceuticals Corp.)

On July 1, 2020, the Company entered into an amended agreement with ReFormation Pharmaceuticals, Corp. (“ReFormation”) and 360 Life Sciences Corp. (“360”), whereby 360 has entered into an agreement to acquire 100% ownership of ReFormation, on or before July 31, 2020 (“Closing Date”). The Company used to share a director with each of ReFormation and 360. On March 25, 2022, our director resigned from serving on the Board of 360 and he had previously resigned from serving on the Board of Reformation. Upon the Closing Date, 360 agreed to make tranche payments in tranches to 180 LP in the aggregate amount of $300,000. The parties agreed that the obligations will be paid by 360 to 180 LP by payments of $100,000 for every $1,000,000 raised through the financing activities of 360, up to a total of $300,000, however, not less than 10% of all net financing proceeds received by 360 shall be put towards the obligation to the Company until paid in full. This transaction closed on July 31, 2020.

On February 26, 2019, 180 LP entered into a one-year agreement (the “Pharmaceutical Agreement”) with ReFormation, a related party that shares directors and officers of 180 LP, pursuant to which ReFormation agreed to pay 180 LP $1.2 million for rights of first negotiation to provide for an acquisition of any arising intellectual property or an exclusive licensing, partnering, or collaboration transaction to use any arising intellectual property with respect to a contemplated research agreement between the Company and Oxford (see Oxford University Agreements, above), which was signed on March 22, 2019 and therefore is the start date of the project. Of the $1.2 million receivable from Reformation pursuant to the Pharmaceutical Agreement, $0.9 million was received by the Company on March 14, 2019 and the remaining $0.3 million was expected to be received over the one-year term of the agreement.

180 LP is recognizing the income earned in connection with the Pharmaceutical Agreement on a straight-line basis over the term of the agreement. During the years ended December 31, 2022 and 2021, 180 LP recognized no income related to the Pharmaceutical Agreement, which is included in other income in the accompanying consolidated statement of operations and other comprehensive income loss. As of December 31, 2021, the Company charged the $300,000 receivable to bad debt expense.

On November 17, 2021, the Company provided notice to 360, which initiated the right of first negotiation term, which expired unexercised on February 1, 2022. As such, the Company is no longer under any obligation to negotiate with 360.

Notice of Acceleration

On December 29, 2020, we received notice from Marlene Krauss, M.D., the former Chief Executive Officer and director of KBL, alleging the occurrence of an event of default of the terms of a certain promissory note in the amount of $371,178, dated March 15, 2019, evidencing amounts owed by the Company to KBL IV Sponsor LLC (of which Dr. Krauss serves as sole managing member), for failure to repay such note within five days of the release of funds from escrow in connection with the terms of a purchase agreement. Dr. Krauss has declared the entire amount of the note to be immediately due and payable. The note, pursuant to its terms, accrues damages of $2,000 per day until paid in full (subject to a maximum amount of damages equal to the principal amount of the note upon the occurrence of the event of default thereunder). There are continuing disputes regarding amounts that may be due to Dr. Krauss under the note.

Inflammation consultancy Agreements with each of Prof. Sir Marc Feldmann and Prof. Jagdeep Nanchahal

See “Inflammation consultancy Agreements with each of Prof. Sir Marc Feldmann and Prof. Jagdeep Nanchahal” under “Description of Material Consulting Agreements”, under “Executive and Director Compensation”, above.

Service Agreement with Prof. Sir Marc Feldmann

See “Service Agreement with Prof. Sir Marc Feldmann” under “Description of Material Consulting Agreements”, under “Executive and Director Compensation”, above.

Prof. Jagdeep Nanchahal Consulting Agreement

See “Prof. Jagdeep Nanchahal Consulting Agreement” under “Description of Material Consulting Agreements”, under “Executive and Director Compensation”, above.

During the year ended December 31, 2022, we incurred research and development expenses – related parties of $240,731 compared to $2,947,536 incurred for the year ended December 31, 2021, representing a decrease of $2,706,805 or 92%. The decrease includes a decrease in stock-based compensation expense of $2,300,000; this decrease is comprised of approximately $800,000 paid to Jagdeep Nanchahal in the prior year for his research in the Phase 2b clinical trial for Dupuytren’s Contracture (RIDD), as well as stock-based compensation expense of approximately $1,400,000 paid to Mr. Nanchahal in the prior year as well. There was also a decrease in consulting expenses of $460,000.

Prof. Lawrence Steinman Consultancy Agreement and Consulting Agreement

See “Consultancy Agreement with Prof. Lawrence Steinman” and “Consulting Agreement with Prof. Lawrence Steinman under “Description of Material Consulting Agreements”, under “Executive and Director Compensation”, above.

General and Administrative – Related Parties

During the year ended December 31, 2022, we incurred general and administrative expenses – related parties of $5,612 compared to $462,580 incurred for the year ended December 31, 2021, representing a decrease of $456,968, or 99%. Of the expenses incurred during 2022, these primarily relate to professional fees paid to current or former officers, directors or greater than 10% investors, or affiliates thereof. Of the expenses incurred during 2021, approximately $338,000 represents bad debt expense incurred in connection with a receivable from related parties, and approximately $124,000 represents professional fees paid to current or former officers, directors or greater than 10% investors, or affiliates thereof.

Interest Expense on Loans Payable

For the year ended December 31, 2022, the Company recognized interest expense and interest income — related parties associated with outstanding loans, of $14,156 and $1,490, respectively.

For the year ended December 31, 2021, the Company recognized interest expense and interest expense — related parties associated with outstanding loans, of $24,019 and $38,874, respectively.

As of December 31, 2022, the Company had accrued interest and accrued interest — related parties associated with outstanding loans, of $37,960 and $16,770, respectively.

As of December 31, 2021, the Company had accrued interest and accrued interest — related parties associated with outstanding loans, of $24,212 and $812, respectively.

Accrued Expenses - Related Parties

Accrued expenses - related parties was $188,159 as of December 31, 2022 and consists of deferred compensation for certain executives. Accrued expenses - related parties was $18,370 as of December 31, 2021 and consists of interest accrued on loans and convertible notes due to certain officers and directors of the Company.

The aggregate amount of accrued expenses due to related parties as of December 31, 2022, is comprised of amounts due to Prof. Feldmann, Dr. Steinman, Dr. Rothbard, Dr. Woody and Mr. Pamir for deferred compensation.

Research and Development Expenses - Related Parties

Research and Development Expenses – Related Parties of $240,731 and $2,947,536 during the years ended December 31, 2022 and 2021, respectively, is related to consulting and professional fees paid to current or former officers, directors, or affiliates thereof.

Interest Expense - Related Parties

During the year ended December 31, 2022, the Company recorded $1,508 of interest expense – related parties, which related to interest expense on loans with officers and directors of the Company.

During the year ended December 31, 2021, the Company recorded $50,255 of interest expense – related parties, of which $11,380 related to the convertible notes with officers and directors of the Company and $38,875 related to interest expense on loans with officers, directors and a greater than 10% investor of the Company.

Exchanges of Related Party Loans and Convertible Notes

On September 30, 2021, Dr. Lawrence Steinman and Prof. Sir Marc Feldmann, Ph.D., each of whom serve as Co-Executive Chairmen of the Company’s Board of Directors, agreed with the Company to convert amounts owed under outstanding loans with an aggregate principal balance of $693,371 and an aggregate accrued interest balance of $157,741 into an aggregate of 7,093 shares of the Company’s common stock at the conversion price of $120.00 per share, pursuant to the terms of the agreement, which conversion rate was above the closing consolidated bid price of the Company’s common stock on the date the binding agreement was entered into.

Notes and Debt Conversion Agreement

The Company assumed $270,000 of debt related to convertible notes payable; during the second quarter of 2021 in connection with a reorganization, the Company repaid the former CEO of 180 Therapeutics L.P., our wholly-owned subsidiary, a convertible note payable in cash for the principal amount of $10,000 and $1,873 of accrued interest. During the third quarter of 2021, the $260,000 remaining principal balance of convertible notes payable owed to an Executive Co-Chairman of the Company, plus $96,208 of related accrued interest, was converted into 2,969 shares of the Company’s common stock, pursuant to a debt conversion agreement dated September 30, 2021.

On February 10, 2021, the Company entered into amended loan agreements to modify the terms of certain loan agreements in the aggregate principal amount of $432,699, previously entered into with Prof. Sir Marc Feldmann and Dr. Lawrence Steinman, the Co-Executive Chairmen of the Board of Directors. The loan agreements were extended and modified to be paid back at the Company’s discretion, either by 1) repayment in cash, or 2) by converting the outstanding amounts into shares of common stock at the same price per share as the next financing transaction. Subsequently, on February 25, 2021, and effective as of the date of the original February 10, 2021 amendments, the Company determined that such amendments were entered into in error and each of Prof. Sir Feldmann and Dr. Steinman rescinded such February 10, 2021 amendments pursuant to their entry into Confirmations of Rescission acknowledgements. On April 12, 2021, the Company entered into amended loan agreements with each of Prof. Sir Feldmann and Dr. Steinman, which extended the date of all of their outstanding loan agreements to September 30, 2021. On September 30, 2021, we entered into a Debt Conversion Agreement with Dr. Steinman and Prof. Sir Feldmann, pursuant to which: (x) we and Dr. Steinman agreed to convert an aggregate of $31,297 owed by us to Dr. Steinman into an aggregate of 261 shares of our common stock; and (y) we and Prof. Sir Feldmann agreed to convert an aggregate of $819,818 owed by us to Prof. Sir Feldmann into an aggregate of 6,832 shares of our common stock. Pursuant to the Debt Conversion Agreement, each of Dr. Steinman and Prof. Sir Feldmann agreed that the shares of common stock issuable in connection therewith were in full and complete satisfaction of amounts owed to such persons.

During the years ended December 31, 2021, the Company recorded interest expense of $109,767 related to convertible notes payable, In November 2020, 3,164 restricted shares of common stock were issued to insiders (Prof. Sir Feldmann and Dr. Lawrence Steinman) as a result of conversion of $239,320 of convertible debt.

As of December 31, 2021, a total of $81,277 of related party loans were outstanding.

Registration Rights

The holders of the founder shares and private placement units (and their component securities) and their permitted transferees are entitled to registration rights pursuant to a registration rights agreement signed on the effective date of our initial public offering (“IPO”). The holders of these securities and their permitted transferees are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders and their permitted transferees have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. Notwithstanding the foregoing, the underwriters may not exercise their demand and “piggyback” registration rights after five (5) and seven (7) years after the effective date of the registration statement relating to our IPO and may not exercise their demand rights on more than one occasion. Further, the holders and their permitted transferees have certain “piggy-back” registration rights regarding the shares of our common stock issuable upon the conversion of a promissory note with respect to the registration statement(s) that we may file pursuant to the Registration Rights Agreement that we entered into in connection with the June 2020 offering. We satisfied the foregoing registration rights through the filing of a Registration Statement on Form S-1 (No. 333-248539), which registration statement was declared effective on November 2, 2020; provided, however, that such registration statement became stale and an updated registration went effective on August 24, 2021. The Company has an obligation to register shares held by KBL IV Sponsor LLC which shares have not been registered.

Related Party Litigation

Action Against Former Executive of KBL

On September 1, 2021, the Company initiated legal action in the Chancery Court of Delaware against Dr. Marlene Krauss, the Company’s former Chief Executive Officer and director (“Dr. Krauss”) and two of her affiliated companies, KBL IV Sponsor, LLC and KBL Healthcare Management, Inc. (collectively, the “KBL Affiliates”) for, among other things, engaging in unauthorized monetary transfers of the Company’s assets, non-disclosure of financial liabilities within the Company’s Consolidated Financial Statements, issuing shares of stock without proper authorization; and improperly allowing stockholder redemptions to take place. The Company’s complaint alleges causes of action against Dr. Krauss and/or the KBL Affiliates for breach of fiduciary duties, ultra vires acts, unjust enrichment, negligence and declaratory relief, and seeks compensatory damages in excess of $11,286,570, together with interest, attorneys’ fees and costs. There can be no assurance that the Company will be successful in its legal actions. As of December 31, 2022, the Company has a legal accrual of $125,255 recorded to cover the legal expenses of the former executives of KBL.

On October 5, 2021, Dr. Krauss and the KBL Affiliates filed an Answer, Counterclaims and Third-Party Complaint (the “Krauss Counterclaims”) against the Company and twelve individuals who are, or were, directors and/or officers of the Company, i.e., Marc Feldmann, Lawrence Steinman, James N. Woody, Teresa DeLuca, Frank Knuettel II, Pamela Marrone, Lawrence Gold, Donald A. McGovern, Jr., Russell T. Ray, Richard W. Barker, Shoshana Shendelman and Ozan Pamir (collectively, the “Third-Party Defendants”).  On October 27, 2021, the Company and Ozan Pamir filed an Answer to the Krauss Counterclaims, and all of the other Third-Party Defendants filed a Motion to Dismiss as to the Third-Party Complaint.

On January 28, 2022, in lieu of filing an opposition to the Motion to Dismiss, Dr. Krauss and the KBL Affiliates filed a Motion for leave to file amended counterclaims and third-party complaint, and to dismiss six of the current and former directors previously named, i.e., to dismiss Teresa DeLuca, Frank Knuettel II, Pamela Marrone, Russell T. Ray, Richard W. Barker and Shoshana Shendelman.  The Motion was granted by stipulation and, on February 24, 2022, Dr. Krauss filed an amended Answer, Counterclaims and Third-Party Complaint (the “Amended Counterclaims”).  In essence, the Amended Counterclaims allege (a) that the Company and the remaining Third-Party Defendants breached fiduciary duties to Dr. Krauss by making alleged misstatements against Dr. Krauss in SEC filings and failing to register her shares in the Company so that they could be traded, and (b) the Company breached contracts between the Company and Dr. Krauss for registration of such shares, and also failed to pay to Dr. Krauss the amounts alleged to be owing under a promissory note in the principal amount of $371,178, plus an additional $300,000 under Dr. Krauss’s resignation agreement.  The Amended Counterclaims seek unspecified amounts of monetary damages, declaratory relief, equitable and injunctive relief, and attorney’s fees and costs.

On March 16, 2022, Donald A. McGovern, Jr. and Lawrence Gold filed a Motion to Dismiss the Amended Counterclaims against them, and the Company and the remaining Third-Party Defendants filed an Answer to the Amended Counterclaims denying the same.  On April 19, 2022, Dr. Krauss stipulated to dismiss all of her counterclaims and allegations against both Donald A. McGovern, Jr. and Lawrence Gold, thereby mooting their Motion to Dismiss the Amended Counterclaims against them. The Company and the Third-Party Defendants intend to continue to vigorously defend against all of the Amended Counterclaims, however, there can be no assurance that they will be successful in the legal defense of such Amended Counterclaims. In April 2022, Donald A. McGovern, Jr. and Lawrence Gold were dismissed from the lawsuit as parties. Discovery has not yet commenced in the case. The Company and the Third-Party Defendants intend to continue to vigorously defend against all of the Amended Counterclaims, however, there can be no assurance that they will be successful in the legal defense of such Amended Counterclaims.

Action Against the Company by Dr. Krauss

On August 19, 2021, Dr. Krauss initiated legal action in the Chancery Court of Delaware against the Company.  The original Complaint sought expedited relief and made the following two claims: (1) it alleged that the Company is obligated to advance expenses including, attorney’s fees, to Dr. Krauss for the costs of defending against the SEC and certain Subpoenas served by the SEC on Dr. Krauss; and (2) it alleged that the Company is also required to reimburse Dr. Krauss for the costs of bringing this lawsuit against the Company.  On or about September 3, 2021, Dr. Krauss filed an Amended and Supplemental Complaint (the “Amended Complaint”) in this action, which added the further claims that Dr. Krauss is also allegedly entitled to advancement by the Company of her expenses, including attorney’s fees, for the costs of defending against the Third-Party Complaint in the Tyche Capital LLC action referenced below, and the costs of defending against the Company’s own Complaint against Dr. Krauss as described above.  On or about September 23, 2021, the Company filed its Answer to the Amended Complaint in which the Company denied each of Dr. Krauss’ claims and further raised numerous affirmative defenses with respect thereto.

On November 15, 2021, Dr. Krauss filed a Motion for Summary Adjudication as to certain of the issues in the case, which was opposed by the Company.  A hearing on such Motion was held on December 7, 2021, and, on March 7, 2022, the Court issued a decision in the matter denying the Motion for Summary Adjudication in part and granting it in part.  The Court then issued an Order implementing such a decision on March 29, 2022. The parties are now engaging in proceedings set forth in that implementing Order. The Court granted Dr. Krauss’s request for advancement of some of the legal fees which Dr. Krauss requested in her Motion, and the Company was required to pay a portion of those fees while it objects to the remaining portion of disputed fees. These legal fees have been accrued on the Company’s balance sheet.

On October 10, 2022, Dr. Krauss filed an Application to compel the Company to pay the full amount of fees requested by Dr. Krauss for May-July 2022, and to modify the Court’s Order. The Company filed its Opposition thereto.  On January 18, 2023, Dr. Krauss filed a Second Application to compel the Company to pay the full amount of fees requested by Dr. Krauss for August-October 2022, and to modify the Court's Order.  The Company filed its Opposition thereto. Although the Court has indicated that it would consider and rule on both of such Applications concurrently, no hearing has yet been scheduled by the Court. Notwithstanding any requirement by the Court for the Company to advance attorneys’ fees to Dr. Krauss, no adjudication has yet been made as to whether Dr. Krauss will ultimately be entitled to permanently retain such advancements. The Company is seeking payment for a substantial portion of such amounts from its director and officers’ insurance policy, of which no assurance can be provided that the directors and officers insurance policy will cover such amounts. See “Declaratory Relief Action Against the Company by AmTrust International” below.

On April 29, 2022 and May 24, 2022, we made payments of $975,122 and $849,122, respectively ($1,824,244 in aggregate) to our former Chief Executive Officer, Dr. Marlene Krauss, a then greater than 5% stockholder, in settlement of certain claims by Dr. Krauss for the advancement of expenses incurred by Dr. Krauss in certain pending legal matters to which Dr. Krauss, pursuant to our organizational documents and Delaware law, was determined to be owed indemnification for. The Company is seeking payment for a substantial portion of such amounts from its director and officers’ insurance policy, of which no assurance can be provided that the directors and officers insurance policy will cover such amounts.

Action Against Tyche Capital LLC

The Company commenced and filed an action against defendant Tyche Capital LLC (“Tyche”) in the Supreme Court of New York, in the County of New York, on April 15, 2021.  In its Complaint, the Company alleged claims against Tyche arising out of Tyche’s breach of its written contractual obligations to the Company as set forth in a “Guarantee And Commitment Agreement” dated July 25, 2019, and a “Term Sheet For KBL Business Combination With CannBioRex” dated April 10, 2019 (collectively, the “Subject Guarantee”).  The Company alleges in its Complaint that, notwithstanding demand having been made on Tyche to perform its obligations under the Subject Guarantee, Tyche has failed and refused to do so, and is currently in debt to the Company for such failure in the amount of $6,776,686, together with interest accruing thereon at the rate set forth in the Subject Guarantee.

On or about May 17, 2021, Tyche responded to the Company’s Complaint by filing an Answer and Counterclaims against the Company alleging that it was the Company, rather than Tyche, that had breached the Subject Guarantee.  Tyche also filed a Third-Party Complaint against six third-party defendants, including three members of the Company’s management, Prof. Sir Marc Feldmann, Dr. James Woody, and Ozan Pamir (collectively, the “Individual Company Defendants”), claiming that they allegedly breached fiduciary duties to Tyche with regards to the Subject Guarantee.  In that regard, on June 25, 2021, each of the Individual Company Defendants filed a Motion to Dismiss Tyche’s Third-Party Complaint against them.

On November 23, 2021, the Court granted the Company’s request to issue an Order of attachment against all of Tyche’s shares of the Company’s stock that had been held in escrow.  In so doing, the Court found that the Company had demonstrated a likelihood of success on the merits of the case based on the facts alleged in the Company’s Complaint.

On February 18, 2022, Tyche filed an Amended Answer, Counterclaims and Third-Party Complaint.  On March 22, 2022, the Company and each of the Individual Company Defendants filed a Motion to Dismiss all of Tyche’s claims.  A hearing on such Motion to Dismiss was held on August 25, 2022, and the Court granted the Motion to Dismiss entirely as to each of the Individual Company Defendants, and also as to three of the four Counterclaims brought against the Company, only leaving Tyche’s declaratory relief claim. On September 9, 2022, Tyche filed a Notice of Appeal as to the Court’s decision, which has not yet been briefed or adjudicated. On August 26, 2022, Tyche filed a Motion to vacate or modify the Company’s existing attachment Order against Tyche’s shares of the Company’s stock held in escrow. The Company has filed its Opposition thereto, and the Court summarily denied such Motion without hearing on January 3, 2023.  Tyche subsequently filed a Notice of Appeal as to that denial and filed its Opening Brief on January 30, 2023.  The Company filed its opposition brief on March 2, 2023, and no hearing date has been set.

On January 30, 2023, the Company filed a Notice of Motion for Summary Judgment and to Dismiss Affirmative Defenses against Tyche.  Tyche has not yet filed its opposition thereto, and no hearing has yet been set on this matter.  The Company and the Individual Company Defendants intend to continue to vigorously defend against all of Tyche’s claims, however, there can be no assurance that they will be successful in the legal defense of such claims. Written discovery proceedings and depositions have occurred among the parties.

Action Against Ronald Bauer & Samantha Bauer

The Company and two of its wholly-owned subsidiaries, Katexco Pharmaceuticals Corp. and CannBioRex Pharmaceuticals Corp. (collectively, the “Company Plaintiffs”), initiated legal action against Ronald Bauer and Samantha Bauer, as well as two of their companies, Theseus Capital Ltd. and Astatine Capital Ltd. (collectively, the “Bauer Defendants”), in the Supreme Court of British Columbia on February 25, 2022. The Company Plaintiffs are seeking damages against the Bauer Defendants for misappropriated funds and stock shares, unauthorized stock sales, and improper travel expenses, in the combined sum of at least $4,395,000 CAD [$3,178,025 USD] plus the additional sum of $2,721,036 USD. The Bauer Defendants filed an answer to the Company Plaintiffs’ claims on May 6, 2022. There can be no assurance that the Company Plaintiffs will be successful in this legal action.

Declaratory Relief Action Against the Company by AmTrust International

On June 29, 2022, AmTrust International Underwriters DAC (“AmTrust”), which was the premerger directors’ and officers’ insurance policy underwriter for KBL, filed a declaratory relief action against the Company in the U.S. District Court for the Northern District of California (the “Declaratory Relief Action”) seeking declaration of AmTrust’s obligations under the directors’ and officers’ insurance policy. In the Declaratory Relief Action, AmTrust is claiming that as a result of the merger the Company is no longer the insured under the subject insurance policy, notwithstanding the fact that the fees which the Company seeks to recover from AmTrust relate to matters occurring prior to the merger.

On September 20, 2022, the Company filed its Answer and Counterclaims against AmTrust for bad faith breach of AmTrust’s insurance coverage obligations to the Company under the subject directors’ and officers’ insurance policy, and seeking damages of at least $2 million in compensatory damages, together with applicable punitive damages. In addition, the Company brought a Third-Party Complaint against its excess insurance carrier, Freedom Specialty Insurance Company (“Freedom”) seeking declaratory relief that Freedom will also be required to honor its policy coverage as soon as the amount of AmTrust’s insurance coverage obligations to the Company have been exhausted. On October 25, 2022, AmTrust filed its Answer to the Company’s Counterclaims and, on October 27, 2022, Freedom filed its Answer to the Third-Party Complaint.

On November 22, 2022, the Company filed a Motion for Summary Adjudication against both AmTrust and Freedom. The Motion was fully briefed, and a hearing was held on March 9, 2023. The standard to prevail on a Motion for Summary Adjudication in the Court is high to prevail and requires a judge to find that there are no disputed issues of fact so that they can rule on the issues as a matter of law. In this instance the judge found three major issues could be decided as a matter of law in the Company’s favor and that one issue, the Change in Control exclusion, requires further discovery.

On April 21, 2023, the Court issued an Order Granting in Part and Denying in Part the Company’s Motion for Partial Summary Judgment. Specifically, the Court granted summary adjudication in favor of the Company on the following issues: (a) that the Company is, in fact, an insured under both the AmTrust and Freedom insurance policies; (b) that certain SEC subpoena related expenses for defendants Dr. Marlene Krauss, the Company’s former Chief Executive Officer and Director, and George Hornig, the former Chairman of the Board, are within the basic scope of coverage under both the AmTrust and Freedom insurance policies; and (c) that the Insured vs. Insured exclusion relied upon by AmTrust and Freedom is not applicable to bar any such coverage.

The Court also found that there were issues of disputed facts as to the Change in Control exclusion contained within the policies, which therefore precluded the Court from granting the remainder of the Company’s requests for summary adjudication as a matter of law. Accordingly, the Court, at this time, denied the Company’s further requests for summary adjudication and deemed that for the time being, the Change in Control issue is to be determined at the time of trial, in order to find that the policies (i) provide coverage for the fees which the Company has advanced and will advance to Dr. Marlene Krauss and George Hornig; (ii) that AmTrust has breached the policy; (iii) that AmTrust must pay such expenses of the Company; and that, once the AmTrust policy has been exhausted, (iv) Freedom will be obligated to pay such expenses of the Company pursuant to its policy. The Company intends to continue to vigorously pursue this final matter in order to establish the Company’s entitlement to full payment by both AmTrust and Freedom of the subject advancement expenses of the Company.

While the Company continues to believe it has a strong case against both AmTrust and Freedom, and believes the Court ruling in its favor in regards to the matters discussed above is a significant positive outcome for the Company, there can be no assurance that the Company will prevail in this action.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and officers. The indemnification agreements and our Certificate of Incorporation and Bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

Related Party Transaction Policy

Our Audit Committee must review and approve any related party transaction we propose to enter into. Our Audit Committee charter details the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of our company and our stockholders. A summary of such policies and procedures is set forth below.

Any potential related party transaction that is brought to the Audit Committee’s attention will be analyzed by the Audit Committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a related party transaction. At its meetings, the Audit Committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose of the transaction and the benefits to us and to the relevant related party.

In determining whether to approve a related party transaction, the Audit Committee must consider, among other factors, the following factors to the extent relevant:

●	whether the terms of the transaction are fair to us and on the same basis as would apply if the transaction did not involve a related party;

●	whether there are business reasons for us to enter into the transaction;

●	whether the transaction would impair the independence of an outside director; and

●	whether the transaction would present an improper conflict of interest for any director or executive officer.

Any member of the Audit Committee who has an interest in the transaction under discussion must abstain from any voting regarding the transaction, but may, if so, requested by the Chairman of the Audit Committee, participate in some or all of the Audit Committee’s discussions of the transaction. Upon completion of its review of the transaction, the Audit Committee may determine to permit or to prohibit the transaction.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and officers, and persons who beneficially own more than 10% of a registered class of the Registrant’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of our securities with the SEC on Forms 3, 4 and 5. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the Section 16(a) filings that have been furnished to us and filed publicly, we believe that during the year ended December 31, 2022, that no director, executive officer, or beneficial owner of more than 10% of our common stock failed to file a report on a timely basis, except that: Larry Gold, our director, inadvertently failed to timely disclose one transaction on Form 4, and as a result, one Form 4 was untimely filed.

Pursuant to SEC rules, we are not required to disclose in this filing any failure to timely file a Section 16(a) report that has been disclosed by us in a prior annual report or proxy statement.

PROPOSAL 1
ELECTION OF DIRECTORS

General

At the annual meeting, four Class I directors are to be elected for a two-year term, to hold office until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has selected, the following nominees for election: Lawrence Steinman, James N. Woody, Russell T. Ray and Francis Knuettel II, all of whom are currently directors of our company. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a director.

The Company’s Nominating Committee has reviewed the qualifications of the director nominees and has recommended each of the nominees for election to the Board.

General Director Qualifications

The Board of Directors believes that each of our director nominees is highly qualified to serve as a member of the Board of Directors. Each of the director nominees has contributed to the mix of skills, core competencies and qualifications of the Board of Directors. When evaluating candidates for election to the Board of Directors, the Board of Directors seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our director nominees are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

What Vote Is Required To Elect the Director Nominees

A plurality of the votes cast in person or by proxy by the holders of our common stock, Class C Special Voting Shares, and Class K Special Voting Shares, together voting in one class, entitled to vote at the annual meeting are required to elect each director. A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall not include votes to “withhold authority” (shown as “AGAINST” on the enclosed form of proxy) and exclude abstentions with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the annual meeting) will not be counted in determining the number of votes cast with respect to that director’s election.

Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.

Pursuant to the power provided to the Board of Directors in our Amended and Restated Bylaws (“Bylaws”), the Board has set the number of directors that shall constitute the Board at nine. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS
VOTING “FOR” EACH OF THE FOUR NOMINEES.

PROPOSAL 2
ADOPTION OF THE FIRST AMENDMENT TO THE 180 LIFE SCIENCES CORP. 2022
OMNIBUS INCENTIVE PLAN

General

The share reserve under the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan (the “2022 OIP”) has been significantly depleted and significantly reduced by the affects of the 1-for-20 Reverse Stock Split effective on December 19, 2022, discussed above under “Reverse Stock Split”. If our stockholders do not approve an increase in the share reserve under the 2022 OIP, we may not have sufficient shares to cover our annual equity award grants scheduled to be made in 2023, and we will lose access to an important compensation tool that is key to our ability to attract, motivate, reward, and retain our key employees and directors.

Consequently, on May 5, 2023, upon the recommendation of our Compensation Committee, our Board adopted the First Amendment (the “Amendment”) to the 2022 OIP, subject to stockholder approval. The 2022 OIP, as amended by the Amendment, is hereinafter referred to as the “Amended Plan.”

The Amendment makes the following key changes to the 2022 OIP:

●	Increase to the maximum number of shares that may be issued pursuant to the 2022 OIP, and the maximum number of shares which may be issued upon the exercise of incentive stock options, by 350,000 shares, to 470,000 shares; and

●	Update all of the share amounts set forth in the 2022 OIP to take into account the Reverse Stock Split.

If stockholders do not approve this Proposal 2, the Amendment will not become effective, the proposed additional shares will not become available for issuance under the 2022 OIP, and the 2022 OIP will continue as in effect prior to the Amendment, subject to previously authorized share limits.

A copy of the Amendment is attached as Appendix A to this Proxy Statement, and a conformed copy of the 2022 OIP, as amended by the Amendment, is attached as Appendix B to this Proxy Statement. Other than the limited amendments described herein, we are not making other changes to the 2022 OIP.

Background and Purpose of the Amended Plan

The Compensation Committee and the Board are asking the Company’s stockholders to approve the Amendment because the Compensation Committee and the Board believe that it is in the best interest of the Company and its stockholders to provide, through the Amended Plan, a comprehensive equity and long-term compensation program designed to enable the Company to attract, retain, and reward employees, non-employee directors, and other persons providing services to the Company. The Compensation Committee and the Board also believe that long-term equity compensation is essential to link executive compensation with long-term stockholder value creation. Equity compensation represents a significant portion of the compensation package for management. Since our equity awards generally vest over several years, the value ultimately realized from these awards depends on the long-term value of our common stock. We strongly believe that granting equity awards motivates management to think and act like owners, rewarding them when value is created for stockholders.

The Amended Plan provides for a broad range of awards to enable the Company to respond to market trends and to structure incentives to align to its business goals. In particular, the Amended Plan authorizes awards under the 2022 OIP in the form of performance awards, restricted stock, restricted stock units, stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights, other stock-based awards and dividend equivalents, as discussed in greater detail below.

Current Overview of Outstanding Equity Information

There are only 16,747 shares available for future awards under the Company’s 2020 OIP and only 113,526 shares available for future awards under the Company’s 2022 OIP.

The Amended Plan authorizes an additional 350,000 shares for issuance of equity awards under the Amended Plan (representing approximately 6.6% of the outstanding shares of the Company common stock as of May 11, 2023). In setting and recommending to stockholders the number of additional shares to authorize under the Amended Plan pursuant to the Amendment, the Compensation Committee and the Board considered the historical number of equity awards granted under the 2020 OIP and 2022 OIP, as well as the Company’s average burn rate for the preceding two fiscal years.

When considering the number of additional shares to add to the 2022 OIP, the Compensation Committee and the Board reviewed, among other things, the potential dilution to the Company’s current stockholders as measured by burn rate, projected future share usage, and projected future forfeitures. The projected future usage of shares for long-term incentive awards under the 2022 OIP was reviewed under scenarios based on a variety of assumptions. Depending on assumptions, the 350,000 shares to be added to the 2022 OIP pursuant to the Amendment, in combination with the remaining authorized shares and shares added back to the 2022 OIP from forfeitures of awards granted under the 2022 OIP, are projected to satisfy the Company’s equity compensation needs for the next eighteen months. In light of the factors considered by the Board and Compensation Committee, the Board and Compensation Committee believe that this number of shares represents reasonable potential equity dilution and provides a significant incentive for officers, employees, and non-employee directors to increase the value of the Company for all stockholders. The Compensation Committee is committed to effectively managing the number of shares reserved for issuance under the Amended Plan while minimizing stockholder dilution.

In light of the factors described above, and the fact that our ability to continue to grant equity and equity-based compensation is vital to our ability to continue to attract and retain key personnel in the labor markets in which we compete, the Board has determined that the size of the share reserve under the Amended Plan is reasonable and appropriate at this time.

Summary of the Material Terms of the Amended Plan

The following is a summary of the principal features of the Amended Plan. This summary does not purport to be a complete description of all of the provisions of the Amended Plan. It is qualified in its entirety by reference to the full text of the Amended Plan, following the approval of the Amendment (included as Appendix A to this proxy statement), which is included as Appendix B to this proxy statement.

Purpose. The purpose of the Amended Plan is to promote the interests of the Company and its subsidiaries and its stockholders by (i) attracting and retaining directors, executive officers, employees and consultants of outstanding ability; (ii) motivating such individuals by means of performance-related incentives to achieve the longer-range performance goals of the Company and its subsidiaries; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

Administration. The Board of Directors, and unless otherwise determined by our Board, our Compensation Committee of the Board, have the power and authority to administer the Amended Plan (the “Administrator”). The Administrator has the authority to (i) determine the type or types of awards to be granted to each participant; (ii) select the participants to whom awards may from time to time be granted; (iii) determine all matters and questions related to the termination of service of a participant with respect to any award granted to him or her; (iv) determine the number of awards to be granted and the number of shares to which an award will relate; (v) approve forms of agreement for use under the Amended Plan; (vi) determine the terms and conditions of any awards; (vii) prescribe, amend and rescind rules and regulations relating to the Amended Plan; (viii) determine whether, to what extent, and pursuant to what circumstances an award may be settled in, or the exercise or purchase price of an award may be paid in, cash, stock, other awards, or other property, or an award may be canceled, forfeited or surrendered; (ix) suspend or accelerate the vesting of any award granted under the Amended Plan or waive the forfeiture restrictions or any other restriction or limitation regarding any awards or the shares of stock relating thereto; (x) construe and interpret the terms of the Amended Plan and awards granted pursuant to the Amended Plan; and (xi) make all other decisions and determinations that may be required pursuant to the Amended Plan or as it deems necessary or advisable to administer the Amended Plan.

Eligibility. Employees, non-employee directors, and consultants of the Company and its subsidiaries are eligible to participate in the Amended Plan. Incentive stock options may be granted under the Amended Plan only to employees of our company and its subsidiaries. Employees, directors and consultants of our company and its affiliates are eligible to receive all other types of awards under the Amended Plan.

Awards. Awards under the Amended Plan may be made in the form of performance awards, restricted stock, restricted stock units, stock options, which may be either incentive stock options or non-qualified stock options, stock appreciation rights, other stock-based awards and dividend equivalents. Awards are generally non-transferable.

Shares Subject to the Amended Plan. Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the aggregate number of shares of common stock which may be issued pursuant to awards under the Amended Plan is 470,000. The 470,000 share limit also applies to the total number of incentive stock options which may be awarded pursuant to the terms of the Amended Plan.

If an award granted under the Amended Plan entitles a holder to receive or purchase shares of our common stock, then on the date of grant of the award, the number of shares covered by the award (or to which the award relates) will be counted against the total number of shares available for granting awards under the Amended Plan. As a result, the shares available for granting future awards under the Amended Plan will be reduced as of the date of grant. However, certain shares that have been counted against the total number of shares authorized under the Amended Plan in connection with awards previously granted under such Amended Plan will again be available for awards under the Amended Plan as follows: shares of our common stock covered by an award or to which an award relates which were not issued because the award terminated or was forfeited or cancelled without the delivery of shares will again be available for awards.

Shares issued under the Amended Plan may be authorized but unissued shares or reacquired shares. Any shares covered by an award, or portion of an award, granted under the Amended Plan that is forfeited, canceled, cash-settled, expired or otherwise terminated without the issuance of shares, shall again be available for the grant of an award under the Amended Plan.

Award Limitations on Non-Director Awards. The maximum number of shares subject to awards granted during a single compensation year (that is from one annual meeting of stockholders to the next annual meeting) to any non-employee director, taken together with any cash fees paid during the compensation year to the non-employee director, in respect of the director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), will not exceed $500,000 in total value (calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes); provided that in the event such non-employee director is first appointed or elected to the Board during such compensation year, and/or in the case that the non-employee director is serving as non-employee chairperson of the Board, such amount shall not exceed $750,000 in total value.

Change in Capitalization or Other Corporate Event. If and to the extent necessary or appropriate to reflect any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting our common stock, the Administrator shall adjust the number of shares of our common stock available for issuance under the Amended Plan, and the number, class and exercise price or base price of any outstanding award, and/or make such substitution, revision or other provisions or take such other actions with respect to any outstanding award or the holder or holders thereof, in each case as it determines to be equitable.

Terms and Conditions of Options. An “incentive stock option” is an option that meets the requirements of Section 422 of the U.S. Internal Revenue Code (the “Code”), and a “non-qualified stock option” is an option that does not meet those requirements. An option granted will be exercisable only to the extent that it is vested on the date of exercise. No option may be exercisable more than ten years from the grant date. In general, the exercise price per share under each option granted under the Amended Plan may not be less than 100% of the fair market value of our common stock on the option grant date, provided that stockholders who own greater than 10% of the Company’s voting stock cannot be granted incentive stock options that have an exercise price less than 110% of the fair market value of the Company’s common stock on the date of grant. For so long as our common stock is listed on an established stock exchange, the fair market value of the common stock will be the closing price of our common stock on the exchange on which it is listed on the option grant date. If there is no closing price reported on the option grant date, the fair market value will be deemed equal to the closing price for the common stock on the last market trading day prior to the day of determination.

Terms and Conditions of Stock Appreciation Rights. A “stock appreciation right” (or a “SAR”) is the right to receive payment from the Company in cash and/or shares of common stock equal to the product of (i) the excess, if any, of the fair market value of one (1) share of our common stock on the exercise date over a specified price fixed by the Administrator on the grant date (which price may not be less than the fair market value of a share of our common stock on the grant date), multiplied by (ii) a stated number of shares of common stock. A SAR will be exercisable only to the extent that it is vested on the date of exercise. No SAR may be exercisable more than ten years from the grant date. SARs may be granted to participants in tandem with options or on their own. Tandem SARs will generally have substantially similar terms and conditions as the options with which they are granted.

Terms and Conditions of Restricted Stock and Restricted Stock Units. “Restricted stock” is an award of common stock on which certain restrictions are imposed over specified periods that subject the shares to a substantial risk of forfeiture. A “restricted stock unit” is a unit, equivalent in value to a share of common stock, credited by means of a bookkeeping entry in our books to a participant’s account, which is settled in stock or cash upon vesting. Subject to the provisions of the Amended Plan, the Administrator will determine the terms and conditions of each award of restricted stock or restricted stock units, including the restriction period for the award, and the restrictions applicable to the award. Restricted stock and restricted stock units will vest based on a minimum period of service or the occurrence of events specified by the Administrator.

Terms and Conditions of Performance Awards. A “performance award” is a contractual right to receive shares of our common stock or a U.S.-denominated amount of cash which is earned (in whole or in part) based on the achievement of specified performance goals. Vested performance awards may be settled in cash, stock or a combination of cash and stock, at the discretion of the Administrator. Performance awards will vest based on the achievement of predetermined performance goals established by the Administrator. Performance goals may be established on a company-wide basis, with respect to one or more business units, divisions, subsidiaries or products or based on individual performance measures, and may be expressed in absolute terms or relative to other metrics including internal targets or budgets, past performance of the Company, the performance of one or more similarly situated companies, performance of an index, outstanding equity or other external measures. In the case of earning-based measures, performance goals may include comparisons relating to capital (including but limited to, the cost of capital), stockholders’ equity, shares outstanding, assets or net assets, or any combination thereof. Performance goals may also be subject to such other terms and conditions as the committee may determine appropriate. The committee may also adjust the performance goals for any performance cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company; changes in applicable tax laws or accounting principles; other extraordinary events such as restructurings; discontinued operations; asset write-downs; significant litigation or claims, judgments or settlements; acquisitions or divestitures; reorganizations or changes in the corporate structure or capital structure of the Company; foreign exchange gains and losses; change in the fiscal year of the Company; business interruption events; unbudgeted capital expenditures; unrealized investment gains and losses; impairments and/or such other factors as the committee may determine.

Other Stock-Based Awards. The Compensation Committee or Board of Directors may make other equity-based or equity-related awards not otherwise described by the terms of the plan.

Dividend Equivalents. A dividend equivalent is the right to receive payments in cash or in stock, based on dividends with respect to shares of stock. Dividend equivalents may be granted to participants in tandem with another award or on their own, but not in respect of stock options or SARs. In general, dividend equivalents will be paid to participants with respect to an award when the award becomes vested.

Termination of Employment. All of the terms relating to the exercise, cancellation or other disposition of any award upon a termination of employment or service with the Company of the participant, whether due to disability, death or under any circumstances may be determined by the Administrator and described in each participant’s award agreement. Unless otherwise set forth in the applicable agreement, the following provisions will apply:

Termination for Cause; Post-Service Competitive Activity. If a participant’s employment or service terminates for cause or a participant breaches any restrictive covenants (such as a non-competition or non-solicitation agreement) following the participant’s termination of employment or service, all options and SARs, whether vested or unvested, and all other awards that are unvested or unexercisable or otherwise unpaid (or were unvested or unexercisable or unpaid at the time of occurrence of cause or such breach) will be immediately forfeited and canceled. If the participant breaches the restrictive covenants following the termination, any portion of the participant’s awards that became vested after termination, and any shares or cash issued upon exercise or settlement of such awards, will be immediately forfeited, canceled, and disgorged or paid to the Company together with all gains earned or accrued due to the sale of shares issued upon exercise or settlement of such awards.

Termination due to Death. If a participant’s employment or service terminates by reason of death, all options and SARs (whether or not then otherwise exercisable) will become exercisable in full and may be exercised at any time prior to the earlier of (i) the one-year anniversary of the participant’s death or (ii) the expiration of the term of the options or SARs; provided that any in-the-money options and SARs that are still outstanding on the last day of their term will automatically be exercised on such date, and all other awards will immediately vest in full, and restricted stock units and performance awards that have not been settled or converted into shares prior to the participant’s death will immediately be settled in shares. Performance awards will vest and be paid based on target levels of performance.

Termination due to Disability. If a participant’s employment or service terminates by reason of disability, the participant will be treated as though the participant continued in the employ or service of the Company and all unvested awards will remain outstanding and vest, or in the case of options and SARs, vest and become exercisable, in accordance with the terms set forth in the applicable award agreement. Any options or SARs that are or become exercisable may be exercised at any time prior to the earlier of (i) the fifth anniversary of the participant’s termination for disability or (ii) the expiration of their term.

Involuntary Termination Without Cause. If a participant’s employment or service is involuntarily terminated without cause, all options and SARs that are unvested will be immediately forfeited and canceled, and all options and SARs that are vested will remain outstanding and exercisable until the earlier of (i) 30 days after the termination date or (ii) the expiration of their term, all restricted stock or restricted stock units that are unvested will be immediately forfeited and canceled, and provided that the participant signs a general release and waiver of claims in the form provided by the Company and does not exercise any rights to revoke such release, the participant will retain a pro-rated portion of any unvested performance awards granted earlier than one year prior to the termination date, and be earned based on the attainment of the applicable performance goals (and any performance awards that are not so earned will be forfeited and canceled).

Termination for Any Other Reason. If a participant’s employment or service terminates for any reason other than as set forth above, all options and SARs that are unvested will be immediately forfeited and canceled, and all options and SARs that are vested will remain outstanding and exercisable until the earlier of (i) 30 days after the termination date or (ii) the expiration of their term, and all other awards that are unvested or have not otherwise been earned shall be immediately forfeited and canceled.

Change in Control. Unless otherwise provided in an award agreement, and other than with respect to certain performance awards (described in the next paragraph), no cancellation, acceleration or other payment will occur in connection with a change in control of the Company if the Administrator reasonably determines in good faith, prior to the occurrence of the change in control, that the award will be honored or assumed, or new rights substituted therefor following the change in control, provided that any such alternative award must (i) give the participant rights and entitlements substantially equivalent to or better than the rights and terms applicable under the award immediately prior to the change in control, (ii) have terms such that if a participant’s employment is involuntarily or constructively terminated within the twenty-four months following the change in control at a time when any portion of the alternative award is unvested, the unvested portion of the alternative award will immediately vest in full and the participant will receive either (1) a cash payment equal in value to the excess (if any) of the fair market value of the stock subject to the alternative award at the date of exercise or settlement over the price that the participant would be required to pay to exercise the alternative award, or (2) or an equal value of publicly-traded shares or equity interests.

Unless otherwise provided in an award agreement, upon a change in control, then-outstanding performance awards will be modified to replace any performance goals with vesting solely based on the requirement of continued service through, as nearly as is practicable, the date(s) on which the satisfaction of the performance goals would have been measured if the change in control had not occurred or, if applicable, the later period of required service following such measurement date, with accelerated vesting if the participant’s employment is involuntarily or constructively terminated within the twenty-four months following the change in control. The number of such alternative awards will be equal to (i) if less than 50% of the performance cycle has elapsed, the target number of performance awards, and (ii) if 50% or more of the performance cycle has elapsed, a number of awards based on actual performance through the date of the change in control if determinable, or the target, if not determinable.

Except as otherwise provided above or in an award agreement, upon a change in control: each vested and unvested option or SAR will be canceled in exchange for a payment equal to the excess, if any, of the change in control price over the applicable exercise or base price, the vesting restrictions applicable to all other unvested awards (other than freestanding dividend equivalents and performance awards) will lapse, and such awards will be canceled in exchange for a payment equal to the change in control price, the alternative performance awards will be canceled in exchange for a payment equal to the change in control price, all other awards (other than freestanding dividend equivalents) that were vested prior to the change in control but that have not been settled or converted into shares prior to the change in control will be canceled in exchange for a payment equal to the change in control price, and all freestanding dividend equivalents will be cancelled without payment therefor.

To the extent any portion of the change in control price is payable other than in cash and/or other than at the time of the change in control, the award holders will receive the same value in respect of their awards (less any applicable exercise or base price) as is received by the Company’s stockholders in respect of their shares. To the extent any portion of the change in control price is payable other than at the time of the change in control, the committee will determine the time and form of payment to the award holders consistent with Section 409A of the Code and other applicable laws. Upon a change in control the committee may cancel options and SARs for no consideration if the fair market value of the shares subject to such options or such SARs is less than or equal to their exercise or base price.

Forfeiture, Cancellation or “Clawback” of Awards. Awards (and gains earned or accrued in connection with awards) will be subject to such generally applicable policies as to forfeiture and recoupment as may be adopted by the Compensation Committee or the Board. Participants will also forfeit and disgorge to the Company any awards granted or vested and any gains earned or accrued due to the exercise of options or SARs or the sale of any shares of stock to the extent required by applicable law or as required by any stock exchange or quotation system on which the stock is listed or quoted. Awards are also subject to any generally applicable clawback policy adopted by the Administrator, the Board or the Company that is communicated to the participants or any such policy adopted to comply with applicable law.

Amendment or Termination of the Amended Plan. The Amended Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator; provided, that without the approval of the stockholders of the Company, no amendment or modification to the Amended Plan may (i) except as otherwise expressly provided in the Amended Plan, increase the number of shares subject to the Amended Plan; (ii) modify the class of persons eligible for participation in the Amended Plan or (iii) materially modify the Amended Plan in any other way that would require stockholder approval under applicable law. Except as otherwise expressly provided in the Amended Plan, neither the amendment, suspension nor termination of the Amended Plan shall, without the written consent of the holder of the award, materially adversely alter or impair any rights or obligations under any award theretofore granted. No award may be granted during any period of suspension nor after termination of the Amended Plan, and in no event may any award be granted under the Amended Plan after the expiration of ten years from the original effective date of the Amended Plan.

Amendment of an Award. The Administrator may at any time, and from time to time, amend the terms of any one or more existing award agreements, provided, however, that the rights of a participant under an award agreement may not be materially adversely impaired without the participant’s written consent.

Federal Income Tax Consequences

The Code provides that a participant receiving a nonqualified stock option ordinarily does not realize taxable income upon the grant of the stock option. A participant does, however, realize compensation income taxed at ordinary income tax rates upon the exercise of a nonqualified stock option to the extent that the fair market value of the common stock on the date of exercise exceeds the stock option price. Subject to the deduction limitation under Section 162(m) of the Code (which disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1.0 million in any taxable year to certain “covered employees”, which term includes the named executive officers of the Company), the Company is entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant. When the participant sells the shares acquired pursuant to a nonqualified stock option, any gain or loss will be capital gain or loss (this assumes that the shares represent a capital asset in the participant’s hands), and there will be no tax consequences for the Company.

The grant of an incentive stock option does not result in taxable income to a participant. The exercise of an incentive stock option also does not result in taxable income, provided that the circumstances satisfy the employment requirements in the Code. However, the exercise of an incentive stock option may give rise to alternative minimum tax liability for the participant. In addition, if the participant does not dispose of the common stock acquired upon exercise of an incentive stock option during the statutory holding period, then any gain or loss upon subsequent sale of the common stock will be a long-term capital gain or loss. This assumes that the shares represent a capital asset in the participant’s hands. The statutory holding period lasts until the later of two years from the date the stock option is granted and one year from the date the common stock is transferred to the participant pursuant to the exercise of the stock option. If the employment and statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the incentive stock option or the subsequent sale of the common stock received upon exercise. If these requirements are not satisfied (a “disqualifying disposition”), the amount of ordinary income taxable to the participant is the lesser of the fair market value of the common stock on the date of exercise minus the stock option price and the amount realized on disposition minus the stock option price. Any excess is long-term or short-term capital gain or loss, assuming the shares represent a capital asset in the participant’s hands. Subject to the deduction limitation under Section 162(m) of the Code, in the case of a disqualifying disposition, the Company is entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the participant.

The exercise of a stock option through the exchange of previously-acquired stock will generally be treated as a non-taxable like-kind exchange as to the number of shares given up and the identical number of shares received under the stock option. That number of shares will take the same tax basis and, for capital gain purposes, the same holding period as the shares that are given up. The value of the shares received upon such an exchange which are in excess of the number given up will be taxed to the participant at the time of the exercise as ordinary income, taxed as compensation. The excess shares will have a new holding period for capital gains purposes and a tax basis equal to the value of such shares determined at the time of exercise. If the tendered shares were acquired through the prior exercise of an incentive stock option and do not satisfy the statutory two-year and one-year holding periods (“disqualified shares”), then the tender will result in compensation income to the optionee taxed as ordinary income equal to the excess of the fair market value of the disqualified shares, determined when the prior incentive stock option was exercised, over the exercise price of the disqualified shares. The optionee will increase his tax basis in the number of shares received on exercise equal to the number of shares of disqualified shares tendered by the amount of compensation income recognized by the optionee with respect to the disqualified shares. Generally, the federal income tax consequences to the optionee are similar to those described above relating to the exercise of a stock option through the exchange of non-disqualified shares.

If an optionee exercises a stock option through the cashless exercise method by authorizing a broker to sell a specified number of the shares to be acquired through the stock option exercise having a market value equal to the sum of the stock option exercise plus any transaction costs (the “cashless shares”), the optionee should be treated as constructively receiving the full amount of stock option shares, followed immediately by a sale of the cashless shares by the optionee. In the case of an incentive stock option, the cashless exercise method would result in the cashless shares becoming disqualified shares and taxed in a manner described above for disqualified shares.

In the case of a nonqualified stock option, the cashless exercise method would result in compensation income to the optionee with respect to both the cashless shares and remaining stock option shares as discussed above relating to nonqualified stock options. Since the optionee’s tax basis in the cashless shares that are deemed received and simultaneously sold on exercise of the stock option is equal to the sum of the exercise price and the compensation to the optionee, no additional gain should be recognized by the optionee upon the deemed sale of the cashless shares.

Under Section 83(b) of the Code, an employee may elect to include in ordinary income, as compensation at the time restricted stock is first issued, the excess of the fair market value of the stock at the time of issuance over the amount paid, if any, by the employee. In this event, any subsequent change in the value of the shares will be recognized for tax purposes as capital gain or loss upon disposition of the shares, assuming that the shares represent a capital asset in the hands of the employee. An employee makes a Section 83(b) election by filing the election with the IRS no later than 30 days after the restricted stock is transferred to the employee. If a Section 83(b) election is properly made, the employee will not be entitled to any loss deduction if the shares with respect to which a Section 83(b) election was made are later forfeited. Unless a Section 83(b) election is made, no taxable income will generally be recognized by the recipient of a restricted stock award until the shares are no longer subject to the transfer restrictions or the risk of forfeiture. When either the transfer restrictions or the risk of forfeiture lapses, the employee will recognize ordinary income, taxable as compensation, in an amount equal to the excess of the fair market value of the common stock on the date of lapse over the amount paid, if any, by the employee for the stock. Absent a Section 83(b) election, any cash dividends or other distributions paid with respect to the restricted stock prior to the lapse of the transfer restrictions or risk of forfeiture will be included in the employee’s ordinary income as compensation at the time of receipt and subsequent appreciation or depreciation will be recognized as capital gain or loss, assuming that the shares represent a capital asset in the hands of the employee.

Generally, an employee will not recognize any taxable income upon the grant of stock appreciation rights, performance shares, or other stock or cash-based award. At the time the employee receives the payment for the stock appreciation right, performance shares, or other stock or cash-based award, the fair market value of shares of common stock or the amount of any cash received in payment for such awards generally is taxable to the employee as ordinary income, taxable as compensation.

Subject to the deduction limitation under Section 162(m) of the Code, the Company or one of its subsidiaries will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee recognizes ordinary income from awards under the Amended Plan.

The exercisability of a stock option or a stock appreciation right, the payment of a performance share or the elimination of restrictions on restricted stock, may be accelerated, and special cash settlement rights may be triggered and exercised, as a result of a change in control. If any of the foregoing occurs, all or a portion of the value of the relevant award at that time may be considered a parachute payment under the Code. This is relevant for determining whether a 20% excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an excess parachute payment pursuant to the Code. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

Unanimous Recommendation of the Board of Directors; Vote Required

This proposal to approve the Amendment requires approval by the affirmative vote of a majority of the votes entitled to be cast at the annual meeting by holders of voting capital stock who are present in person or by proxy.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF THE FIRST AMENDMENT TO THE 180 LIFE SCIENCES CORP. 2022 OMNIBUS INCENTIVE PLAN.

Proposal 3
Approval of an Advisory Resolution on Named Executive Officer
Compensation

General

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our stockholders have the opportunity to cast an advisory vote to approve the compensation of our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules, which disclosure includes the executive compensation tables, and the narrative disclosures that accompany the executive compensation tables.

Motivating and retaining a talented and experienced leadership team is a key component of the Company’s long-term success. We are committed to an effective executive compensation program that incorporates sound policies and best practices. The compensation realized by our named executive officers in 2022 reflected our executive compensation program’s alignment with Company performance and shareholder interests. We encourage shareholders to read the section entitled “Executive and Director Compensation,” above.

In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, stockholders will be asked at the annual meeting to approve the following advisory resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and any related material disclosed in this proxy statement, is hereby APPROVED.”

As an advisory vote, this proposal, commonly referred to as a “say on pay” resolution, is not binding on the Company, the Board, or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by stockholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding named executive officers.

Although the Compensation Committee will consider the outcome of the shareholder advisory vote on say on pay frequency in Proposal 4, we expect the next advisory say on pay vote will occur at the 2024 annual meeting of shareholders.

Vote Required

Approval of Proposal 3 requires the affirmative vote of a majority of the shares present or represented by proxy and voting at the annual meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

Proposal 4
Recommendation on the Frequency of Future Advisory Votes on Named
Executive Officer Compensation

General

As described in Proposal 3 above, our stockholders have the opportunity to cast an advisory vote to approve the compensation of our named executive officers. In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, this Proposal 4 affords stockholders the opportunity to cast an advisory vote on how often we should include a say on pay proposal in our proxy materials for future annual shareholder meetings or any special shareholder meeting for which we must include executive compensation information in the proxy statement for that meeting. Under this Proposal 4, stockholders may vote to have the say on pay vote every year, every two years, or every three years.

Our shareholders voted on a similar proposal in 2017 with the majority voting to hold the Say on Pay vote every year. Our Board and Compensation Committee continue to believe that Say on Pay advisory votes should be conducted each year so that our shareholders may express their views on our executive compensation program and the Compensation Committee can consider such views in its compensation planning for the fiscal year following the Say on Pay advisory vote.

After careful consideration, the Board has determined that holding the advisory vote on executive compensation every year is the most appropriate policy for the Company at this time, and recommends that stockholders vote for future advisory votes on executive compensation to occur every year. While the Company’s executive compensation programs are designed to promote a long-term connection between pay and performance, the Board recognizes that executive compensation disclosures are made annually. Holding an annual advisory vote on executive compensation provides the Company with more direct and immediate feedback on our compensation programs. However, stockholders should note that because the advisory vote on named executive officer compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our executive compensation programs in consideration of any single year’s advisory vote on named executive officer compensation by the time of the following year’s annual meeting of stockholders. An annual advisory vote on named executive officer compensation also is consistent with the Company’s practice of annually providing stockholders the opportunity to ratify the Audit Committee’s selection of independent auditors.

We understand that our stockholders may have different views as to what is an appropriate frequency for “say-on-pay” votes, and we will carefully review the voting results on this proposal. Stockholders will be able to specify one of four choices for this proposal on the proxy card: every “1 year”, “2 years”, “3 years” or “abstain”. This recommendation on the frequency of future advisory votes on named executive officer compensation is non-binding on the Board. Notwithstanding the stockholders’ recommendation, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to our compensation programs.

As an advisory vote, this proposal is not binding on the Company, the Board, or the Compensation Committee. However, the Compensation Committee and the Board value the opinions expressed by shareholders and will consider the outcome of the vote when making a decision regarding the frequency of conducting a say on pay vote.

It is expected that the next say on pay frequency vote will occur at the 2029 annual meeting of stockholders.

Vote Required

The voting frequency (that is, every “1 year”, “2 years”, or “3 years”) receiving the greatest number of “for” votes cast by stockholders who are present, either in person or by proxy, at the annual meeting and entitled to vote on the proposal will be the frequency recommended, on an advisory basis, by the stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR “1 YEAR” FOR THIS PROPOSAL.

PROPOSAL 5
RATIFICATION OF APPOINTMENT OF AUDITORS

General

Marcum LLP (“Marcum”) has served as the independent registered public accounting firm for the Company since the closing of the Business Combination on November 6, 2020. The Board of Directors has selected Marcum as the Company’s independent auditors for the fiscal year ended December 31, 2023, and recommends that the stockholders vote to ratify such appointment.

The Company does not anticipate a representative from Marcum to be present at the annual stockholders meeting. In the event that a representative of Marcum is present at the annual meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

Audit Fees

The following is a summary of fees paid or to be paid for audit, tax and related fees for services rendered during the periods indicated:

	For the Fiscal Year Ended December 31,
	2022	2021
Marcum
Audit Fees	$682,951	$538,408
Audit-Related Fees	—	—
Tax Fees	76,713	10,400
All Other Fees	—
Total	$759,664	$548,808

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our annual consolidated financial statements and services that are normally provided by Marcum, in connection with regulatory filings, including for professional services rendered for the audit of our annual consolidated financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the applicable years. The above amounts include interim procedures and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Includes fees paid for tax return services.

All Other Fees. Includes fees not included under “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

Pre-Approval Policies

It is the policy of our Board of Directors that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our Audit Committee. Our Audit Committee pre-approved all services, audit and non-audit related, provided to us by Marcum for 2022 and 2021.

In order to assure continuing auditor independence, the Audit Committee periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of Marcum to serve as our independent auditor is in the best interests of the Company and its stockholders, and we are asking our stockholders to ratify the appointment of Marcum as our independent auditor for the year ended December 31, 2023. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Audit Committee and our Board of Directors are requesting, as a matter of policy, that the stockholders ratify the appointment of Marcum as our independent registered public accounting firm.

Vote Required

Ratification of this appointment shall be effective upon the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, this proposal, provided that a quorum exists at the annual meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote “Against” ratification of this appointment. Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “For” the ratification of the appointment of Marcum.

The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the committee determines that such a change would be in our and the stockholders’ best interests.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

Proposal 6
Amend the Company’s SECOND Amended and Restated Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation

General

The Company is incorporated in the State of Delaware and therefore subject to the Delaware General Corporation Law (“DGCL”). The DGCL permits Delaware corporations to limit or eliminate the directors’ personal liability for monetary damages resulting from a breach of the fiduciary duty of care, subject to certain limitations such as prohibiting exculpation for intentional misconduct or knowing violations of the law. These provisions are referred to as “exculpatory provisions” or “exculpatory protections.” Similar exculpatory provisions for directors are currently included in the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”).

Recently, the Delaware legislature amended the DGCL to permit Delaware corporations to provide similar exculpatory protections for officers. This decision was due in part to the recognition that both officers and directors owe fiduciary duties to corporations, and yet only directors were protected by the exculpatory provisions. In addition, Delaware courts experienced an increase in litigation in which plaintiffs attempted to exploit the absence of protection for officers to prolong litigation and extract settlements from defendant corporations. As adopted, amended Section 102(b)(7) of the DGCL protects officers from personal monetary liability under limited circumstances as explained below.

We are proposing to amend the Certificate of Incorporation to add a provision exculpating certain of the Company’s officers from liability in specific circumstances, as permitted by Delaware law. The new Delaware legislation only permits, and our proposed amendment would only permit, exculpation for direct claims (as opposed to derivative claims made by stockholders on behalf of the corporation) and would not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. The rationale for so limiting the scope of liability is to strike a balance between stockholders’ interest in accountability and their interest in the Company being able to attract and retain quality officers to work on its behalf.

The Nominating and Corporate Governance Committee believes that there is a need for directors and officers to remain free of the risk of financial ruin as a result of an unintentional misstep. Further, the Nominating and Corporate Governance Committee noted that the proposed provision would not negatively impact stockholder rights. Therefore, taking into account the narrow class and type of claims for which officers’ liability would be exculpated, and the benefits the Nominating and Corporate Governance Committee believes would accrue to the Company and its stockholders in the form of an enhanced ability to attract and retain talented officers, the Nominating and Corporate Governance Committee recommended to the Board an amendment to the Certificate of Incorporation to provide such exculpation to the extent permitted by Delaware law. Based on this recommendation, the Board determined that it is in the best interests of the Company and our stockholders to amend the Certificate of Incorporation as described herein.

Accordingly, we ask our stockholders to vote on the following resolution:

The full text of the amendment, subject to non-material technical, administrative or similar changes and modifications in the reasonable discretion of the officers of the Company, is attached as Appendix C (the “Charter Amendment”). Appendix D includes marked changes (items in bold with double underlines are additions and items in bold and strikethrough are deletions), to the current wording of Section 8.1 of the Certificate of Incorporation.

“RESOLVED, that the Company’s stockholders approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to amend and restate Section 8.1 thereof, which shall read in its entirety as follows:

“Section 8.1 Limitation of Director and Officer Liability. No Director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, to the fullest extent permitted by the DGCL as the same now exists or hereafter may be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director or officer of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.”

Conditions and Limitations to Exculpation under DGCL Section 102(b)(7)

As amended, Section 102(b)(7) of the DGCL provides important conditions and limitations on a corporation’s exculpation of its officers for monetary damages from breaches of fiduciary duty and does not eliminate or limit the liability of:

(i)     A director or officer for any breach of the director’s or officer’s duty of loyalty to the corporation or its stockholders;

(ii)     A director or officer for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

(iii)     The liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions;

(iv)     A director or officer for any transaction from which the director or officer derived an improper personal benefit; or

(v)     An officer in any action by or in the right of the corporation.

Reasons for the Proposal

The Board believes that eliminating personal monetary liability for officers under certain circumstances is reasonable and appropriate. Claims against corporations for breaches of fiduciary duties are expected to continue increasing. Delaware corporations that fail to adopt officer exculpation provisions may experience a disproportionate amount of nuisance litigation and disproportionately increased costs in the form of increased director and officer liability insurance premiums, as well as diversion of management attention from the business of the corporation.

Further, the Board anticipates that similar exculpation provisions are likely to be adopted by the Company’s peers and others with whom the Company competes for executive talent. As a result, officer exculpation provisions may become necessary for Delaware corporations to attract and retain experienced and qualified corporate officers.

A Delaware corporation seeking to extend the benefits of the newly amended Section 102(b)(7) to its corporate officers must amend its certificate of incorporation, as the protections do not apply automatically and must be embedded in the corporation’s certificate of incorporation to be effective. Accordingly, the Board has determined it is advisable and in the best interests of the Company and its stockholders to seek stockholders’ approval for the Charter Amendment.

Effect of the Proposal if Approved

The Charter Amendment would provide for the elimination of personal monetary liability for certain officers only in connection with direct claims brought by stockholders, subject to the limitations described under the heading “Conditions and Limitations to Exculpation under DGCL Section 102(b)(7)” above. As is the case with directors under the Certificate of Incorporation, the Charter Amendment would not limit the liability of officers for any breach of the duty of loyalty to the Company or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit.

If the Charter Amendment is approved by the stockholders at the annual meeting, it will become effective upon the filing of the Charter Amendment with the Secretary of State of the State of Delaware. In accordance with the DGCL, however, the Board may abandon the Charter Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Charter Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval.

Vote Required

Approval of the Charter Amendment to the Certificate of Incorporation shall be effective upon the affirmative vote of a majority of the shares eligible to vote at the annual meeting. Abstentions and broker non-votes with respect to this proposal will have the effect of a vote “Against” approval of the Charter Amendment to the Certificate of Incorporation. Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “For” the approval of the Amendment to the Certificate of Incorporation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

OTHER MATTERS

Proposals for 2024 Annual Meeting of Stockholders and 2024 Proxy Materials

Proxy Statement Proposals

Pursuant to Rule 14a-8 under the Exchange Act, if a stockholder wants to submit a proposal for inclusion in our proxy materials for the 2024 annual meeting of stockholders, it must be received by our Secretary by no later than January 24, 2024, unless the date of the 2024 annual meeting of stockholders is more than 30 days before or after July 6, 2024, in which case the proposal must be received at least ten (10) days before we begin to print and mail our proxy materials and must otherwise comply with Rule 14a-8 under the Exchange Act. In order to avoid controversy, stockholders should submit proposals by means, including electronic means, which permit them to prove the date of delivery.

Other Proposals and Nominations

For any proposal or director nomination that is not submitted for inclusion in next year’s proxy statement pursuant to the process set forth above, but is instead sought to be presented directly at the 2024 annual meeting of stockholders, stockholders are advised to review our Amended and Restated Bylaws as they contain requirements with respect to advance notice of stockholder proposals and director nominations. To be timely, the notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date of the prior year’s annual meeting of stockholders. Accordingly, any such stockholder proposal or director nomination must be received between March 8, 2024 and the close of business on April 7, 2024, for the 2024 annual meeting of stockholders. In the event that the 2024 annual meeting of stockholders is convened more than 45 days prior to or delayed by more than 45 days after the anniversary of the 2023 annual meeting, notice by the stockholder, to be timely, must be received no earlier than the 120th day prior to the 2024 annual meeting of stockholders and no later than the later of (i) the 90th day prior to the 2024 annual meeting of stockholders and (ii) the tenth day following the day on which we publicly announce the date of the 2024 annual meeting of stockholders. All proposals should be sent to our principal executive offices at 3000 El Camino Rd., Bldg. 4, Suite 200, Palo Alto, California 94306, Attention: Corporate Secretary. These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.

A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the SEC.

Copies of our Amended and Restated Bylaws are filed as, or incorporated by reference as, an exhibit to our Annual Reports on Form 10-K, which is available at www.sec.gov available by request to the Secretary at 3000 El Camino Rd., Bldg. 4, Suite 200, Palo Alto, California 94306.

In addition to satisfying the deadlines in the advance notice provisions of our Amended and Restated Bylaws, a stockholder who intends to solicit proxies pursuant to Rule 14a-19 in support of nominees submitted under these advance notice provisions for the 2024 annual meeting must notify our Secretary in writing not later than May 7, 2024 comply with the other requirements of Rule 14a-19(b).

All submissions to, or requests from, the Secretary of the Company should be made to: 180 Life Sciences Corp., 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, CA, 94306.

The chairman of the annual meeting of stockholders has the sole authority to determine whether any nomination or other proposal has been properly brought before the meeting in accordance with our Amended and Restated Bylaws. If we receive a proposal other than pursuant to Rule 14a-8 or a nomination for the 2024 annual meeting, and such nomination or other proposal is not delivered within the time frame specified in our Amended and Restated Bylaws, then the person(s) appointed by the Board and named in the proxies for the 2024 annual meeting may exercise discretionary voting power if a vote is taken with respect to that nomination or other proposal.

Annual Report

Copies of our Annual Report on Form 10-K (as amended) (including our audited financial statements) filed with the SEC may be obtained without charge by writing to 180 Life Sciences Corp., 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, CA, 94306, attention: Secretary. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2022 and certain other related financial and business information are contained in our 2022 Annual Report to stockholders, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

Additional Filings

The Company’s Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website on the Internet, www.180lifesciences.com, as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. Information on our website does not constitute part of this proxy statement.

The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to the Company, Attn: Corporate Secretary, 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306.

Other Matters to be Presented at the Annual Meeting

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the annual meeting other than that described above. If any other business should properly come before the annual meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the annual meeting of stockholders and has not been informed that any other matters are to be presented by others.

Interest of Certain Persons in or Opposition to Matters to Be Acted Upon:

(a)	No officer or director of us has any substantial interest in the matters to be acted upon, other than his or her role as an officer or director of us, or as a stockholder of us.

(b)	No director of us has informed us that he or she intends to oppose the action taken by us set forth in this proxy statement.

Company Contact Information

The Board has established a process for stockholders to send communications to our Board or any individual director. Stockholders may send written communications to the Board or any director to 180 Life Sciences Corp.:

180 Life Sciences Corp.

Attn: Investor Relations

3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306

Appendix A

FIRST AMENDMENT TO
180 LIFE SCIENCES CORP.
2022 OMNIBUS INCENTIVE PLAN

This First Amendment (“First Amendment”) to the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan (the “2022 OIP”), is made and adopted by the Board of Directors of 180 Life Sciences Corp., a Delaware corporation (the “Company”), on May 5, 2023, effective as of the date of the Annual Meeting that occurs in 2023, provided that it is approved by the Company’s stockholders on that date (the “First Amendment Date”). Capitalized terms used in this First Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the 2022 OIP.

RECITALS

A.	The Company currently maintains the 2022 OIP.

B.	The Board believes it is in the best interests of the Company and its stockholders to amend the 2022 OIP to increase the Share Limit and the ISO Limit and to incorporate the other terms and conditions set forth herein.

AMENDMENT

The 2022 OIP is hereby amended as follows, effective as of the date of the Annual Meeting that occurs in 2023, provided that it is approved by the Company’s stockholders on that date.

1.

Section 3.1(a). Section 3.1(a) of the 2022 OIP is hereby deleted and replaced in its entirety with the following:

“(a) Subject to Section 3.3 and Section 3.6, the aggregate number of Shares which may be issued under this Plan shall be 470,000 (the “Share Limit”). All of the Shares reserved under the Plan may be issued in the form of Incentive Stock Options under the Plan, subject to the limitation set forth in Section 3.6. The Shares issued under the Plan may be authorized but unissued, or reacquired Company Common Stock. No provision of this Plan shall be construed to require the Company to maintain the Shares in certificated form. Unless the Administrator shall determine otherwise, (x) Awards may not consist of fractional shares and shall be rounded down to the nearest whole Share, and (y) fractional Shares shall not be issued under the Plan (and shall instead also be rounded as aforesaid).”

2.

Section 3.6. Section 3.6 of the 2022 OIP is hereby deleted and replaced in its entirety with the following:

“Section 3.6 Maximum Number of Incentive Stock Options. Notwithstanding the Share Limit, and subject to adjustment in accordance with Section 3.3 hereof, the maximum number of Shares that may be granted in connection with, and issued pursuant to the exercise of, Incentive Stock Options granted under this Plan is 470,000 shares (the “ISO Limit”).”

3.	This First Amendment shall be and, as of the First Amendment Date, is hereby incorporated in and forms a part of the 2022 OIP.

4.	Except as expressly provided herein, all terms and conditions of the 2022 OIP shall remain in full force and effect.

A-1

Appendix B

FIRST AMENDED AND RESTATED

180 LIFE SCIENCES CORP.

2022 OMNIBUS INCENTIVE PLAN

Originally Adopted by the Board of Directors on April 26, 2022 and the Stockholders on June 14, 2022

Amended and Restated by the Stockholders on July 11, 2023

PURPOSES

This First Amended and Restated 180 Life Sciences Corp. 2022 Omnibus Incentive Plan, as may be amended from time to time (the “Plan”), is intended to promote the interests of 180 Life Sciences Corp. (the “Company”) and its Subsidiaries (as defined below) and its stockholders by (i) attracting and retaining directors, executive officers, employees and consultants of outstanding ability; (ii) motivating such individuals by means of performance-related incentives to achieve the longer-range performance goals of the Company and its Subsidiaries; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

Article I
Definitions

Whenever the following terms are used in this Plan, they shall have the meanings specified below unless the context clearly indicates to the contrary.

Section 1.1 “Administrator” means the Board or the Compensation Committee, as determined by the Board from time to time. In exercising its discretion hereunder, the Board shall endeavor to cause the Administrator to satisfy any requirements applicable to qualify for an exemption available under Rule 16b-3 promulgated under the Exchange Act or any other regulatory or administrative requirements that may be applicable with respect to Awards granted hereunder.

Section 1.2 “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person where “control” (including the terms “controlling,” “controlled by,” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of securities, by contract, or otherwise.

Section 1.3 “Alternative Award” has the meaning set forth in Section 10.1.

Section 1.4 “Alternative Performance Awards” has the meaning set forth in Section 10.2.

Section 1.5 “Award” means any Option, Restricted Stock, Restricted Stock Unit, Performance Award, SAR, Dividend Equivalent or other Stock-Based Award granted to a Participant pursuant to the Plan, including an Award combining two or more types of Awards into a single grant.

Section 1.6 “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award, including through an electronic medium. The Administrator may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the Participant’s acceptance of, or actions under, an Award Agreement unless otherwise expressly specified herein.

Section 1.7 “Board” means the Board of Directors of the Company.

Section 1.8 [Reserved]

Section 1.9 “Cause” means, unless otherwise provided in the Award Agreement, any of the following: (A) the Participant’s commission of a crime involving fraud, theft, false statements or other similar acts or commission of any crime that is a felony (or comparable classification in a jurisdiction that does not use these terms); (b) the Participant’s engaging in any conduct that constitutes an employment disqualification under applicable law with respect to a material portion of the Participant’s work duties; (c) the Participant’s willful or grossly negligent failure to perform his or her material employment-related duties for the Company Group, or willful misconduct in the performance of such duties; (d) the Participant’s material violation of any Company or Subsidiary policy as in effect from time to time; (e) the Participant’s engaging in any act or making any public statement that materially impairs, impugns, denigrates, disparages or negatively reflects upon the name, reputation or business interests of the Company or its Subsidiaries; or (f) the Participant’s material breach of any Award Agreement, employment agreement, or noncompetition, nondisclosure or nonsolicitation agreement to which the Participant is a party or by which the Participant is bound; provided that in the case of any Participant who, as of the date of determination, is a party to an effective services, severance, consulting or employment agreement with the Company or any Subsidiary of the Company that employs such individual, “Cause” has the meaning, if any, specified in such agreement. A termination for Cause shall be deemed to include a determination by the Administrator following a Participant’s termination of employment that circumstances existing prior to such termination would have entitled the Company or one of its Subsidiaries to have terminated such Participant’s employment for Cause. All rights a Participant has or may have under the Plan shall be suspended automatically during the pendency of any investigation by the Administrator or its designee, or during any negotiations between the Administrator or its designee and the Participant, regarding any actual or alleged act or omission by the Participant of the type described in the applicable definition of Cause.

Section 1.10 “Change in Control” means the first to occur of any of the following events after the Effective Date:

(a) any Person becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”);

(b) the individuals who constitute the Board as of the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the Effective Date whose election, or nomination for election, by the Company’s stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(c) the consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its Subsidiaries (each, a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of Directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent securities), except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination;

in each case, provided that, as to Awards subject to Section 409A of the Code, the payment or settlement of which will occur by reason of the Change in Control, such event also constitutes a “change in control” within the meaning of Section 409A of the Code. In addition, notwithstanding the foregoing, a “Change in Control” shall not be deemed to occur if the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code or as a result of any restructuring that occurs as a result of any such proceeding.

Section 1.11 “Change in Control Price” means the price per share of Company Common Stock paid in conjunction with any transaction resulting in a Change in Control. If any part of the offered price is payable other than in cash, the value of the non-cash portion of the Change in Control Price shall be determined in good faith by the Administrator as constituted immediately prior to the Change in Control.

Section 1.12 “Code” means the Internal Revenue Code of 1986, as amended.

Section 1.13 “Company Common Stock” means the common stock, par value $0.0001 per share, of the Company and such other stock or securities into which such common stock is hereafter converted or for which such common stock is exchanged.

Section 1.14 “Company Group” means the Company and its direct or indirect Subsidiaries.

Section 1.15 “Compensation Year” means the period from one annual meeting of stockholders to the next following annual meeting of stockholders.

Section 1.16 “Competitive Activity” means a Participant’s material breach of restrictive covenants relating to noncompetition, nonsolicitation (of customers or employees) or preservation of confidential information or other covenants having the same or similar scope, included in an Award Agreement or other agreement to which the Participant and the Company or any of its Affiliates is a party.

Section 1.17 “Corporate Event” means, as determined by the Administrator, any transaction or event described in Section 3.3(a) or any unusual or infrequently occurring transaction or event affecting the Company, any Subsidiary of the Company, or the financial statements of the Company or any of its Subsidiaries, or changes in applicable laws, regulations or accounting principles (including, without limitation, a recapitalization of the Company).

Section 1.18 “Director” means a member of the Board or a member of the board of directors of any Subsidiary.

Section 1.19 “Disability” means (x) for Awards that are not subject to Section 409A of the Code, “disability” as such term is defined in the long-term disability insurance plan or program of the Company or any Subsidiary then covering the Participant, and (y) for Awards that are subject to Section 409A of the Code, “disability” has the meaning set forth in Section 409A(a)(2)(c) of the Code; provided that with respect to Awards that are not subject to Section 409A, in the case of any Participant who, as of the date of determination, is a party to an effective services, severance, consulting or employment agreement with the Company or any Subsidiary of the Company that employs such individual, “Disability” has the meaning, if any, specified in such agreement.

Section 1.20 “Dividend Equivalent” means the right to receive payments, in cash or in Shares, based on dividends paid with respect to Shares.

Section 1.21 “Eligible Representative” for a Participant means such Participant’s personal representative or such other person as is empowered under the deceased Participant’s will or the then applicable laws of descent and distribution to represent the Participant hereunder.

Section 1.22 “Employee” means any individual classified as an employee by the Company or one of its Subsidiaries.

Section 1.23 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

Section 1.24 “Executive Officer” means each person who is an officer or employee of the Company or any of its Subsidiaries and who is subject to the reporting requirements under Section 16(a) of the Exchange Act.

Section 1.25 “Fair Market Value” means, unless otherwise determined by the Administrator from time to time, the closing transaction price of a Share as reported on the NASDAQ Stock Market LLC on the date as of which such value is being determined or, if Shares are not listed on the NASDAQ Stock Market LLC, the closing transaction price of a Share on the principal national stock exchange on which Shares are traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if Shares are not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Administrator by whatever means or method as the Administrator, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code.

Section 1.26 “Good Reason” means, unless otherwise provided in the Award Agreement, a material reduction in the Participant’s base salary or a material reduction in the Participant’s target annual cash incentive compensation opportunity, in each case, other than (a) any isolated or inadvertent failure by the Company or the applicable Subsidiary that is not in bad faith and is cured within thirty (30) business days after the Participant gives the Company or the applicable Subsidiary notice of such event or (b) a reduction of 10% or less which is applicable to all employees in the same salary grade as the Participant; provided that in the case of any Participant who, as of the date of determination, is a party to an effective services, severance, consulting or employment agreement with the Company or any Subsidiary of the Company that employs such individual, “Good Reason” has the meaning, if any, specified in such agreement.

Section 1.27 “Incentive Stock Option” means an Option which qualifies under Section 422 of the Code and is expressly designated as an Incentive Stock Option in the Award Agreement.

Section 1.28 “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

Section 1.29 “Option” means an option to purchase Company Common Stock granted under the Plan. The term “Option” includes both an Incentive Stock Option and a Non-Qualified Stock Option.

Section 1.30 “Participant” means any Service Provider who has been granted an Award pursuant to the Plan.

Section 1.31 “Performance Award” means a Performance Shares or a Performance Unit.

Section 1.32 “Performance Cycle” means the period of time selected by the Administrator during which performance is measured for the purpose of determining the extent to which a Performance Award has been earned or vested.

Section 1.33 “Performance Goals” means the objectives established by the Administrator for a Performance Cycle pursuant to Section 6.5 for the purpose of determining the extent to which a Performance Award has been earned or vested.

Section 1.34 “Performance Share” means an Award granted pursuant to Article VI of the Plan of a Share or a contractual right to receive a Share (or the cash equivalent thereof) upon the achievement, in whole or in part, of the applicable Performance Goals.

Section 1.35 “Performance Unit” means a U.S. Dollar-denominated unit (or a unit denominated in the Participant’s local currency) granted pursuant to Article VI of the Plan, payable in cash or in Shares upon the achievement, in whole or in part, of the applicable Performance Goals.

Section 1.36 “Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or any other entity of whatever nature.

Section 1.37 “Replacement Awards” means Shares or Awards issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form or combination by the Company or any of its Subsidiaries.

Section 1.38 “Restricted Stock” means an Award granted pursuant to Section 5.1.

Section 1.39 “Restricted Stock Unit” means an Award granted pursuant to Section 5.2.

Section 1.40 “Securities Act” means the Securities Act of 1933, as amended.

Section 1.41 “Service Provider” means an Employee, Director or consultant of the Company or any of its Subsidiaries.

Section 1.42 “Share” means a share of Company Common Stock.

Section 1.43 “Stock Appreciation Right” or “SAR” means the right to receive a payment from the Company in cash and/or Shares equal to the excess, if any, of the Fair Market Value of one Share on the exercise date over a specified price (the “Base Price”) fixed by the Administrator on the grant date (which specified price shall not be less than the Fair Market Value of one Share on the grant date).

Section 1.44 “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company directly or indirectly has at least a 50% equity interest.

Section 1.45 “Termination of employment,” “termination of service” and any similar term or terms means, with respect to a Director who is not an Employee of the Company or any Subsidiary, the date upon which such Director ceases to be a member of the Board or of the board of directors of any Subsidiary, with respect to a consultant of the Company or any of its Subsidiaries, the date upon which such consultant ceases to provide services to the Company and its Subsidiaries and, with respect to an Employee, the date he or she ceases to be an Employee; provided that with respect to any Award subject to Section 409A of the Code, such terms shall mean “separation from service,” as defined in Section 409A of the Code and the rules, regulations and guidance promulgated thereunder. Unless otherwise determined by the Administrator, a “termination of employment” or “termination of service” shall not occur if an Employee, consultant or Director, immediately upon ceasing to provide services in such capacity, commences to or continues to provide services to the Company or any of its Affiliates in another of such capacities.

Article II
ADMINISTRATION

Section 2.1 Powers of the Administrator. The Plan shall be administered by the Administrator. The Administrator shall have the sole and complete authority and discretion to: (i) determine the type or types of Awards to be granted to each Participant; (ii) select the Service Providers to whom Awards may from time to time be granted; (iii) determine all matters and questions related to the termination of service of a Service Provider with respect to any Award granted to him or her; (iv) determine the number of Awards to be granted and the number of Shares to which an Award will relate; (v) approve forms of agreement for use under the Plan, which need not be identical for each Service Provider; (vi) determine the terms and conditions of any Awards (including, without limitation, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions and any restriction or limitation regarding any Award or the Company Common Stock relating thereto) based in each case on such factors as the Administrator shall determine; (vii) prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to Subplans (as defined in Section 2.4) established for the purpose of satisfying applicable foreign laws; (viii) determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise or purchase price of an Award may be paid in, cash, Company Common Stock, other Awards, or other property, or an Award may be canceled, forfeited or surrendered; (ix) suspend or accelerate the vesting of any Award granted under the Plan or waive the forfeiture restrictions or any other restriction or limitation regarding any Awards or the Company Common Stock relating thereto; (x) construe and interpret the terms of the Plan and Awards granted pursuant to the Plan; and (xi) make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan. Any determination made by the Administrator under the Plan, including, without limitation, under Section 3.3, shall be final, binding and conclusive on all Participants and other persons having or claiming any right or interest under the Plan. The Administrator’s determinations under the Plan need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

Section 2.2 Delegation by the Administrator. The Administrator may delegate, subject to such terms or conditions or guidelines as it shall determine, to any officer or group of officers, or Director or group of Directors of the Company or its Subsidiaries any portion of its authority and powers under the Plan with respect to Participants who are not Executive Officers or non-employee directors of the Board; provided that any delegation to one or more officers of the Company shall be subject to and comply with applicable law.

Section 2.3 Expenses, Professional Assistance, No Liability. All expenses and liabilities incurred by the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may elect to engage the services of attorneys, consultants, accountants or other persons. The Administrator, the Company and its officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. The Administrator (and its members) shall not be personally liable for any action, determination or interpretation made with respect to the Plan or the Awards, and the Administrator (and its members) shall be fully protected by the Company with respect to any such action, determination or interpretation.

Section 2.4 Participants Based Outside the United States. To conform with the provisions of local laws and regulations, or with local compensation practices and policies, in foreign countries in which the Company or any of its Subsidiaries operate, but subject to the limitations set forth herein regarding the maximum number of shares issuable hereunder and the maximum award to any single Participant, the Administrator may (i) modify the terms and conditions of Awards granted to Employees employed and consultants who provide services outside the United States (“Non-U.S. Awards”), (ii) establish subplans with such modifications as may be necessary or advisable under the circumstances (“Subplans”) and (iii) take any action which it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan. The Administrator’s decision to grant Non-U.S. Awards or to establish Subplans is entirely voluntary, and at the complete discretion of the Administrator. The Administrator may amend, modify or terminate any Subplans at any time, and such amendment, modification or termination may be made without prior notice to the Participants. The Company, Affiliates and members of the Administrator shall not incur any liability of any kind to any Participant as a result of any change, amendment or termination of any Subplan at any time. The benefits and rights provided under any Subplan or by any Non-U.S. Award (x) are wholly discretionary and, although provided by either the Company or an Affiliate of the Company, do not constitute regular or periodic payments and (y) except as otherwise required under applicable laws, are not to be considered part of the Participant’s salary or compensation under the Participant’s employment with the Participant’s local employer for purposes of calculating any severance, resignation, redundancy or other end of service payments, vacation, bonuses, long-term service awards, indemnification, pension or retirement benefits, or any other payments, benefits or rights of any kind. If a Subplan is terminated, the Administrator may direct the payment of Non-U.S. Awards (or direct the deferral of payments whose amount shall be determined) prior to the dates on which payments would otherwise have been made, and determine if such payments may be made in a lump sum or in installments.

Article III
SHARES SUBJECT TO PLAN

Section 3.1 Shares Subject to Plan.

(a) Subject to Section 3.3 and Section 3.6, the aggregate number of Shares which may be issued under this Plan shall be 470,000 (the “Share Limit”). All of the Shares reserved under the Plan may be issued in the form of Incentive Stock Options under the Plan, subject to the limitation set forth in Section 3.6. The Shares issued under the Plan may be authorized but unissued, or reacquired Company Common Stock. No provision of this Plan shall be construed to require the Company to maintain the Shares in certificated form. Unless the Administrator shall determine otherwise, (x) Awards may not consist of fractional shares and shall be rounded down to the nearest whole Share, and (y) fractional Shares shall not be issued under the Plan (and shall instead also be rounded as aforesaid).

(b) If any Award or portion thereof under this Plan is for any reason forfeited, canceled, cash-settled, expired or otherwise terminated without the issuance of Shares, the Shares subject to such forfeited, canceled, cash-settled, expired or otherwise terminated Award, or portion thereof, shall again be available for grant under the Plan. If Shares are tendered or withheld from issuance with respect to an Award by the Company in satisfaction of any Exercise Price, Base Price or tax withholding or similar obligations, such tendered or withheld Shares shall again be available for grant under the Plan. Notwithstanding the foregoing, and except to the extent required by applicable law, Replacement Awards shall not be counted against Shares available for grant pursuant to this Plan.

Section 3.2 Limitation on Non-Employee Director Awards. The maximum number of Shares subject to Awards granted during a single Compensation Year to any non-employee Director, taken together with any cash fees paid during the Compensation Year to the non-employee Director, in respect of the Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not exceed (i) $500,000 in total value; or (ii) in the event such non-employee Director is first appointed or elected to the Board during such Compensation Year, $750,000 in total value, or (iii) in the event such non-employee Director is serving as non-employee Chairperson (or co-Chairperson) of the Board, $750,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes.

Section 3.3 Changes in Company Common Stock; Disposition of Assets and Corporate Events.

(a) If and to the extent necessary or appropriate to reflect any stock dividend, extraordinary dividend, stock split or share combination or any recapitalization, merger, consolidation, exchange of shares, spin-off, liquidation or dissolution of the Company or other similar transaction affecting the Company Common Stock (each, a “Corporate Event”), the Administrator shall adjust the number of shares of Company Common Stock available for issuance under the Plan, the ISO Limit, and the number, class and Exercise Price (if applicable) or Base Price (if applicable) of any outstanding Award, and/or make such substitution, revision or other provisions or take such other actions with respect to any outstanding Award or the holder or holders thereof, in each case as it determines to be equitable. Without limiting the generality of the foregoing sentence, in the event of any such Corporate Event, the Administrator shall have the power to make such changes as it deems appropriate in (i) the number and type of shares or other securities covered by outstanding Awards, (ii) the prices specified therein (if applicable), (iii) the securities, cash or other property to be received upon the exercise, settlement or conversion of such outstanding Awards or otherwise to be received in connection with such outstanding Awards and (iv) any applicable Performance Goals. After any adjustment made by the Administrator pursuant to this Section 3.3, the number of shares subject to each outstanding Award shall be rounded down to the nearest whole number of whole or fractional shares (as determined by the Administrator), and (if applicable) the Exercise Price or Base Price thereof shall be rounded up to the nearest cent.

(b) Any adjustment of an Award pursuant to this Section 3.3 shall be effected in compliance with Section 424 and 409A of the Code to the extent applicable.

Section 3.4 Award Agreement Provisions. The Administrator may include such provisions and limitations in any Award Agreement as it shall determine, subject to the terms of the Plan.

Section 3.5 Prohibition Against Repricing. Except to the extent (i) approved in advance by the stockholders of the Company or (ii) pursuant to Section 3.3 as a result of any Corporate Event or pursuant to Article XI in connection with a Change in Control, the Administrator shall not have the power or authority to reduce, whether through amendment or otherwise, the Exercise Price of any outstanding Option or Base Price or any outstanding SAR or to grant any new Award, or make any cash payment, in substitution for or upon the cancellation of Options or SARs previously granted and as to which the Exercise Price or Base Price thereof is in excess of the then-current Fair Market Value of Share.

Section 3.6 Maximum Number of Incentive Stock Options. Notwithstanding the Share Limit, and subject to adjustment in accordance with Section 3.3 hereof, the maximum number of Shares that may be granted in connection with, and issued pursuant to the exercise of, Incentive Stock Options granted under this Plan is 470,000 shares (the “ISO Limit”).

Article IV
OPTIONS AND SARS

Section 4.1 Grant of Options and SARs. The Administrator is authorized to make Awards of Options and/or SARs to any Service Provider in such amounts and subject to such terms and conditions as determined by the Administrator, consistent with the Plan. SARs may be granted in tandem with Options or may be granted on a freestanding basis, not related to any Option. Excluding Replacement Awards, the per Share purchase price of the Shares subject to each Option (the “Exercise Price”) and the Base Price of each SAR shall be not less than 100% of the Fair Market Value of a Share on the date such Option or SAR is granted. Each Option and each SAR shall be evidenced by an Award Agreement.

Section 4.2 Exercisability and Vesting; Exercise. Each Option and SAR shall vest and become exercisable according to the terms and conditions as determined by the Administrator. Except as otherwise determined by the Administrator, SARs granted in tandem with an Option shall become vested and exercisable on the same date or dates as the Options with which such SARs are associated vest and become exercisable. SARs that are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise such Option for an equivalent number of Shares, and may be exercised only with respect to the Shares for which the related Option is then exercisable. The Administrator shall specify the manner of and any terms and conditions of exercise of an exercisable Option or SAR, including but not limited to net-settlement, delivery of previously owned stock and broker-assisted sales.

Section 4.3 Settlement of SARs. Upon exercise of a SAR, the Participant shall be entitled to receive payment in Shares, or such other form as determined by the Administrator, having an aggregate value equal to the Fair Market Value of one Share on the exercise date over (ii) the Base Price of such SAR; provided, however, that on the grant date, the Administrator may establish a maximum amount per Share that may be payable upon exercise of a SAR.

Section 4.4 Expiration of Options and SARs. No Option or SAR may be exercised after the expiration of ten (10) years from the date the Option or SAR was granted, unless a longer or shorter period is set forth in the Award Agreement. Notwithstanding the foregoing, in the event that on the last business day of the term of the Option or SAR (x) the exercise of the Option or SAR is prohibited by applicable law or (y) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or SAR shall be extended but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement (to the extent permissible under Section 409A of the Code) and provided further that no extension will be made if the applicable Exercise Price or Base Price at the date the initial term would otherwise expire is below the Fair Market Value on such date.

Article V
Restricted Stock Awards AND RESTRICTED STOCK UNIT AWARDS

Section 5.1 Restricted Stock. The Administrator is authorized to make Awards of Restricted Stock to any Service Provider selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. All Awards of Restricted Stock shall be evidenced by an Award Agreement. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Administrator may impose. These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter. The issuance of Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine.

Section 5.2 Restricted Stock Units. The Administrator is authorized to make Awards of Restricted Stock Units to any Service Provider selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. The Administrator may specify any conditions to vesting as it deems appropriate. For the avoidance of doubt, the Administrator may grant Restricted Stock Units that are fully vested and nonforfeitable when granted. At the time of grant, the Administrator shall specify the settlement date applicable to each grant of Restricted Stock Units. Unless otherwise provided in an Award Agreement, on the settlement date, the Company shall, subject to the terms of this Plan, transfer to the Participant one Share (or a cash amount equal to the then Fair Market Value of a Share) for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. A Participant shall not be, nor have any of the rights or privileges of, a stockholder in respect of Restricted Stock Units awarded pursuant to the Plan unless and until the Shares attributable to such Restricted Stock Units have been issued to such Participant. Notwithstanding the foregoing, unless otherwise determined by the Administrator, the Restricted Stock Units awarded pursuant to the Plan will receive Dividend Equivalents in accordance with Article VIII.

Article VI
Performance AWARDS

Section 6.1 Grant of Performance Awards. The Administrator is authorized to make Performance Awards to any Participant selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator. All Performance Shares and Performance Units shall be evidenced by an Award Agreement.

Section 6.2 Issuance and Restrictions. The Administrator shall have the authority to determine the Participants who shall receive Performance Awards; the number of Performance Shares, the number and value of Performance Units; the cash entitlement of any Participant with respect to any Performance Cycle; and the Performance Goals applicable in respect of such Performance Awards for each Performance Cycle. The Administrator shall determine the duration of each Performance Cycle (the duration of Performance Cycles may differ from one another), and there may be more than one Performance Cycle in existence at any one time. An Award Agreement evidencing the grant of Performance Shares or Performance Units shall specify the number of Performance Shares and the number and value of Performance Units awarded to the Participant, the Performance Goals applicable thereto, and such other terms and conditions as the Administrator shall determine. Unless the Administrator shall determine otherwise, no Company Common Stock will be issued at the time an Award of Performance Shares is made. The Company shall not be required to set aside a fund for the payment of Performance Awards.

Section 6.3 Earned Performance Awards. Performance Awards shall become earned, in whole or in part, based upon the attainment of specified Performance Goals or the occurrence of any event or events, as the Administrator shall determine or as set forth in an Award Agreement. In addition to the achievement of the specified Performance Goals, the Administrator may condition payment of Performance Awards on such other conditions as the Administrator shall determine. The Administrator may also provide in an Award Agreement for the completion of a minimum period of service (in addition to the achievement of any applicable Performance Goals) as a condition to the vesting of any Performance Award.

Section 6.4 Rights as a Stockholder. A Participant shall not have any rights as a stockholder in respect of Performance Awards (including, without limitation, the right to vote on any matter submitted to the Company’s stockholders) until such time as the Shares attributable to such Performance Awards have been issued to such Participant or his or her beneficiary. Performance Shares as to which Shares are issued prior to the end of the Performance Cycle shall, during such period, be subject to such restrictions on transferability and other restrictions as the Administrator may impose. Notwithstanding the foregoing, unless otherwise determined by the Administrator, the Performance Awards awarded pursuant to the Plan will receive Dividend Equivalents settled in Shares in accordance with Article VIII.

Section 6.5 Performance Goals and Related Provisions. The Administrator shall establish the Performance Goals that must be satisfied in order for a Participant to receive an Award for a Performance Cycle or for a Performance Award to be earned or vested. The Administrator may provide for a threshold level of performance below which no amount of compensation will be paid and a maximum level of performance above which no additional amount of compensation will be paid under the Plan, and it may provide for the payment of differing amounts of compensation for different levels of performance. Performance Goals may be established on a Company-wide basis, with respect to one or more business units, divisions, Subsidiaries or products or based on individual performance measures, and may be expressed in absolute terms or relative to other metrics including internal targets or budgets, past performance of the Company, the performance of one or more similarly situated companies, performance of an index, outstanding equity or other external measures. In the case of earning-based measures, performance goals may include comparisons relating to capital (including but limited to, the cost of capital), stockholders’ equity, shares outstanding, assets or net assets, or any combination thereof. Performance Goals may also be subject to such other terms and conditions as the Administrator may determine appropriate. The Administrator may also adjust the Performance Goals for any Performance Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company; changes in applicable tax laws or accounting principles; other extraordinary events such as restructurings; discontinued operations; asset write-downs; significant litigation or claims, judgments or settlements; acquisitions or divestitures; reorganizations or changes in the corporate structure or capital structure of the Company; foreign exchange gains and losses; change in the fiscal year of the Company; business interruption events; unbudgeted capital expenditures; unrealized investment gains and losses; impairments and/or such other factors as the Administrator may determine.

Section 6.6 Determination of Attainment of Performance Goals. As soon as practicable following the end of a Performance Cycle and prior to any payment or vesting in respect of such Performance Cycle, the Administrator shall determine the number of Performance Shares or other Performance Awards and the number and value of Performance Units or the amount of any cash entitlement, in each case that has been earned or vested.

Section 6.7 Payment of Awards. Payment or delivery of Company Common Stock with respect to earned Performance Shares, earned Performance Units and earned cash entitlements shall be made to the Participant or, if the Participant has died, to the Participant’s Eligible Representative, as soon as practicable after the expiration of the Performance Cycle and the Administrator’s determination under Section 6.6 above and (unless an applicable Award Agreement shall set forth one or more other dates) in any event no later than the earlier of (i) ninety (90) days after the end of the fiscal year in which the Performance Cycle has ended and (ii) ninety (90) days after the expiration of the Performance Cycle. The Administrator shall determine and set forth in the applicable Award Agreement whether earned Performance Shares and the value of earned Performance Units are to be distributed in the form of cash, Shares or in a combination thereof, with the value or number of Shares payable to be determined based on the Fair Market Value of the Company Common Stock on the date of the Administrator’s determination under Section 6.6 above or such other date specified in the Award Agreement. The Administrator may, in an Award Agreement with respect to the Award or delivery of Shares, condition the vesting of such Shares on the performance of additional service.

Section 6.8 Newly Eligible Participants. Notwithstanding anything in this Article VI to the contrary, the Administrator shall be entitled to make such rules, determinations and adjustments as it deems appropriate with respect to any Participant who becomes eligible to receive Performance Shares, Performance Units or other Performance Awards after the commencement of a Performance Cycle.

Article VII
OTHER Stock-Based Awards

Section 7.1 Grant of Stock-Based Awards. The Administrator is authorized to make Awards of other types of equity-based or equity-related awards and fully vested stock awards, including grants of fully vested Shares (collectively, “Stock-Based Awards”) not otherwise described by the terms of the Plan in such amounts and subject to such terms and conditions as the Administrator shall determine, including without limitation the payment of cash bonuses or other incentives in the form of Stock-Based Awards. Unless otherwise determined by the Administrator, all Stock-Based Awards shall be evidenced by an Award Agreement. Such Stock-Based Awards may be granted as an inducement to enter the employ of the Company, any Affiliate or any Subsidiary or in satisfaction of any obligation of the Company, any Affiliate or any Subsidiary to an officer or other key employee, whether pursuant to this Plan or otherwise, that would otherwise have been payable in cash or in respect of any other obligation of the Company. Such Stock-Based Awards may entail the transfer of actual Shares, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

Article VIII
Dividend Equivalents

Section 8.1 Generally. Dividend Equivalents may be granted to Participants at such time or times as shall be determined by the Administrator. Dividend Equivalents may be granted in tandem with other Awards, in addition to other Awards, or freestanding and unrelated to other Awards. Notwithstanding the terms of this Section 8.1, no Dividend Equivalents shall be granted with respect to Options or SARs. The grant date of any Dividend Equivalents will be the date on which the Dividend Equivalent is awarded by the Administrator, or such other date permitted by applicable laws as the Administrator shall determine. Dividend Equivalents may, at the discretion of the Administrator, be fully vested and nonforfeitable when granted or subject to such vesting conditions as determined by the Administrator; provided, that, unless the Administrator shall determine otherwise in an Award Agreement, Dividend Equivalents with respect to Awards shall not be fully vested until the Awards have been earned and shall be forfeited if the related Award is forfeited. Dividend Equivalents shall be evidenced in writing, whether as part of the Award Agreement governing the terms of the Award, if any, to which such Dividend Equivalent relates, or pursuant to a separate Award Agreement with respect to freestanding Dividend Equivalents, in each case, containing such provisions not inconsistent with the Plan as the Administrator shall determine, including customary representations, warranties and covenants with respect to securities law matters.

Article IX
Termination and Forfeiture

Section 9.1 Termination for Cause; Post-Service Competitive Activity. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates for Cause or a Participant engages in Competitive Activity following the Participant’s termination of employment or service, all Options and SARs, whether vested or unvested, and all other Awards that are unvested or unexercisable or otherwise unpaid (or were unvested or unexercisable or unpaid at the time of occurrence of Cause or engagement in Competitive Activity) shall be immediately forfeited and canceled, effective as of the date of the termination or engagement in Competitive Activity. If the Participant engages in Competitive Activity following the termination, any portion of the Participant’s Awards that became vested after termination, and any Shares or cash issued upon exercise or settlement of such Awards, shall be immediately forfeited, canceled, and disgorged or paid to the Company together with all gains earned or accrued due to the sale of Shares issued upon exercise or settlement of such Awards.

Section 9.2 Termination due to Death. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates by reason of death:

(a) All Options and SARs (whether or not then otherwise exercisable) shall become exercisable in full and the Participant’s Eligible Representative may exercise all such Options and SARs at any time prior to the earlier of (i) the one-year anniversary of the Participant’s death or (ii) the expiration of the term of the Options or SARs; provided that any in-the-money Options and SARs that are still outstanding on the last day of the time period specified in this Section 9.2(a) shall automatically be exercised on such date; and

(b) All other Awards shall immediately vest in full upon the Participant’s death, and Restricted Stock Units and Performance Awards that have not been settled or converted into Shares prior to the Participant’s death shall immediately be settled in Shares. Any Performance Awards that vest as a result of this Section 9.2(b) shall vest and be paid based on target levels of performance.

Section 9.3 Termination due to Disability. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates by reason of Disability, the Participant shall be treated for purposes of the treatment of the Participant’s Awards under this Section 9.3 as though the Participant continued in the employ or service of the Company and all unvested Awards shall remain outstanding and vest, or in the case of Options and SARs, vest and become exercisable, in accordance with the terms set forth in the applicable Award Agreement. Any Options or SARs granted to such Participant that are exercisable at the date of termination by reason of Disability or that thereafter become exercisable by reason of the operation of the immediately preceding sentence may be exercised at any time prior to the earlier of (i) the fifth anniversary of the Participant’s termination for Disability or (ii) the expiration of the term of such Options or SARs.

Section 9.4 Involuntary Termination Without Cause. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service is involuntarily terminated without Cause:

(a) All Options and SARs that are unvested shall be immediately forfeited and canceled, effective as of the date of the termination, and all Options and SARs that are vested shall remain outstanding and exercisable until the earlier of (i) 30 days after the effective date of the termination under this Section 9.4 or (ii) the expiration of the term of such Options or SARs; and

(b) All Awards of Restricted Stock or Restricted Stock Units that are unvested shall be immediately forfeited and canceled, effective as of the date of the termination; and

(c) Provided that the Participant signs a general release and waiver of claims in the form provided by the Administrator and does not exercise any rights to revoke such release, the Participant shall retain a portion of any unvested Performance Awards granted earlier than one year prior to the termination under this Section 9.4 equal to, for each grant of Performance Awards, the number of Performance Shares or Performance Units specified in the Award Agreement multiplied by the quotient of (i) the number of full months elapsed between the grant date in respect of such Performance Awards and the effective date of the termination under this Section 9.4 over (ii) the total number of months in the Performance Cycle. Such retained Performance Awards will remain outstanding and vest subject to the attainment of the applicable Performance Goals in respect thereof. Any Performance Awards that do not vest pursuant to this Section 9.4(c) shall be immediately forfeited and canceled, effective as of the date of the termination.

Section 9.5 Termination for Any Other Reason. Unless otherwise set forth in the Award Agreement, if a Participant’s employment or service terminates for any reason other as set forth in Sections 9.1 (other than post-service Competitive Activity) through 9.4:

(a) All Options and SARs that are unvested shall be immediately forfeited and canceled, effective as of the date of the termination, and all Options and SARs that are vested shall remain outstanding and exercisable until the earlier of (i) 30 days after the effective date of the termination under this Section 9.5 or (ii) the expiration of the term of such Options or SARs; and

(b) All other Awards that are unvested or have not otherwise been earned shall be immediately forfeited and canceled, effective as of the date of termination.

Section 9.6 Post-Termination Informational Requirements. Before the settlement of any Award following termination of employment or service, the Administrator may require the Participant (or the Participant’s Eligible Representative, if applicable) to make such representations and provide such documents as the Administrator deems necessary or advisable to effect compliance with applicable law and the provisions of this Plan.

Section 9.7 Forfeiture and Recoupment of Awards. Awards granted under this Plan (and gains earned or accrued in connection with Awards) shall be subject to such generally applicable policies as to forfeiture and recoupment (including, without limitation, upon the occurrence of material financial or accounting errors, financial or other misconduct or Competitive Activity) as may be adopted by the Administrator or the Board from time to time. Any such policies may (in the discretion of the Administrator or the Board) be applied to outstanding Awards at the time of adoption of such policies, or on a prospective basis only. Participants shall also forfeit and disgorge to the Company any Awards granted or vested and any gains earned or accrued due to the exercise of Options or SARs or the sale of any Company Common Stock to the extent required by applicable law or as required by any stock exchange or quotation system on which the Company Common Stock is listed or quoted, in each case in effect on or after the Effective Date, including but not limited to Section 304 of the Sarbanes-Oxley Act of 2002 and Section 10D of the Exchange Act. The implementation of policies and procedures pursuant to this Section 9.7 and any modification of the same shall not be subject to any restrictions on amendment or modification of Awards.

Section 9.8 Clawbacks. Awards shall be subject to any generally applicable clawback policy adopted by the Administrator, the Board or the Company that is communicated to the Participants or any such policy adopted to comply with applicable law.

Article X
CHANGE IN CONTROL

Section 10.1 Alternative Award. Unless otherwise provided in an Award Agreement, and other than with respect to the Performance Award Conversion, no cancellation, acceleration or other payment shall occur in connection with a Change in Control pursuant to Section 10.3 with respect to any Award or portion thereof as a result of the Change in Control if the Administrator reasonably determines in good faith, prior to the occurrence of the Change in Control, that such Award shall be honored or assumed, or new rights substituted therefor following the Change in Control (such honored, assumed or substituted award, an “Alternative Award”), provided that any Alternative Award must (i) give the Participant who held the Award rights and entitlements substantially equivalent to or better than the rights and terms applicable under the Award immediately prior to the Change in Control, including an equal or better vesting schedule and that Alternative Awards that are stock options have identical or better methods of payment of the exercise price thereof and a post-termination exercise period extending until at least the fifth anniversary of the Participant’s termination (or, if earlier, the expiration of the term of such stock options); (ii) have terms such that if a Participant’s employment is involuntarily (i.e., by the Company or its successor other than for Cause) or constructively (i.e., by the Participant with Good Reason) terminated within the twenty-four (24) months following a Change in Control at a time when any portion of the Alternative Award is unvested, the unvested portion of such Alternative Award shall immediately vest in full and such Participant shall receive (as determined by the Board prior to the Change in Control) either (1) a cash payment equal in value to the excess (if any) of the fair market value of the stock subject to the Alternative Award at the date of exercise or settlement over the price (if any) that such Participant would be required to pay to exercise such Alternative Award or (2) publicly-traded shares or equity interests equal in value (as determined by the Administrator) to the value in clause (1).

Section 10.2 Performance Award Conversion. Unless otherwise provided in an Award Agreement, upon a Change in Control, then-outstanding Performance Awards shall be modified to remove any Performance Goals applicable thereto and to substitute, in lieu of such Performance Goals, vesting solely based on the requirement of continued service through, as nearly as is practicable, the date(s) on which the satisfaction of the Performance Goals would have been measured if the Change in Control had not occurred (or, if applicable, the later period of required service following such measurement date) (such Awards, the “Alternative Performance Awards”), with such service-vesting of the Alternative Performance Awards to accelerate upon the termination of service of the holder prior to such vesting date(s) thereof, if such termination of service satisfies the requirements of clause (ii) of Section 10.1 hereof. The number of Alternative Performance Awards shall be equal to (i) if less than 50% of the Performance Cycle has elapsed, the target number of Performance Awards, and (ii) if 50% or more of the Performance Cycle has elapsed, a number of Performance Awards based on actual performance through the date of the Change in Control if determinable, or the target, if not determinable (with the Administrator as constituted prior to the Change in Control making any determinations necessary to determine performance and the vesting date(s) thereof). The conversion of the Performance Awards into Alternative Performance Awards is referred to herein as the “Performance Award Conversion”. Following the Performance Award Conversion, the Alternative Performance Awards shall either remain outstanding as Alternative Awards consistent with this Section 10.2 or shall be treated as provided in Section 10.3.

Section 10.3 Accelerated Vesting and Payment. Except as otherwise provided in this Article X or in an Award Agreement, upon a Change in Control:

(a) each vested and unvested Option or SAR shall be canceled in exchange for a payment equal to the excess, if any, of the Change in Control Price over the applicable Exercise Price or Base Price;

(b) the vesting restrictions applicable to all other unvested Awards (other than (x) freestanding Dividend Equivalents not granted in connection with another Award and (y) Performance Awards) shall lapse, all such Awards shall vest and become non-forfeitable and be canceled in exchange for a payment equal to the Change in Control Price;

(c) the Alternative Performance Awards shall be canceled in exchange for a payment equal to the Change in Control Price;

(d) all other Awards (other than freestanding Dividend Equivalents not granted in connection with another Award) that were vested prior to the Change in Control but that have not been settled or converted into Shares prior to the Change in Control shall be canceled in exchange for a payment equal to the Change in Control Price; and

(e) all freestanding Dividend Equivalents not granted in connection with another Award shall be cancelled without payment therefor.

To the extent any portion of the Change in Control Price is payable other than in cash and/or other than at the time of the Change in Control, Award holders under the Plan shall receive the same value in respect of their Awards (less any applicable Exercise Price, Base Price or similar feature) as is received by the Company’s stockholders in respect of their Company Common Stock (as determined by the Administrator), and the Administrator shall determine the extent to which such value shall be paid in cash, in securities or other property, or in a combination of cash and securities or other property, consistent with applicable law. To the extent any portion of the Change in Control Price is payable other than at the time of the Change in Control, the Administrator shall determine the time and form of payment to the Award holders consistent with Section 409A of the Code and other applicable laws. Upon a Change in Control the Administrator may cancel Options and SARs for no consideration if the Fair Market Value of the Shares subject to such Options or such SARs is less than or equal to the Exercise Price of such Options or the Base Price of such SARs.

Article XI
OTHER PROVISIONS

Section 11.1 Awards Not Transferable. Except as otherwise determined by the Administrator, no Award or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 11.1 shall prevent transfers by will, by the applicable laws of descent and distribution or pursuant to the beneficiary designation procedures approved by the Company pursuant to Section 11.13 or, with the prior approval of the Company, estate planning transfers.

Section 11.2 Amendment, Suspension or Termination of the Plan or Award Agreements.

(a) The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator; provided, that without the approval of the stockholders of the Company, no amendment or modification to the Plan may (i) except as otherwise expressly provided in Section 3.3, increase the number of Shares subject to the Plan; (ii) modify the class of persons eligible for participation in the Plan or (iii) materially modify the Plan in any other way that would require stockholder approval under applicable law. Except as otherwise expressly provided in the Plan, neither the amendment, suspension or termination of the Plan shall, without the written consent of the holder of the Award, materially adversely alter or impair any rights or obligations under any Award theretofore granted.

(b) The Administrator at any time, and from time to time, may amend the terms of any one or more existing Award Agreements, provided, however, that the rights of a Participant under an Award Agreement shall not be materially adversely impaired without the Participant’s written consent. The Company shall provide a Participant with notice of any amendment made to a Participant’s existing Award Agreement.

(c) No Award may be granted during any period of suspension nor after termination of the Plan, and in no event may any Award be granted under this Plan after the expiration of ten (10) years from the Effective Date.

Section 11.3 Effect of Plan upon Other Award and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any of its Affiliates. Nothing in this Plan shall be construed to limit the right of the Company or any of its Affiliates (a) to establish any other forms of incentives or compensation for Service Providers or (b) to grant or assume options or restricted stock other than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options or restricted stock in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 11.4 At-Will Employment. Nothing in the Plan or any Award Agreement hereunder shall confer upon the Participant any right to continue as a Service Provider of the Company or any of its Affiliates or shall interfere with or restrict in any way the rights of the Company or any of its Affiliates, which are hereby expressly reserved, to discharge any Participant at any time for any reason whatsoever, with or without Cause.

Section 11.5 Conformity to Securities Laws. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated under any of the foregoing, to the extent the Company, any of its Affiliates or any Participant is subject to the provisions thereof. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Awards shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 11.6 Term of Plan. The Plan was approved by the Board of Directors of the Company on April 26, 2022 (the “Adoption Date”), subject to stockholder approval. The Plan shall be effective on the date of its approval by the stockholders of the Company at the 2022 annual meeting of stockholders (the “Effective Date”) in accordance with applicable law. No awards shall be issued or granted under this Plan until or unless this Plan is approved by stockholders. The Plan shall continue in effect, unless sooner terminated pursuant to Section 11.2, until the tenth (10th) anniversary of the Adoption Date. The provisions of the Plan shall continue thereafter to govern all outstanding Awards.

Section 11.7 Governing Law. To the extent not preempted by federal law, the Plan shall be construed in accordance with and governed by the laws of the State of Delaware regardless of the application of rules of conflict of law that would apply the laws of any other jurisdiction.

Section 11.8 Severability. In the event any portion of the Plan or any action taken pursuant thereto shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provisions had not been included, and the illegal or invalid action shall be null and void.

Section 11.9 Governing Documents. In the event of any express contradiction between the Plan and any Award Agreement or any other written agreement between a Participant and the Company or any Affiliate that has been approved by the Administrator, the express terms of the Plan shall govern, unless it is expressly specified in such Award Agreement or other written document that such express provision of the Plan shall not apply.

Section 11.10 Withholding Taxes. In addition to any rights or obligations with respect to the federal, state, local or foreign income taxes, withholding taxes or employment taxes required to be withheld under applicable law, the Company or any Affiliate employing a Service Provider shall have the right to withhold from the Service Provider, or otherwise require the Service Provider or an assignee to pay, any such required withholding obligations arising as a result of grant, exercise, vesting or settlement of any Award or any other taxable event occurring pursuant to the Plan or any Award Agreement, including, without limitation, to the extent permitted by law, the right to deduct any such withholding obligations from any payment of any kind otherwise due to the Service Provider or to take such other actions (including, without limitation, withholding any Shares or cash deliverable pursuant to the Plan or any Award) as may be necessary to satisfy such withholding obligations.

Section 11.11 Section 409A. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the adoption of the Plan. Notwithstanding any provision of the Plan to the contrary, in the event that following the adoption of the Plan, the Administrator determines that any Award may be subject to Section 409A of the Code and related regulations and Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the adoption of the Plan), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance or (c) comply with any correction procedures available with respect to Section 409A of the Code. Notwithstanding anything else contained in this Plan or any Award Agreement to the contrary, if a Service Provider is a “specified employee” at the time of the Service Provider’s “separation from service” (as determined under Section 409A of the Code) then, to the extent necessary to comply with, and avoid imposition on such Service Provider of any tax penalty imposed under, Section 409A of the Code, any payment required to be made to a Service Provider hereunder upon or following his or her separation from service shall be delayed until the first to occur of (i) the six-month anniversary of the Service Provider’s separation from service and (ii) the Service Provider’s death. Should payments be delayed in accordance with the preceding sentence, the accumulated payment that would have been made but for the period of the delay shall be paid in a single lump sum during the ten (10) day period following the lapsing of the delay period. No provision of this Plan or an Award Agreement shall be construed to indemnify any Service Provider for any taxes incurred by reason of Section 409A (or timing of incurrence thereof), other than an express indemnification provision therefor.

Section 11.12 Notices. Except as provided otherwise in an Award Agreement, all notices and other communications required or permitted to be given under this Plan or any Award Agreement shall be in writing and shall be deemed to have been given if delivered personally, sent by email or any other form of electronic transfer approved by the Administrator, sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such delivery, (i) in the case of notices and communications to the Company, to its current business address and to the attention of the Corporate Secretary of the Company or (ii) in the case of a Participant, to the last known address, or email address or, where the individual is an employee of the Company or one of its Subsidiaries, to the individual’s workplace address or email address or by other means of electronic transfer acceptable to the Administrator. All such notices and communications shall be deemed to have been received on the date of delivery, if sent by email or any other form of electronic transfer, at the time of dispatch or on the third business day after the mailing thereof.

Section 11.13 Beneficiary Designation. Each Participant under the Plan may from time to time pursuant to procedures approved by the Company name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death.

Appendix C

FORM OF
CERTIFICATE OF AMENDMENT
OF
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
180 LIFE SCIENCES CORP.

180 Life Sciences Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Company”), DOES HEREBY CERTIFY:

FIRST: The name of the corporation is 180 Life Sciences Corp.

SECOND: The original name of the Company was KBL Merger Corp. IV. The date on which the Company’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware is September 7, 2016. The Amended and Restated Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on June 2, 2017. The Second Amended and Restated Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on November 6, 2020.

THIRD: The Board of Directors of the Company (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware (the “DGCL”), adopted resolutions approving and deeming advisable an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended (the “Restated Certificate”), as follows:

RESOLVED: That Section 8.1 of the Second Amended and Restated Certificate of Incorporation of the Corporation be and it hereby is amended and restated to provide as follows:

“Section 8.1 Limitation of Director and Officer Liability. A director or officer (as defined in Section 102(b)(7) of DGCL) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable, to the fullest extent permitted by the DGCL, as the same now exists or hereafter may be amended, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of an officer of the corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.”

FOURTH: The foregoing amendment was submitted to the stockholders of the Company for their approval at a meeting of stockholders which was duly called and held, upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment. Accordingly, said amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

FIFTH: This Certificate of Amendment shall become effective on [_____], 2023 at [_____] Eastern Time.

C-1

IN WITNESS WHEREOF, 180 Life Sciences Corp. has caused this certificate to be signed by Ozan Pamir, its Chief Financial Officer, this      day of      , 2023.

180 LIFE SCIENCES CORP.
By:
Its:

Printed Name:

C-2

Appendix D

Section 8.1. Limitation of Director and Officer Liability. ~~A director~~ No Director or officer of the Corporation shall ~~not~~ be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a ~~director, except~~director or officer, as applicable, to the fullest extent ~~such exemption from liability or limitation thereof is not~~ permitted ~~under~~ by the DGCL as the same now exists or ~~may~~ hereafter may be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director or officer of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

D-1

180 LIFE SCIENCES CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – THURSDAY, JULY 6, 2023 AT 9 A.M. PACIFIC TIME
CONTROL ID:
REQUEST ID:

The undersigned stockholder of 180 Life Sciences Corp., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around May 23, 2023, and hereby appoints James N. Woody, M.D., Ph.D. and Ozan Pamir (the “Proxies”) or any one of them, with full power of substitution and resubstitution, and authority to act in the absence of the other, each as proxies and attorneys-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the Annual Meeting of Stockholders of the Company, to be held virtually on Thursday, July 6, 2023, at 9 a.m. Pacific Time, virtually via live audio webcast at https://agm.issuerdirect.com/atnf (please note this link is case sensitive), and at any adjournment or postponement thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/atnf
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF 180 LIFE SCIENCES CORP			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” FOR PROPOSAL ONE, “FOR” PROPOSALS TWO, THREE, FIVE, AND SIX, AND FOR “1 YEAR” FOR PROPOSAL FOUR.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors		☐	☐
	Lawrence Steinman,				☐
	James N. Woody,				☐	CONTROL ID:
	Russell T. Ray				☐	REQUEST ID:
	Francis Knuettel II				☐

Proposal 2		à	FOR	AGAINST	ABSTAIN
	Approval of the adoption of the First Amendment to the 180 Life Sciences Corp. 2022 Omnibus Incentive Plan		☐	☐	☐
Proposal 3		à	FOR	AGAINST	ABSTAIN
	Advisory vote to approve named executive officer compensation, as described in the 180 Life Sciences Corp. Proxy Statement.		☐	☐	☐
Proposal 4		à	1 Year	2 Years	3 Years	4 Years
	Advisory Vote on the frequency of future advisory votes to approve named executive officer compensation.		☐	☐	☐	☐
Proposal 5		à	FOR	AGAINST	ABSTAIN
	Ratification of the appointment of Marcum LLP, as the company’s independent auditors for the fiscal year ending December 31, 2023.		☐	☐	☐
Proposal 6		à	FOR	AGAINST	ABSTAIN
	Approval of an Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company.		☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For All” for Proposal One, “For” Proposals Two, Three, Five, and Six, and for “1 Year” for Proposal Four, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2023

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)